As filed with the Securities and Exchange Commission on November 30, 2022

1933 Act Registration No. 333-200933

1940 Act Registration No. 811-23013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. _____	☐
Post-Effective Amendment No. 482	☒

and/or

REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 485	☒

(Check appropriate box or boxes)

GOLDMAN SACHS ETF TRUST

(Exact Name of Registrant as Specified in Charter)

200 West Street

New York, New York 10282

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 902-1000

CAROLINE L. KRAUS, ESQ.

Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

(Name and Address of Agent for Service)

Copies to:

STEPHEN H. BIER, ESQ.

ALLISON M. FUMAI, ESQ.

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Shares of the Goldman Sachs Access Treasury 0-6 Month ETF

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus dated November 30, 2022

Subject to Completion

Prospectus

[                ], 2022

GOLDMAN SACHS ETF TRUST

⬛	Goldman Sachs Access Treasury 0-6 Month ETF

∎	Exchange: [ ]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

Goldman Sachs Access Treasury 0-6 Month ETF—Summary

Ticker: [    ]            Stock Exchange: [    ]

INVESTMENT OBJECTIVE

The Goldman Sachs Access Treasury 0-6 Month ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the [US Treasury 0-6 Month Composite Index] (the “Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	[ ]%
Distribution and Service (12b-1) Fee	0.00%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
[1]	The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

PORTFOLIO TURNOVER

The Fund may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in total annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. Because the Fund has not yet commenced operations as of the date of the Prospectus, there is no portfolio turnover information quoted for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The Index is designed to measure the performance of U.S. Treasury Securities with a maximum remaining maturity of 6 months. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Fund expects to invest 100% of its assets in (i) U.S. Treasury Securities with a maximum remaining maturity of 6 months and (ii) cash.

As of [    ], there were [    ] issues in the Index and the Index had a weighted average maturity of [    ] years. The Index includes publicly-issued U.S. Treasury Securities that have a minimum remaining maturity of 1 month and a maximum remaining maturity of 6 months at the time of rebalance and that have a minimum issue size of $[    ] billion. In addition, the securities in the Index must be non-convertible and denominated in U.S. dollars. The Index excludes certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. 10-year and 30-year U.S. Treasury bonds are not eligible for inclusion in the Index. The Index is normally rebalanced monthly on the last day of the month.

The Index is sponsored by [    ]. The Index is market capitalization-weighted and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Investment Adviser uses a representative sampling strategy to manage the Fund. “Representative sampling” is an indexing strategy in which the Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of the Index. The securities selected for investment by the Fund are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of the Index. The Fund may or may not hold all of the securities in the Index.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund’s principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.

Calculation Methodology Risk.  The Index relies on various sources of information to assess the criteria of issuers included in the Index, including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Credit/Default Risk.  An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities or instruments may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.

Index Risk.  The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble, and the Fund does not take defensive positions in declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Index Provider may utilize third party data in constructing the Index, but it does not guarantee the accuracy or availability of any such third party data. The Index Provider makes no guarantee with respect to the accuracy, availability or timeliness of the production of the Index, or the suitability of the Index for the purpose to which it is being put by Goldman Sachs Asset Management, L.P. (the “Investment Adviser” or “GSAM”).

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Risk.  Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on [    ] (“[    ]”) and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market Risk.  The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Market Trading Risk.  The NAV of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate, in some cases significantly, in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Sampling Risk.  The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to a security in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Seed Investor Risk.  GSAM and/or its affiliates expect to make payments to one or more investors that contribute seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from the assets of GSAM and/or such affiliates (and not the Fund). Seed investors are expected to contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from GSAM and/or its affiliates have ceased. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund, including on the Fund’s liquidity and the market price of the Fund’s Shares.

Tracking Error Risk.  Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of the Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, changes to the Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. In addition, the Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions in which they are represented in the Index. The Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the Investment Company Act of 1940, as amended (the “Investment Company Act”), to meet the issuer diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies, or as a result of market restrictions or other legal reasons.

U.S. Treasury Securities Risk.  A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury Securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, changes in the credit rating or financial condition of the U.S. government may cause the value of U.S. Treasury Securities to decline.

Valuation Risk.  The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may affect the Fund’s ability to effect in-kind creations and redemptions on a T+0 or T+1 (as defined below) basis, respectively.

PERFORMANCE

Because the Fund had not yet commenced investment operations as of the date of the Prospectus, there is no performance information quoted for the Fund. Once available, the Fund’s performance information will be accessible at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Todd Henry, Vice President, and David Westbrook, Vice President, have managed the Fund since inception.

BUYING AND SELLING FUND SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because Shares trade at market prices, rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

You may incur costs attributable to the difference between the highest price a buyer is willing to pay for Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) (the “bid-ask spread”) when buying or selling Shares in the secondary market.

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads (when available), is included on the Fund’s website at www.gsamfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), GSAM or other related companies may pay the intermediary for the sale of Fund Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Management Approach

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of its Index. The Fund’s investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Goldman Sachs Access Treasury 0-6 Month ETF

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index. Shareholders will be provided with sixty days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest at least 80% of its assets in securities included in its underlying index.

The Index is designed to measure the performance of U.S. Treasury Securities with a maximum remaining maturity of 6 months. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Fund expects to invest 100% of its assets in (i) U.S. Treasury Securities with a maximum remaining maturity of 6 months and (ii) cash.

As of [    ], there were [    ] issues in the Index and the Index had a weighted average maturity of [    ] years. The Index includes publicly-issued U.S. Treasury Securities that have a minimum remaining maturity of 1 month and a maximum remaining maturity of 6 months at the time of rebalance and that have a minimum issue size of $[    ] billion. In addition, the securities in the Index must be non-convertible and denominated in U.S. dollars. The Index excludes certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. 10-year and 30-year U.S. Treasury bonds are not eligible for inclusion in the Index. The Index is normally rebalanced monthly on the last day of the month.

The Index is sponsored by [    ]. The Index is market capitalization-weighted and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Investment Adviser uses a representative sampling strategy to manage the Fund. “Representative sampling” is an indexing strategy in which the Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of its Index. The securities selected for investment by the Fund are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of its Index. The Fund may or may not hold all of the securities in its Index.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

The Index Provider may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

Goldman Sachs Fixed Income Team’s Investing Philosophy

The Fund is managed to seek to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity. The Investment Adviser follows a conservative, risk-managed investment process.

Global fixed income markets are constantly evolving and are highly diverse—with a large number of countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

⬛	Thoughtfully combine diversified sources of return by employing multiple strategies
⬛	Take a global perspective to uncover relative value opportunities
⬛	Consider a wide range of factors as part of the fundamental investment process, including traditional fundamental factors and environmental, social and governance (“ESG”) factors
⬛	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views
⬛	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool
⬛	Build a strong team of skilled investors who excel on behalf of our clients

The GSAM Fixed Income Team employs a dynamic fundamental investment process that considers a wide range of factors, and no one factor or consideration is determinative.

OTHER INVESTMENT PRACTICES AND SECURITIES

Although the Fund’s principal investment strategies are described in the Fund’s Summary—Principal Investment Strategies and Investment Management Approach—Principal Investment Strategies sections of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objectives. The Fund may be subject to additional limitations on its investments not shown here. Numbers in these tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports (when available). For more information about these and other investment practices and securities, see Appendix A. On each business day, before commencement of trading in Fund Shares on [    ], the Fund will disclose on its website (http://www.gsamfunds.com) the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the Fund’s calculation of NAV at the end of the business day (and also at 12:00 p.m. Eastern time). In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

INVESTMENT MANAGEMENT APPROACH

10	Percent of total assets (including securities lending collateral) (italic type)
10	Percent of net assets (excluding borrowings for Investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objective and strategies of the Fund.
The Fund may only invest up to 20% of its assets in securities and other instruments not included in its underlying index.

Goldman Sachs Access Treasury 0-6 Month ETF
Investment Practices

Borrowings	33 1⁄3

Illiquid Investments*	15

Investment Company Securities (including ETFs)**	10

*

Illiquid investments are any investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

**

This percentage limitation does not apply to the Fund’s investments in other investment companies where a higher percentage limitation is permitted under the Investment Company Act or rules, regulations or exemptive relief thereunder.

10	Percent of total assets (including securities lending collateral) (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objective and strategies of the Fund.

Goldman Sachs Access Treasury 0-6 Month ETF
Investment Securities

Fixed Income Securities	•

U.S. Treasury Securities	•

Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

✓	Principal Risk
*	Additional Risk.

Goldman Sachs Access Treasury 0-6 Month ETF

Absence of Active Market Risk	•

Authorized Participant Concentration Risk	•

Calculation Methodology Risk	✓

Credit/Default Risk	✓

Cybersecurity Risk	•

Index Risk	✓

Interest Rate Risk	✓

Large Shareholder Risk	✓

Liquidity Risk	•

Market Risk	✓

Market Trading Risk	✓

Sampling Risk	✓

Secondary Listing Risk	•

Seed Investor Risk	✓

Tracking Error Risk	✓

Trading Issues Risk	•

U.S. Treasury Securities Risk	✓

Valuation Risk	✓

⬛

Absence of Active Market Risk—There can be no assurance that active trading markets for the Shares will develop or be maintained by market makers or authorized participants, and there are no obligations of market makers to make a market in the Fund’s Shares or of authorized participants to submit purchase or redemption orders for Creation Units. ALPS Distributors, Inc., the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares.

Although market makers will generally take advantage of differences between the NAV and the trading price of Fund Shares through arbitrage opportunities, there is no guarantee that they will do so. Decisions by market makers or authorized participants to reduce their role or “step away” from market making or creation/redemption activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intraday bid/ask spreads for Shares. Market makers and authorized participants may be less willing to create or redeem Fund Shares if there is a lack of an active market for the Shares or its underlying investments, which may also contribute to the Fund’s Shares trading at a premium or discount to NAV.

⬛

Authorized Participant Concentration Risk—Only an authorized participant may engage in creation or redemption transactions directly with the Fund, and the Fund may have a limited number of financial institutions that act as authorized participants. None of those authorized participants is obligated to engage in creation and/or redemption transactions. To the extent that those authorized participants exit the business or are unable to or choose not to process creation and/or redemption orders, and no other authorized participant is able to step forward to create and redeem Shares, there may be a significantly diminished trading market for Shares. As a result, Shares may trade at a discount (or premium) to NAV and possibly face trading halts and/or de-listing.

RISKS OF THE FUND

⬛

Calculation Methodology Risk—With respect to the Fund, its respective Index relies on various sources of information to assess the criteria of issuers included in the Index (or the Reference Index), including fundamental information. Neither the Fund, the Investment Adviser nor the Index Provider can offer assurances that an Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

⬛

Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holdings may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.

⬛

Cybersecurity Risk—The Fund may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV; and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Cyber-attacks affecting the Fund or its Investment Adviser, custodian, Transfer Agent, or other third-party service providers may adversely impact the Fund and its shareholders.

⬛

Index Risk—The Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from an Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Neither the Fund, the Investment Adviser nor the Index Provider guarantee the accuracy, availability or timeliness of the production of the Index. The Index Provider may utilize third party data in constructing each Index, but it does not guarantee the quality, accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may negatively or positively impact the applicable Fund and its shareholders. For example, during a period where an Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Unusual market conditions may also cause the Index Provider to modify, postpone or cancel a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. The modification, postponement, or cancellation of a scheduled rebalance could mean that Index constituents that would otherwise be removed at a rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons in accordance with the Index’s methodology may remain in the Index and the Fund, causing the performance and constituents of the Index and the Fund to vary from those expected under normal conditions.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index in order, for example, to correct an error in the selection of index constituents. When an Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and its Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Index may increase the costs to and the tracking error risk of the Fund. In addition, any gains from errors by the Index Provider will be kept by the Fund and its shareholders and any losses or costs resulting from errors by the Index Provider will be borne by the Fund and its shareholders.

⬛

Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Although interest rates in the United States remain at relatively low levels, they are expected to increase in the future. Certain countries have experienced negative interest rates on certain fixed-income instruments. Changing interest rates may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.

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Large Shareholder Risk—Certain large shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders, which may occur rapidly or unexpectedly, may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. To the extent effected in cash, these redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Such cash redemptions may also accelerate the realization of taxable income to shareholders, which could make investments in Shares less tax-efficient than an investment in an ETF that is able to effect redemptions in-kind. Similarly, large Fund share purchases through an authorized participant may adversely affect the performance of the Fund to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. To the extent these large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on [    ] and may, therefore, have a material upward or downward effect on the market price of the Shares.

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Liquidity Risk—The Fund may invest in securities or instruments that trade in lower volumes, that are less liquid than other investments and/or that may become illiquid or less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value.

Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to decreased liquidity.

To the extent the Fund engages in cash redemptions, then liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of securities sold, an unusually high volume of redemption requests, a redemption request by a large shareholder (such as a seed investor) or other reasons. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests.

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Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors or countries.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

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Market Trading Risk—The NAV of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate, in some cases significantly, in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and

RISKS OF THE FUND

demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund’s Index trading individually or in the aggregate at any point in time. While the creation/redemption feature is designed to make it more likely that the Fund’s Shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances, perception of unreliability of disclosed NAV, and other factors. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV. In addition, because liquidity in certain underlying securities may fluctuate, Shares may trade at a larger premium or discount to NAV than Shares of other kinds of ETFs. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling Shares of the Fund.

An investor that buys or sells Shares through a broker will likely incur a brokerage commission or other charge imposed by the broker. In addition, the market price of Shares, like other exchange-traded securities, includes a “bid-ask spread” (the difference between the price at which investors are willing to buy Shares and the price at which investors are willing to sell Shares). The bid-ask spread will vary over time based on the Fund’s trading volume and market liquidity and may increase as a result of a decrease in the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity. The bid-ask spread may increase significantly in times of market disruption, meaning that Shares may trade at a discount to the Fund’s NAV and that discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares.

Shares of the Fund, like other publicly-traded securities, may be sold short. Shares are therefore subject to the risk of price decreases and increased volatility associated with being sold short.

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Sampling Risk—The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in its Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to a security in an Index that is not held by the Fund could cause the Fund to underperform its Index. To the extent the assets in the Fund are smaller, these risks will be greater.

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Secondary Listing Risk—The Fund’s Shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s Shares will continue to trade on any such stock exchange or in any market or that the Fund’s Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s Shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient. Shares of the Fund may trade in the secondary market outside of the trading hours of the Fund’s primary exchange. At such times, Shares may trade with more significant premiums or discounts than might be experienced otherwise.

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Seed Investor Risk—GSAM and/or its affiliates expect to make payments to one or more investors that contribute seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from the assets of GSAM and/or such affiliates (and not the Fund). Seed investors are expected to contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem all or part of their investments in the Fund, particularly after payments from GSAM and/or its affiliates have ceased. The timing of a redemption by a seed investor could benefit the seed investor. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund including by reducing the Fund’s liquidity, causing the Fund to realize gains that will be distributed and taxable to remaining shareholders and increasing the Fund’s transaction costs. A large redemption may also have a material upward or downward effect on the market price of the Fund’s Shares.

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Tracking Error Risk—Tracking error is the divergence of the Fund’s performance from that of its Index. The performance of the Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, changes to its Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. The frequency at which its Index is rebalanced may result in higher trading costs for the Fund and, as a result, greater tracking error. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. In addition, the Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of its Index as would be the case if the Fund purchased all of the securities in its Index in the proportions in which they are represented in the Index. To the extent that the Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. In addition, the Fund may be required to deviate its investments from the securities and relative weightings of its respective Index to comply with the Investment Company Act, to meet the issuer diversification requirements of the Code applicable to regulated investment companies, or as a result of market restrictions or other legal reasons. The Fund’s investments may also vary from the securities of its respective Index due to the Fund’s inability to invest in certain securities as a result of legal and compliance restrictions applicable to the Fund and/or the Investment Adviser and regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its affiliates. As an Index may consist of relatively few securities or issuers, tracking error may be heightened at times that the Fund is limited by restrictions on potential investments. For tax efficiency purposes, the Fund may sell certain securities to realize losses, which will result in a deviation from its Index.
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Trading Issues Risk—Trading in Shares on [    ] may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable. In addition, trading in Shares on [    ] is subject to trading halts caused by extraordinary market volatility pursuant to [    ] “circuit breaker” rules. If a trading halt or unanticipated closing of the exchange occurs, a shareholder may be unable to purchase or sell Shares. There can be no assurance that the requirements of [    ] necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

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U.S. Treasury Securities Risk—A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury Securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, changes in the credit rating or financial condition of the U.S. government may cause the value of U.S. Treasury Securities to decline.

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Valuation Risk—The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Fund’s Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of foreign securities or assets in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may affect the Fund’s ability to effect in-kind creations and redemptions on a T+0 or T+1 basis, respectively.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Tax Advantaged Product Structure

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of the Fund, like Shares of certain other ETFs, have been designed to be redeemed principally in-kind in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Fund, as applicable, to the extent used, generally is not expected to lead to a tax event for shareholders whose Shares are not being redeemed. There is no guarantee that these tax advantages will be realized or will materially reduce the amount of taxable capital gains distributed by the Fund to shareholders.

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, NY 10282	Goldman Sachs Access Treasury 0-6 Month ETF

GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”). Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of [    ], GSAM, including its investment advisory affiliates, had assets under supervision of approximately $[    ].

The Investment Adviser is responsible for the day-to-day management of the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants (“FCMs”) or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates with respect to managing certain portfolio securities. In addition, the Investment Adviser has access to proprietary tools developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund, to the extent such services are not required to be performed by others pursuant to the fund administration and accounting agreement, the custodian agreement, the transfer agency agreement, distribution agreement or such other agreements with service providers to the Fund that the Board has approved:

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Supervises non-advisory operations of the Fund, including oversight of vendors hired by the Fund, oversight of Fund liquidity and risk management, oversight of regulatory inquiries and requests with respect to the Fund made to the Investment Adviser, valuation and accounting oversight and oversight of ongoing compliance with federal and state securities laws, tax regulations, and other applicable law

⬛	Provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund
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Arranges for: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities

⬛	Maintains the records of the Fund
⬛	Provides office space and necessary office equipment and services for the Investment Adviser
⬛	Markets the Fund

An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

GSAM may manage other funds, accounts, additional pooled vehicles and/or separate accounts that have similar investment strategies to those of the Fund. These funds, pooled vehicles or accounts may perform differently than a Fund despite their similar strategies. Because the pooled vehicles may not be registered under the Investment Company Act, they are subject to fewer regulatory restraints than the Fund (e.g., fewer trading constraints) and may employ strategies that are not subject to the same constraints as the Fund.

GSAM and/or its affiliates expect to make payments to one or more investors that contribute seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be

SERVICE PROVIDERS

made from the assets of GSAM and/or such affiliates (and not the Fund). Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold Shares of the Fund. Goldman Sachs and its affiliates reserve the right to redeem or sell at any time some or all of the Shares acquired for their own accounts.

MANAGEMENT FEE AND OTHER EXPENSES

Pursuant to the Fund’s Management Agreement, as compensation for its services to the Fund, the Investment Adviser is entitled to a management fee, computed daily and payable monthly, at an annual rate listed below (as a percentage of the Fund’s average daily net assets). Under the Management Agreement for the Fund, the Investment Adviser is responsible for substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses.

Fee as a Percentage of Average Daily Net Assets
Goldman Sachs Goldman Sachs Access Treasury 0-6 Month ETF	[ ]%

The Investment Adviser may waive an additional portion of its management fee, including fees earned as the Investment Adviser to any of the affiliated funds in which the Fund invests, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements that may be in place. The Investment Adviser may also decide to waive a portion of its management fee to the extent necessary to avoid a negative yield on a given day. Any such waiver would be voluntary and may be terminated at any time.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund will be available in the Fund’s first annual or semi-annual report following its launch.

FUND MANAGERS

The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund’s portfolio managers’ individual responsibilities may differ and may include, among other things, oversight and maintenance of allocations to index securities, selecting the composition of creation and redemption baskets, general oversight of the implementation processes and management of the Fund’s portfolio.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Todd Henry Vice President	Portfolio Manager— Goldman Sachs Access Treasury 0-6 Month ETF	Since Inception	Mr. Henry is a portfolio manager on the Fixed Income team within GSAM. He joined GSAM in 2012.
David Westbrook Vice President	Portfolio Manager— Goldman Sachs Access Treasury 0-6 Month ETF	Since Inception	Mr. Westbrook is a portfolio manager on the U.S. Fixed Income team within GSAM. He joined GSAM in 2012.

For information about portfolio manager compensation, other accounts managed by a portfolio manager and portfolio manager ownership of securities in the Fund, see the SAI.

DISTRIBUTOR

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as the exclusive distributor of Creation Units of Shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of the Fund. Shares of the Fund are offered and sold on a continuous basis by the Distributor, acting as agent. The Distributor does not maintain a secondary market in the Fund’s Shares.

TRANSFER AGENT, CUSTODIAN AND PROVIDER OF ADMINISTRATIVE SERVICES

The Bank of New York Mellon (“BNYM”), 240 Greenwich Street, New York, New York 10286, serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, BNYM has undertaken with the Trust to provide the following services with respect to the Fund: (i) perform and facilitate the performance of purchases and redemptions of Creation Units, (ii) prepare and transmit by means of Depository Trust Company’s (“DTC”) book-entry system payments for dividends and distributions on or with respect to the Shares declared by the Trust on behalf of the Fund, as applicable, (iii) prepare and deliver reports, information and documents as specified in the transfer agency agreement, (iv) perform the customary services of a transfer agent and dividend disbursing agent, and (v) render certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

BNYM is the custodian of the Trust’s portfolio securities and cash. The custodian of the Trust may change from time to time. BNYM also maintains the Trust’s accounting records. BNYM may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

BNYM provides administrative services pursuant to a fund administration agreement with the Trust (the “Fund Administration and Accounting Agreement”) pursuant to which BNYM provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of certain reports and filings with the SEC; (iii) certain NAV computation services; and (iv) such other services for the Trust as may be mutually agreed upon between the Trust and BNYM. For its services under the Fund Administration and Accounting Agreement, BNYM receives such fees based on a stated percentage of net assets as are agreed upon from time to time between the parties. In addition, BNYM is reimbursed for reasonable out-of-pocket expenses incurred in connection with the Fund Administration and Accounting Agreement. In addition, an affiliate of BNYM will also provide certain other services for the Trust, including, (i) providing foreign exchange transaction services and (ii) executing trades in connection with certain creation and redemption transactions effected partially in cash. For these services, the BNYM affiliate will receive compensation based on levels that are negotiated with the Trust and/or the Investment Adviser. BNYM also provides certain middle office services to GSAM pursuant to a service agreement.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets in which the Fund directly and indirectly invests. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other

SERVICE PROVIDERS

accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund.

The Fund will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.

Distributions

The Fund pays distributions from its investment income and from net realized capital gains.

Distributions from net investment income, if any, are normally declared and paid monthly for the Fund, and distributions from net capital gains, if any, are normally declared and paid annually for the Fund. In addition, the Fund may occasionally make a distribution at a time when it is not normally made. On a date on which a distribution is declared, the distribution will normally be declared before 12:00 p.m. Eastern time and reflected in the Fund’s 12:00 p.m. Eastern time NAV.

In addition to the net investment income dividends paid monthly, the Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.

From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (GAAP).

Dividends and other distributions on Shares of the Fund are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through Depository Trust Company (“DTC”) Participants and Indirect Participants (each as described in the Book Entry section below) to beneficial owners then of record with proceeds received from the Fund.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.

Shareholder Guide

BUYING AND SELLING SHARES

Shares of the Fund may be acquired or redeemed directly from the Fund at NAV only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of the Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section below) may engage in creation or redemption transactions directly with the Fund. Once created, Shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market price like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund Shares listing will continue or remain unchanged. The Trust does not impose any minimum investment for Shares of the Fund purchased on an exchange. Buying or selling the Fund’s Shares involves certain costs that apply to all securities transactions. When buying or selling Shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of Shares. The spread varies over time for Shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.

The Fund’s primary listing exchange is [    ]. [    ] is open for trading Monday through Friday and are closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A “business day” with respect to the Fund is each day the New York Stock Exchange, [    ], and the Trust are open and includes any day that the Fund is required to be open under Section 22(e) of the Investment Company Act. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a business day. On days when [    ] closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the SAI for more information.

The Trust’s Board of Trustees has not adopted a policy of monitoring for frequent purchases and redemptions of Fund Shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Trust believes this is appropriate because ETFs, such as the Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund Shares remains at or close to NAV. Since the Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and the Fund’s Shares may be purchased and sold on [    ] at prevailing market prices, the risks of frequent trading are limited.

Section 12(d)(1) of the Investment Company Act restricts investments by registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the Investment Company Act in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the Trust.

The Fund and the Distributor will have the sole right to accept orders to purchase Shares and reserve the right to reject any purchase order in whole or in part.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANICAL INTERMEDIARIES

GSAM and/or the Distributor (upon direction of the Fund) may make payments to broker-dealers, registered investment advisers or other financial intermediaries (each, a “Financial Intermediary”) related to activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Fund or for other activities, such as participation in marketing activities and presentations, educational training programs, the support or purchase of technology platforms/software and/or reporting systems. GSAM and/or the Distributor (upon direction of the Fund) may also make payments to Financial Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded funds in general and/or for the provision of analytical or other data to GSAM or its affiliates relating to marketing of the Fund and/or sale of shares of the Fund and other Goldman Sachs Funds. In addition, GSAM and/or the Distributor may make payments to Financial Intermediaries that make Fund Shares available to their clients or for otherwise promoting the Fund, including through provision of consultative services to GSAM or its affiliates relating to marketing of the Fund and/or sale of Fund Shares. Such payments, which may be significant to the Financial Intermediary, are not made by the Fund. Rather, such payments are made by GSAM and/or the Distributor from their own resources, which may come directly or indirectly in part from management fees paid by the Fund. Payments of this type are sometimes referred to as marketing support or revenue-sharing payments. A Financial Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the marketing support payments it is eligible to receive. Therefore, such payments to a Financial Intermediary create conflicts of interest between the Financial Intermediary and its customers and may cause the Financial Intermediary to recommend the Fund over another investment. More information regarding these payments is contained in the SAI. A shareholder should contact his or her Financial Intermediary’s salesperson or other investment professional for more information regarding any such payments the Financial Intermediary firm may receive from GSAM and/or the Distributor.

NET ASSET VALUE

The Fund generally calculates its NAV as follows:

NAV =	(Value of Assets of the Fund) – (Liabilities of the Fund)
Number of Outstanding Shares of the Fund

The Fund’s NAV per share is generally calculated by the Fund’s provider of administrative services twice per business day at the following times: (i) 12:00 p.m. Eastern time; and (ii) as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing sources. If accurate quotations are not readily available, if the Fund’s provider of administrative services is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures approved by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of the Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.

Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded.

Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

SHAREHOLDER GUIDE

Fair valuation involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or sell Fund Shares on the secondary market or purchase or redeem Creation Units through the Fund.

The Fund relies on various sources to calculate its NAV. The ability of the Fund’s provider of administrative services to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

BOOK ENTRY

DTC serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes.

CREATION AND REDEMPTIONS

Prior to trading in the secondary market, Shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s Distributor.

A creation transaction, which is subject to acceptance by BNYM, as the Trust’s transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and/or a specified amount of cash in exchange for a specified number of Creation Units.

Similarly, Shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and/or a specified amount of cash. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

Please note the following with respect to the price at which transactions are processed:

⬛

NAV per Share is generally calculated by the Fund’s fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund Shares will generally not be priced on any day the New York Stock Exchange is closed. The Fund’s NAV per share is also calculated by the Fund’s provider of administrative services on each business day at 12:00 p.m. Eastern time.

⬛

The Trust reserves the right to reprocess creation and redemption transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) Authorized Participants accordingly based on the official closing NAV, as adjusted.

⬛	The Trust reserves the right to advance the time by which creation and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
⬛

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open the Fund for creation and redemption transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.

Only an Authorized Participant may create or redeem Creation Units directly with the Fund.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

In connection with certain cash creations, the Investment Adviser may provide the creating Authorized Participants with information regarding securities that the Fund would be willing to purchase with the proceeds of the cash creation, which may not be the current holdings of the Fund. In certain cases, the Fund may purchase such securities from an Authorized Participant that has submitted a creation order. Regardless of whether the Fund purchases securities with the proceeds of a cash creation order from the creating Authorized Participant, the Authorized Participant may be assessed a variable charge to compensate the Fund for the costs associated with purchasing the applicable securities, as described in the SAI. For more information, see the SAI.

To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC Participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) and the applicable transaction fees is included in the Fund’s SAI.

Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund Shares.

DISTRIBUTIONS

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund Shares or receive them in cash. For federal tax purposes, the Fund’s distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income while distributions of long-term capital gains, if any, are taxable to you as long-term capital gains, no matter how long you have owned your Fund Shares.

Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The preferential rate described above also applies to certain qualifying dividend income, but Fund distributions will generally not qualify for that favorable treatment and also will generally not qualify for the corporate dividends received deduction because the Fund will be earning interest income rather than dividend income.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares. A distribution will reduce the Fund’s NAV per share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

If you buy Shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS

A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

SALE OF FUND SHARES

Your sale of Fund Shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. When you sell your Shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the Shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the Shares. Additionally, any loss realized on a sale, exchange or redemption of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, (such as pursuant to a dividend reinvestment in Shares of the Fund). If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

OTHER INFORMATION

You may be subject to backup withholding at a rate of 24% with respect to taxable distributions if you do not provide your correct taxpayer identification number, or certify that it is correct, or if you have been notified by the IRS that you are subject to backup withholding.

Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund shares. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains. Non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Fund. Although this designation will generally be made by the Fund for distributions of long-term and short-term capital gains, the Fund does not anticipate making any designations of interest income. Therefore, all distributions of interest income will generally be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation and non-U.S. investors is included in the SAI.

Withholding of U.S. tax (at a 30% rate) is required with respect to payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Reporting to you and the IRS is required annually on Form 1099-B with respect to not only the gross proceeds of Fund Shares you sell or redeem but also their cost basis. Shareholders should contact their intermediaries with respect to reporting of cost basis and available elections with respect to their accounts. You should carefully review the cost basis information provided by the applicable intermediary and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

Index Provider

The Goldman Sachs Access Treasury 0-6 Month ETF has been developed solely by GSAM. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the [    ].

The Index is calculated by or on behalf of [    ] or its affiliate, agent or partner. The [    ] does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The [    ] makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by GSAM.

Other Information

PREMIUM/DISCOUNT INFORMATION

The Goldman Sachs Access Treasury 0-6 Month ETF has not yet commenced operations as of the date of the prospectus and, therefore, does not have information to report regarding how often the Shares of the Fund traded on [ ] at a price above NAV (i.e., a premium) or below NAV (i.e., a discount). When available, information regarding how often Shares of the Fund traded on [ ] at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter) can be found at www.gsamfunds.com.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on [    ] is satisfied by the fact that the prospectus is available at [    ] upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Fund and the Investment Adviser may purchase and resell Fund Shares pursuant to the Prospectus.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to [    ]% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

Appendix A

Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Fund will be subject to the risks associated with fixed income securities. These risks include, among others, interest rate risk and credit/default risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment.

A rising interest rate environment could cause the value of the Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased redemptions, which could impair the Fund’s ability to achieve its investment objective. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments.

To the extent the Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performances of such entities in direct proportion to the amount of assets the Fund invests therein.

To the extent the Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Index Risk.  The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, neither the Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Risks of Illiquid Investments.  The Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.

Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15 percent limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—Net Asset Value.”

Tracking Error Risk.  Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of the Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions in which they are represented in the Index. To the extent that the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. Because the Index, unlike the Fund, is not required to comply with requirements of the Investment Company Act, the Fund may be required to deviate its investments from the component securities of the Index in order to comply with the Investment Company Act. In addition, the Fund may be required to deviate its investments from the securities and relative weightings of the Index to meet the issuer diversification requirements of the Code, applicable to regulated investment companies, market restrictions or other legal reasons. For tax efficiency purposes, the Fund may sell certain securities to realize losses, which will result in a deviation from the Index.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the SAI, which is available upon request.

U.S. Treasury Securities and U.S. Government Securities.  The Fund may invest in U.S. Treasury Securities, which include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. U.S. Treasury Securities also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

The Fund may also invest in other U.S. Government Securities. Unlike U.S. Treasury Securities, U.S. Government Securities can be supported by either (i) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association); (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer.

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

The Fund may also invest in U.S. Treasury Securities and certain U.S. Government Securities, the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and

APPENDIX A

certain agencies, authorities or instrumentalities of the U.S. Government, including the Federal Home Loan Banks, Federal Farm Credit Banks and Tennessee Valley Authority.

U.S. Treasury Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due or provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Government Securities if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates.  The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Other Investment Companies.  The Fund may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting Shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of total assets in securities of all investment companies.

Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies (including ETFs and money market funds) and business development companies beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those investment companies may be funds for which the Investment Adviser or any of their affiliates serves as investment adviser, administrator or distributor.

Additionally, to the extent that any Fund serves as an “acquired fund” to another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Investment Company Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Appendix B

Financial Highlights

Because the Fund had not commenced investment operations as of the end of the Fund’s fiscal year, financial highlights are not available.

Goldman Sachs Access Treasury 0-6 Month ETF Prospectus

FOR MORE INFORMATION

Annual/Semi-Annual Report

Additional information about the Fund’s investments is or will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report (when available) you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).

The Fund’s annual and semi-annual reports (when available) and the SAI are available free upon request by calling Goldman Sachs Funds at 1-800-621-2550. You can also access and download the annual and semi-annual reports (when available) and the SAI at the Fund’s website: www.gsamfunds.com/ETFfunds.

From time to time, certain announcements and other information regarding the Fund may be found at http://www.gsamfunds.com/announcements-ind for individual investors, or http://www.gsamfunds.com/announcements for advisers.

To obtain other information and for shareholder inquiries:

	Shareholders/Authorized Participants	Financial Advisors

⬛ By telephone:	1-800-621-2550	1-800-292-4726

⬛ By mail:	Goldman Sachs Funds P.O. Box 806395 Chicago, IL 60680-4125

⬛ On the Internet:	SEC EDGAR database – http://www.sec.gov

Other information about the Fund is available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

[CODE]	The Trust’s investment company registration number is 811-23013. GSAM® is a registered service mark of Goldman Sachs & Co. LLC.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

DATED NOVEMBER 30, 2022

SUBJECT TO COMPLETION

STATEMENT OF ADDITIONAL INFORMATION

DATED [    ], 2022

FUND	PRINCIPAL U.S. LISTING EXCHANGE	TICKER SYMBOL
GOLDMAN SACHS ACCESS TREASURY 0-6 MONTH ETF	[ ]	[ ]

(Portfolio of Goldman Sachs ETF Trust)

Goldman Sachs ETF Trust

200 West Street

New York, New York 10282

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus for the Goldman Sachs Access Treasury 0-6 Month ETF (the “Fund”), dated [      ], 2022, as it may be further amended and/or supplemented from time to time (the “Prospectus”). The Prospectus may be obtained without charge from Goldman Sachs & Co. LLC by calling 1-800-621-2550 or writing to Goldman Sachs Funds, P.O. Box 806395, Chicago, Illinois 60680.

The Fund’s Annual Report (when available) may be obtained upon request and without charge by calling Goldman Sachs & Co. LLC toll-free at 1-800-621-2550.

GSAM® is a registered service mark of Goldman Sachs & Co. LLC.

ii

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street

New York, New York 10282

THE BANK OF NEW YORK MELLON

Transfer Agent

240 Greenwich Street

New York, New York 10286

ALPS DISTRIBUTORS, INC.

Distributor

1290 Broadway, Suite 1000

Denver, Colorado 80203

Toll-free (in U.S.) 1-800-621-2550 (for Shareholders/Authorized Participants) or 1-800-292-4726 (for Financial Advisors).

iii

INTRODUCTION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company. The Trust is organized as a Delaware statutory trust and was established by an Agreement and Declaration of Trust dated December 16, 2009. The following series of the Trust are described in this SAI: the Goldman Sachs Access Treasury 0-6 Month ETF. The Fund is passively-managed and seeks to track a specified index: [US Treasury 0-6 Month Composite Index] (the “Index”).

The Trustees of the Trust have authority under the Declaration of Trust to create and classify Shares of the Trust into separate series. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. See “SHARES OF THE TRUST.”

Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as the Investment Adviser to the Fund. In addition, ALPS Distributors, Inc. (“ALPS” or the “Distributor”) serves as the Fund’s distributor, and The Bank of New York Mellon (“BNYM” or the “Transfer Agent”) serves as the Fund’s transfer agent. The Fund’s custodian is BNYM, which also provides administrative services to the Fund.

The Fund has been developed solely by GSAM. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the [    ].

The Index is calculated by or on behalf of [    ] or its affiliate, agent or partner. The [    ] does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The [    ] makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Indexes for the purpose to which they are being put by GSAM.

The following information relates to and supplements the description of the Fund’s investment policies contained in the Prospectus. See the Prospectus for a more complete description of the Fund’s investment objectives and policies. Investing in the Fund entails certain risks, and there is no assurance that the Fund will achieve its investment objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the “Shareholder Guide” section of the Prospectus. The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

The Shares of the Fund are anticipated to be approved for listing and trading on the [    ] (the “Exchange”), subject to notice of issuance. The Shares trade on the Exchange at prices that may differ from their net asset value (“NAV”). There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares.

The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares; (2) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act of 1940, as amended (the “1940 Act”); (3) the Fund no longer complies with certain listing exchange rules; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares of the Fund from listing and trading upon termination of the Trust or the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of Shares of the Fund, the Exchange or a market data vendor may disseminate through the facilities of the Consolidated Tape Association, or through other widely disseminated means an “intra-day indicative value” (“IIV”) for the Fund as calculated by an information provider or market data vendor. The Trust, GSAM, and their affiliates, are not responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs.

The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed twice a day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States.

The Trust reserves the right to adjust the Share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

The base and trading currencies of the Fund are the U.S. dollar. The base currency is the currency in which the Fund’s NAV per Share is calculated and the trading currency is the currency in which Shares of the Fund are listed and traded on the Exchange.

INVESTMENT OBJECTIVES AND POLICIES

The Fund has a distinct investment objective and policies. The investment objective of the Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its Index. There can be no assurance that the Fund’s investment objective will be achieved. The Fund is a diversified series of an open-end management company as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “Act”). The investment objective and policies of the Fund, and the associated risks of the Fund, are discussed in the Prospectus, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The Fund offers and issues Shares at its NAV per Share only in aggregations of a specified number of shares (“Creation Units”), generally in exchange for a basket of securities and instruments (the “Deposit Securities”) and/or a deposit of a specified cash payment (the “Cash Component”), if any. Shares are redeemable by the Fund only in Creation Units and, generally, in exchange for securities and instruments and/or a specified cash payment. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Creation Units typically are a specified number of Shares.

The Fund may charge creation/redemption transaction fees for each creation and redemption. In all cases, transaction fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. See the “CREATIONS AND REDEMPTIONS” section below.

[To the extent the Fund invests in commodity interests, it intends to do in reliance on an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and therefore would not be subject to registration or regulation as a CPO under the CEA.]

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES

The investment securities and practices and related risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure.

Commercial Paper and Other Short-Term Corporate Obligations

The Fund may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund. To the extent that the Fund holds a convertible security, or a security that is otherwise converted or exchanged for common stock (e.g., as a result of a restructuring), the Fund may, consistent with its investment objective, hold such common stock in its portfolio.

Illiquid Investments

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain stripped mortgage-backed securities, certain municipal leases, certain over-the-counter derivative instruments, securities and other financial instruments that are not readily marketable, and Restricted Securities unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Trustees have approved the designation of the Investment Adviser to administer the Trust’s liquidity risk management program and related procedures. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.

In addition to actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations, the following factors, among others, will generally impact the classification of an investment as an “illiquid investment”: (i) any investment that is placed on the Investment Adviser’s restricted trading list; and (ii) any investment that is delisted or for which there is a trading halt at the close of the trading day on the primary listing exchange at the time of classification (and in respect of which no active secondary market exists). Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to these and other events and circumstances. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Pooled Investment Vehicles

The Fund may invest in securities of pooled investment vehicles including ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by pooled investment vehicles in which it invests, in addition to the management fees (and other expenses) of the Fund. The Fund’s investments in pooled investment vehicles are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies.

Subject to applicable law and/or pursuant to an exemptive order adopted by the SEC or an exemptive order obtained from the SEC, the Fund may invest in other investment companies, including ETFs and money market funds, beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those other investment companies may be funds for which the Investment Adviser, or any of its affiliates, serve as investment adviser, administrator and/or distributor. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective policies and fundamental restrictions as the Fund. Additionally, if the Fund serves as an “acquired fund” of another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be that Fund may invest a portion of its assets in other investment companies only if those investments are consistent with applicable law and/or exemptive rules adopted by or exemptive relief obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).

The Fund may purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.

Repurchase Agreements

The Fund may enter into repurchase agreements with counterparties that furnish collateral at least equal in value or market price to the amount of the repurchase obligation. The Fund may also enter into repurchase agreements involving obligations other than U.S. Government Securities (as defined below), which may be subject to additional risks. A repurchase agreement is an arrangement under which the Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by the Fund’s custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in value of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice.

The Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Restricted Securities

The Fund may purchase securities and other financial instruments that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the Securities Act of 1933 (the “1933 Act”), including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act. The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions. These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in Restricted Securities.

Reverse Repurchase Agreements

The Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Fund may sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund’s outstanding shares.

When the Fund enters into a reverse repurchase agreement, it identifies on its books cash or liquid assets that have a value equal to or greater than the repurchase price. The amount of cash or liquid assets so identified is then continuously monitored by the Investment Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act.

U.S. Government Securities

The Fund may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the

United States (“U.S. Treasury Securities”). Others, such as obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. Government may be unable to pay debts when due.

U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in these participations.

The Fund may also purchase U.S. Government Securities in private placements, subject to the Fund’s limitation on illiquid investments. The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). The Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury securities.

U.S. Treasury Inflation-Protected Securities (“TIPS”). The Fund may invest in TIPS of varying maturities issued by the U.S. Treasury, which are securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the greater of the adjusted or original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates will decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates will rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

If the Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such TIPS that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or TIPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

When-Issued Securities and Forward Commitments

The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by the Fund to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. In addition, recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that require the Fund to post collateral in connection with its to-be-announced (“TBA”) transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions. For purposes of determining the Fund’s duration, the maturity of when-issued or forward commitment securities for fixed rate obligations will be calculated from the commitment date. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds

The Fund may invest in zero coupon, deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality. Moreover, zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. The valuation of such investments requires judgment regarding the collection of future payments. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax exempt securities or their coupons may be taxable. See “TAXATION.”

Special Note Regarding Regulatory Changes and Other Market Events

Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the Fund or the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Fund’s ability to achieve its investment objective or otherwise adversely impact an investment in the Fund. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities markets.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offered Rate (“LIBOR”), EURIBOR, SOFR and other similar types of reference rates (each, a “Reference Rate”). Certain LIBORs (e.g., all EUR and CHF LIBOR settings, the Spot Next/Overnight, 1 week, 2 month and 12 month JPY and GBP LIBOR settings, and the 1 week and 2 months US dollar LIBOR settings) ceased publication on December 31, 2021 and, in connection with those rates, the Fund has transitioned to successor or alternative reference rates as necessary. However, the publication of certain other LIBORs (e.g., the overnight, 1 month, 3 month, 6 month, and 12 months USD LIBOR settings) will continue through at least June 30, 2023. In some instances, regulators may restrict new use of LIBORs prior to the actual cessation date. The termination of LIBOR and any additional regulatory or market changes may have an adverse impact on the Fund’s investments, performance or financial condition. Until then, the Fund may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favorable liquidity or pricing.

To identify a successor rate for US dollar LIBOR, the Alternative Reference Rates Committee (“ARRC”), a U.S.- based group convened by the Federal Reserve Board and the Federal Reserve Bank of New York, was formed. The ARRC has identified SOFR as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury backed repurchase transactions. On December 6, 2021, the ARRC released a statement selecting and recommending forms of SOFR, along with associated spread adjustments and conforming changes, to replace references to 1-week and 2-month US dollar LIBOR. It is expected that a substantial portion of future floating rate investments will be linked to SOFR. At this time, it is not possible to predict the effect of the transition to SOFR.

In advance of the expected future transition dates, regulators and market participants have worked to identify or develop successor Reference Rates (e.g., SOFR, which is likely to replace U.S. dollar LIBOR) and spreads (if any) to be utilized in existing contracts or instruments as part of the transition away from LIBOR. Spreads (if any) to be utilized in existing contracts or instruments may be amended through market-wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. It is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the United Kingdom or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Fund’s overall financial condition or results of operations. The impact of any successor or substitute Reference Rate, if any, will vary on an investment-by-investment basis, and any differences may be material and/or create material economic mismatches, especially if investments are used for hedging or similar purposes. In addition, although certain Fund investments may provide for a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate) if the Reference Rate becomes unavailable, certain Fund investments may not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). Accordingly, there may be disputes as to: (i) any successor or substitute Reference Rate; or (ii) the enforceability of any Fund investment that does not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). The Investment Adviser, Goldman Sachs and/or their affiliates may have discretion to determine a successor or substitute Reference Rate, including any price or other adjustments to account for differences between the successor or substitute Reference Rate and the previous rate. The successor or substitute Reference Rate and any adjustments selected may negatively impact the Fund’s investments, performance or financial condition, including in ways unforeseen by the Investment Adviser, Goldman Sachs and/or their affiliates. In addition, any successor or substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV, and may expose the Fund to additional tax, accounting and regulatory risks.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed income markets, and an unusually high degree of volatility, both domestically and internationally. While entire markets were impacted, issuers that had exposure to the real estate, mortgage and credit markets were particularly affected. The instability in the financial markets led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. For example, the Dodd-Frank Act, which was enacted in 2010, provides for broad regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of the Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations. See “Special Note Regarding Operational, Cyber Security and Litigation Risks” for additional information on operational risks.

Moreover, in response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including, among other things, lowering interest rates. Interest rates in the United States are currently at historically low levels. During periods when interest rates are low (or negative), the Fund’s yield (or total return) may also be low and fall below zero. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Certain European countries and Japan have pursued negative interest rate policies. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with negative value intended to help create self-sustaining growth in the local economy. To the extent the Fund holds a debt instrument with a negative interest rate, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market, investors may seek to reallocate their investment to other income-producing assets, which could further reduce the value of instruments with a negative yield.

The SEC and its staff have rescinded and withdrawn previous guidance and relief regarding asset segregation and coverage transactions. The Fund’s trading of derivatives and other transactions that create future payment or delivery obligations is now subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund satisfies a “limited derivatives users” exception. When the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. SEC guidance regarding the use of securities lending collateral may limit securities lending activities. These requirements may limit the ability of the Fund to use derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The Investment Adviser cannot predict the effects of these regulations on the Fund. The Investment Adviser intends to monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective.

Special Note Regarding Operational, and Cyber Security and Litigation Risks

An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

The Fund is also susceptible to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks, but other events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks affecting the Fund or its investment adviser, sub-adviser, custodian, transfer agent, intermediary or other third-party service provider may adversely impact the Fund and its shareholders. These cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Similar to operational risk in general, the Fund and its service providers, including GSAM, have instituted risk management systems designed to minimize the risks associated with cyber security. However, there is a risk that these systems will not succeed (or that any remediation efforts will not be successful), especially because the Fund does not directly control the risk management systems of the service providers to the Fund, its trading counterparties or the issuers in which the Fund may invest. Moreover, there is a risk that cyber-attacks will not be detected.

The Fund may be subject to third-party litigation, which could give rise to legal liability. These matters involving the Fund may arise from its activities and investments and could have a materially adverse effect on the Fund, including the expense of defending against claims and paying any amounts pursuant to settlements or judgments. There can be no guarantee that these matters will not arise in the normal course of business. If the Fund was to be found liable in any suit or proceeding, any associated damages and/or penalties could have a materially adverse effect on the Fund’s finances, in addition to being materially damaging to its reputation.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to the Fund without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority” of the outstanding voting securities means the lesser of (i) 67% or more of the shares of the Trust or the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or the Fund.

For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the Act), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. In applying fundamental investment restriction number (1) below to derivative transactions or instruments, including, but not limited to, futures, swaps, forwards, options and structured notes, the Fund will look to the industry of the reference asset(s) and not to the counterparty or issuer. With respect to the Fund’s fundamental investment restriction number (2) below, in the event that asset coverage (as defined in the Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

Fundamental Investment Restrictions

As a matter of fundamental policy, the Fund may not:

(1)

Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry except that the Fund may invest more than 25% of the value of its total assets in securities of issuers in the same industry if the index that the Fund replicates concentrates in an industry (for the purposes of this restriction, the U.S. Government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries).

(2)	Borrow money, except as permitted by the Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction;

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances;

(3)

Make loans, except through (a) the purchase of debt obligations, loan interests and other interests or obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law or pursuant to an exemptive order granted under the Act; and (d) loans to affiliates of the Fund to the extent permitted by law;

(4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

(5)

Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of issuers which invest or deal in real estate, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate it has acquired as a result of the ownership of securities;

(6)

Invest in physical commodities, except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity; and

(7)	Issue senior securities to the extent such issuance would violate applicable law.

The Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment restrictions and policies as the Fund.

TRUSTEES AND OFFICERS

The Trust’s Leadership Structure

The business and affairs of the Fund are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Fund’s daily business operations. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of seven Independent Trustees and one Interested Trustee. The Board has selected an Independent Trustee to act as Chair, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chair’s duties, the Chair will consult with the other Independent Trustees and the Fund’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees meet at least annually to review, among other things, investment management agreements, distribution and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Fund, and to consider such other matters as they deem appropriate.

The Board has established four standing committees — Audit, Governance and Nominating, Compliance and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “STANDING BOARD COMMITTEES,” below.

The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

Trustees of the Trust

Information pertaining to the Trustees of the Trust as of [    ], 2022 is set forth below.

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Cheryl K. Beebe Age: [67]	Chair of the Board of Trustees	Since 2021

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008–Present); Director, The Mosaic Company (2019–Present); Director, HanesBrands Inc. (2020–Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015–2018); and formerly held the position of Executive Vice President, (2010–2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004–2014).

Chair of the Board of Trustees—Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				[68]	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Lawrence Hughes Age: [64]	Trustee	Since 2021

Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991–2015), most recently as Chief Executive Officer (2010–2015). He serves as a Member of the Board of Directors, (2012–Present) and formerly served as Chairman (2012-2019), Ellis Memorial and Eldredge House (a not-for-profit organization). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016 – April 2016).

Trustee—Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				[68]	None

John F. Killian Age: [67]	Trustee	Since 2021

Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007–Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011–2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009–2010); and President, Verizon Business, Verizon Communications, Inc. (2005–2009).

Trustee—Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				[68]	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar Age: [64]	Trustee	Since 2021

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001–2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990 – 2001).

Trustee—Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				[68]	None

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Linda A. Lang Age: [64]	Trustee	Since 2016

Ms. Lang is retired. She was formerly Chair of the Board of Directors (2016–2019); and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004–2019); Chairman and Chief Executive Officer (2005–2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003–2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP and Energy Renaissance Fund (February 2016 – March 2016).

Trustee—Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				[69]	None

Michael Latham Age: [57]	Trustee	Since 2015

Mr. Latham is retired. He currently serves as Chief Operating

Officer and Director of FinTech Evolution Acquisition Group (a special purpose acquisition company) (2021-Present). Formerly, Mr. Latham held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011–2014); Global Head (2010–2011); U.S. Head (2007–2010); and Chief Operating Officer (2003–2007).

Trustee—Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				[69]	FinTech Evolution Acquisition Group (a special purpose acquisition company)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Lawrence W. Stranghoener Age: [68]	Trustee	Since 2015

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004–2014), Mosaic Company (a fertilizer manufacturing company).

Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Chair of the Board of Trustees—Goldman Sachs Credit Income Fund.

				[69]	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Interested Trustee

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: [60]	President and Trustee	Since 2014

Advisory Director, Goldman Sachs (January 2018–Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998).

President and Trustee—Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				[172]	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.

[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 74th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of [ ], 2022, Goldman Sachs ETF Trust consisted of [ ] portfolios ([ ] of which offered shares to the public); Goldman Sachs Trust consisted of [ ] portfolios ([ ] of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of [ ] portfolios ([ ] of which offered shares to the public); Goldman Sachs Trust II consisted of [ ] portfolios ([ ] of which offered shares to the public); and Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs ETF Trust II and Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Fund’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Fund and its shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of [ ], 2022 that led the Board to conclude that such individual should serve as a Trustee.

Cheryl K. Beebe. Ms. Beebe has served as a Trustee of the Trust since 2021 and Chair of the Board of Trustees since 2022. Ms. Beebe is retired. She is a member of the Board of Directors of Packaging Corporation of America, a producer of container board, where she serves as Chair of the Audit Committee. She is also a member of the Board of Directors of The Mosaic Company, a producer of phosphate and potash fertilizer, and serves as Chair of the Audit Committee. In addition, Ms. Beebe is a member of the Board of Directors of HanesBrands Inc., a multinational clothing company. Further, she serves on the Board of Trustees of Fairleigh Dickinson University, where she is Chair of the Governance Committee. Ms. Beebe was a member of the Board of Directors of Convergys Corporation, a global leader in customer experience outsourcing, where she served as Chair of the Audit Committee. Previously, she held several senior management positions at Ingredion, Inc. (formerly Corn Products International, Inc.), a leading global ingredient solutions company. Ms. Beebe also worked at Ingredion, Inc. and predecessor companies for 34 years, most recently as Executive Vice President and Chief Financial Officer. In that capacity, she was responsible for overseeing the company’s controller, treasury, tax, investor relations, internal audit, financial planning, corporate communications and global supply chain functions. Based on the foregoing, Ms. Beebe is experienced with financial, accounting and investment matters.

Lawrence Hughes. Mr. Hughes has served as a Trustee of the Trust since 2021. Mr. Hughes is retired. Mr. Hughes is a member of the Board of Directors of Ellis Memorial and Eldredge House, a not-for-profit organization and previously served as Chairman. Previously, he held several senior management positions at BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation that provides wealth planning, investment management and banking services to individuals, families, family offices and charitable gift programs through a nationwide network of offices. Mr. Hughes worked at BNY Mellon Wealth Management for 24 years, most recently as Chief Executive Officer. In that capacity, he was ultimately responsible for the division’s operations and played an active role in multiple acquisitions. Based on the foregoing, Mr. Hughes is experienced with financial and investment matters.

John F. Killian. Mr. Killian has served as a Trustee of the Trust since 2021. Mr. Killian is retired. Mr. Killian is a member of the Board of Directors of Consolidated Edison, Inc., a utility holding company, where he serves as Chair of the Audit Committee and as a member of the Corporate Governance and Nominating, and Management Development and Compensation Committees. Formerly, he was a member of the Board of Directors of Houghton Mifflin Harcourt Publishing Company, where he served as Chair of the Audit Committee and a member of the Compensation Committee. Previously, Mr. Killian worked for 31 years at Verizon Communications, Inc. and predecessor companies, most recently as Executive Vice President and Chief Financial Officer. Based on the foregoing, Mr. Killian is experienced with accounting, financial and investment matters.

Steven D. Krichmar. Mr. Krichmar has served as a Trustee of the Trust since 2021. Mr. Krichmar is retired. He previously worked for fifteen years at Putnam Investments, LLC, a financial services company. Most recently, he served as Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC. He was also involved in the governance of The Putnam Funds, serving as Principal Financial Officer. Before joining Putnam, Mr. Krichmar worked for PricewaterhouseCoopers LLP and its predecessor company for 20 years, most recently as Audit Partner and Investment Management Industry Leader (Assurance) for the northeast U.S. region. Currently, Mr. Krichmar is a member of the Board of Trustees of Boston Children’s Hospital, where he serves as Chairman of the Audit & Compliance Committee, the Co-Chairman of the Finance Committee, a member of the Executive Committee and the Technology and Innovation Committee, and a member of the Physicians’ Organization Board. He is also a member of the Board of Directors of The Risk Management Foundation of the Harvard Medical Institutions, a member of the Board of Trustees of Boys & Girls Clubs of Boston, a member of the Board of Directors of the Combined Jewish Philanthropies, and a member of the Board of Advisors of the University of North Carolina Kenan-Flagler Business School. Based on the foregoing, Mr. Krichmar is experienced with accounting, financial and investment matters.

Linda A. Lang. Ms. Lang has served as a Trustee of the Trust since 2016. Ms. Lang is retired. Ms. Lang was formerly Chair of the Board of Directors of WD-40 Company, a global consumer products company, where she served on the Compensation and Finance Committees. Ms. Lang also previously held several senior management positions at Jack in the Box, Inc., a restaurant company listed on The NASDAQ Stock Market, where she worked for 30 years, most recently as Chairman and Chief Executive Officer. Over that time, she was involved in the areas of strategic planning, capital structure and deployment, and enterprise risk management. Based on the foregoing, Ms. Lang is experienced with financial and investment matters.

Michael Latham. Mr. Latham has served as a Trustee of the Trust since 2015. Mr. Latham is retired. Mr. Latham has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. He currently serves as Chief Operating Officer and Director of FinTech Evolution Acquisition Group, a special purpose acquisition company established for the purpose of completing a business combination with a private company. Previously, Mr. Latham held several senior management positions for 15 years with the iShares exchange-traded fund business owned by BlackRock, Inc. and previously owned by Barclays Global Investors, most recently as Chairman and Global Head of the business. In that capacity he was one of the lead executives responsible for the growth of the business. He was also involved in governance of the iShares funds, serving initially as Principal Financial Officer and later as President and Principal Executive Officer and a member of the Board of Directors. Mr. Latham is a certified public accountant, and before joining Barclays Global Investors, he worked at Ernst and Young for over five years. Based on the foregoing, Mr. Latham is experienced with accounting, financial and investment matters.

Lawrence W. Stranghoener. Mr. Stranghoener has served as a Trustee of the Trust since 2015 and was formerly Chairman of the Board of Trustees from 2017 to 2022. Mr. Stranghoener is retired. Mr. Stranghoener is Chairman of the Board of Directors of Kennametal, Inc., a global manufacturer and distributor of tooling and industrial materials. Previously, he was a member of the Board of Directors of Aleris Corporation and Aleris International, Inc., which provided aluminum rolled products and extrusions, aluminum recycling, and specification alloy production, where he served as Chair of the Audit Committee and also served on the Compensation Committee. Mr. Stranghoener also held several senior management positions at Mosaic Company, a fertilizer manufacturing company, where he worked for 10 years, most recently as Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer. As Executive Vice President and Chief Financial Officer at Mosaic Company, Mr. Stranghoener implemented public company processes, policies and performance standards to transition the company from private to public ownership and oversaw the company’s controller, treasury, tax, investor relations, strategy and business development, and internal audit functions. He also led the integration of Mosaic Company with IMC Global, Inc. during their merger. Previously, Mr. Stranghoener served for three years as Executive Vice President and Chief Financial Officer for Thrivent Financial, a non-profit, financial services organization and Techies.com, an internet-based professional services company. Mr. Stranghoener also held several senior management positions at Honeywell International, Inc. where he worked for 17 years, most recently as Vice President and Chief Financial Officer. Based on the foregoing, Mr. Stranghoener is experienced with financial and investment matters.

James A. McNamara. Mr. McNamara has served as a Trustee and President of the Trust since 2014. Mr. McNamara is an Advisory Director to Goldman Sachs. Prior to retiring as Managing Director at Goldman Sachs in 2017, Mr. McNamara was head of Global Third Party Distribution at GSAM and was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Officers of the Trust

Information pertaining to the officers of the Trust as of [ ], 2022 is set forth below.

Name	Position(s) Held with the Trust(s)	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: [60]	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018 – Present); Managing Director, Goldman Sachs (January 2000 – December 2017); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

President and Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: [54]	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015 – Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010 – October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer—Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Julien Yoo 200 West Street New York, NY 10282 Age: [51]	Chief Compliance Officer	Since 2014

Managing Director, Goldman Sachs (January 2020–Present); Vice President, Goldman Sachs (December 2014–December 2019); and Vice President, Morgan Stanley Investment Management (2005–2010).

Chief Compliance Officer—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs Middle Market Lending LLC II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Peter W. Fortner 30 Hudson Street Jersey City, NJ 07302 Age: [64]	Assistant Treasurer	Since 2014

Vice President, Goldman Sachs (July 2000–Present); Principal Accounting Officer and Treasurer, Commerce Bank Mutual Fund Complex (2008–Present); Treasurer of Goldman Sachs Philanthropy Fund (2019–Present); and Treasurer of Ayco Charitable Foundation (2020–Present).

Assistant Treasurer—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Allison Fracchiolla 30 Hudson Street Jersey City, NJ 07302 Age: [39]	Assistant Treasurer	Since 2014

Vice President, Goldman Sachs (January 2013 – Present).

Assistant Treasurer—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Tyler Hanks 222 S. Main St Salt Lake City, UT 84101 Age: [40]	Assistant Treasurer	Since 2019

Vice President, Goldman Sachs (January 2016 — Present); and Associate, Goldman Sachs (January 2014 — January 2016).

Assistant Treasurer—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Kirsten Frivold Imohiosen 200 West Street New York, NY 10282 Age: [52]	Assistant Treasurer	Since 2019

Managing Director, Goldman Sachs (January 2018 – Present); and Vice President, Goldman Sachs (May 1999 – December 2017).

Assistant Treasurer—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Steven Z. Indich 30 Hudson Street Jersey City, NJ 07302 Age: [53]	Assistant Treasurer	Since 2019

Vice President, Goldman Sachs (February 2010 – Present).

Assistant Treasurer—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Carol Liu 30 Hudson Street Jersey City, NJ 07302 Age: [47]	Assistant Treasurer	Since 2019

Vice President, Goldman Sachs (October 2017 – Present); Tax Director, The Raine Group LLC (August 2015 – October 2017); and Tax Director, Icon Investments LLC (January 2012 – August 2015).

Assistant Treasurer— Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Christopher Bradford 200 West Street New York, NY 10282 Age: [41]	Vice President	Since 2020

Vice President, Goldman Sachs (January 2014–Present).

Vice President—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Anney Chi 200 West Street New York, NY 10282 Age: [39]	Vice President	Since 2022

Vice President, Goldman Sachs (2014–Present).

Vice President—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Michael Crinieri 200 West Street New York, NY 10282 Age: [57]	Vice President	Since 2014	Managing Director, Goldman Sachs (January 2002 – Present); and Vice President, Goldman Sachs (April 2000 – January 2002). Vice President—Goldman Sachs ETF Trust; and Goldman Sachs ETF Trust II.

TP Enders 200 West Street New York, NY 10282 Age: [54]	Vice President	Since 2021

Managing Director, Goldman Sachs (January 2012–Present); Vice President, Goldman Sachs (April 2004–December 2011)

Vice President—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Michael Twohig 200 West Street New York, NY 10282 Age: [57]	Vice President	Since 2019

Vice President, Goldman Sachs (2014 – Present).

Vice President—Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: [45]	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016–Present); Vice President, Goldman Sachs (August 2006–December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012–December 2019); Assistant General Counsel, Goldman Sachs (August 2006–December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002–2006).

Secretary—Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: [48]	Assistant Secretary	Since 2022

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Assistant Secretary—Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

[1]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee, and Mr. Latham serves as the Chair of the Audit Committee. The Audit Committee met [    ] times during the fiscal year ended [    ].

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing its management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund’s Prospectus and should be directed to the attention of the Governance and Nominating Committee. The Governance and Nominating Committee met [    ] times during the fiscal year ended [    ].

The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Fund; and (ii) insofar as they relate to services provided to the Fund, of the Fund’s Investment Adviser, Distributor, administrator (if any), and Transfer Agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. All of the Independent Trustees serve on the Compliance Committee. The Compliance Committee met [    ] times during the fiscal year ended [    ].

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Fund’s investment management, distribution, transfer agency, and certain other agreements with the Fund’s Investment Adviser and its affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Fund’s distribution, service, shareholder administration and other plans, and any agreements related to the plans. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Fund’s other service providers including, without limitation, the Fund’s custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. All of the Independent Trustees serve on the Contract Review Committee. The Contract Review Committee met [    ] times during the fiscal year ended [    ].

Risk Oversight

The Board is responsible for the oversight of the activities of the Fund, including oversight of risk management. Day-to-day risk management with respect to the Fund is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Fund include, but are not limited to, liquidity risk, investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the

Fund and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Fund or GSAM, their respective affiliates or other service providers.

The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in reports, presentations and discussions. For example, on an annual basis, GSAM will provide the Board with a written report that addresses the operation, adequacy and effectiveness of the Trust’s liquidity risk management program, which is designed to assess and manage the Fund’s liquidity risk. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy. Other types of risk are addressed as part of presentations on related topics (e.g., compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Fund.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Fund’s independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Fund as well as test results, and the Compliance Committee meets with the Chief Compliance Officer and representatives of GSAM’s compliance group to review testing results of the Fund’s compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Fund and other portfolios of the Goldman Sachs Fund Complex as of [    ].

Name of Trustee	Dollar Range of Equity Securities in the Funds[1]	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Trustee
Cheryl K. Beebe	—	[ ]
Lawrence Hughes	—	[ ]
John F. Killian	—	[ ]
Steven D. Krichmar	—	[ ]
Linda A. Lang	—	[ ]
Michael Latham	—	[ ]
Lawrence W. Stranghoener	—	[ ]
James A. McNamara	—	[ ]

[1]	Includes the value of shares beneficially owned by each Trustee in the Fund.

As of [    ], 2022, the Fund had not commenced operations, and therefore the Trustees and Officers of the Trust did not own any of the outstanding shares of beneficial interest of the Fund.

Board Compensation

Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the Trust and as a member of the Governance and Nominating Committee, Compliance Committee, Contract Review Committee, and Audit Committee. The Chair and “audit committee financial expert” receive additional compensation for their services. The Independent Trustees are also reimbursed for reasonable travel expenses incurred in connection with attending meetings. The Trust may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended [    ]:

Trustee Compensation

Name of Trustee	Goldman Sachs Access Treasury 0- 6 Month ETF*	Pension or Retirement Benefits Accrued as Part Of the Trust’s Expenses	Total Compensation From the Fund Complex (including the Fund) [5]
Cheryl K. Beebe(1,2)	—	$0	[ ]
Lawrence Hughes(2)	—	$0	[ ]
John F. Killian(2)	—	$0	[ ]
Steven D. Krichmar(2)	—	$0	[ ]
Linda A. Lang	—	$0	[ ]
Michael Latham(3)	—	$0	[ ]
Lawrence W. Stranghoener	—	$0	[ ]
James A. McNamara(4)	—	—	—

*

The Fund had not commenced operations as of [ ], 2022. Under current compensation arrangements, it is estimated that the Trustees will receive the following compensation from the Fund for the current fiscal year: Ms. Beebe $[ ]; Mr. Hughes $[ ]; Mr. Killian $[ ]; Mr. Krichmar $[ ]; Ms. Lang $[ ]; Mr. Latham $[ ]; Mr. Stranghoener $[ ]; Mr. McNamara $[ ].

[1]	Includes compensation as Board Chair.
[2]	Ms. Beebe and Messrs. Hughes, Killian and Krichmar began serving as Trustees of the Trust effective December 3, 2021.
[3]	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
[4]	Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Fund or the Goldman Sachs Fund Complex.
[5]	Represents fees paid to each Trustee during the fiscal year ended [ ] from the Goldman Sachs Fund Complex.

Miscellaneous

The Trust, its Investment Adviser and the Distributor have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

MANAGEMENT SERVICES

As stated in the Fund’s Prospectus, GSAM, 200 West Street, New York, New York 10282, serves as Investment Adviser to the Fund. GSAM is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. See “Service Providers” in the Fund’s Prospectus for a description of the Investment Adviser’s duties to the Fund.

Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Fund to use the name “Goldman Sachs” or a derivative thereof as part of the Fund’s name for as long as the Fund’s management agreement (the “Management Agreement”) is in effect.

The Management Agreement provides that GSAM, in its capacity as Investment Adviser, may render similar services to others so long as the services under the Management Agreement are not impaired thereby. The Fund’s Management Agreement was approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on [    ], 2022. A discussion regarding the Board of Trustees’ basis for approving the Management Agreement with respect to the Fund will be available in the Fund’s annual report or semi-annual report following its launch.

The Management Agreement will remain in effect for an initial two-year period and will continue in effect with respect to the Fund from year to year thereafter provided such continuance is specifically approved at least annually as set forth in the Management Agreement.

The Management Agreement will terminate automatically if assigned (as defined in the Act). The Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Investment Adviser or by the Investment Adviser on 60 days’ written notice to the Trust.

Pursuant to the Management Agreement, the Investment Adviser is entitled to receive the fee set forth below, payable monthly based on the Fund’s average daily net assets. Under the Management Agreement, the Investment Adviser is responsible for substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest, expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses.

Fund	Contractual Rate
Goldman Sachs Access Treasury 0-6 Month ETF	[	]%

Since the Fund is newly-organized, it did not pay management fees during the last three fiscal years.

The imposition of the Investment Adviser’s fees will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees, which would have the effect of lowering the Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived.

The Investment Adviser may waive an additional portion of its management fee, including fees earned as the Investment Adviser to the any of affiliated funds in which the Fund invests, from time to time, and may discontinue or modify any such waiver in the future, consistent with the terms of any fee waiver arrangements in place. The Investment Adviser may decide to waive a portion of its management fee to the extent necessary to avoid a negative yield on a given day. Any such waiver would be voluntary and may be terminated at any time.

In addition to providing advisory services, under its Management Agreement, the Investment Adviser also, to the extent such services are not required to be performed by others pursuant to the fund administration and accounting agreement, the custodian agreement, the transfer agency agreement, distribution agreement or such other agreements with service providers to the Fund that the Board has approved: (i) supervises all non-advisory operations of the Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund’s records; and (v) provides office space and all necessary office equipment and services.

Legal Proceedings

On October 22, 2020, The Goldman Sachs Group, Inc. announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the United Kingdom, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The Goldman Sachs Group, Inc. previously entered into a settlement agreement with the Government of Malaysia and 1MDB to resolve all criminal and regulatory proceedings in Malaysia relating to 1MDB.

The Investment Adviser, Goldman Sachs and certain of their affiliates have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies.

Portfolio Managers — Other Accounts Managed by the Portfolio Managers

The following table discloses accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management as of [        ], 2022, unless otherwise noted.

For each portfolio manager listed below, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage. There are multiple portfolio managers involved with each account.

	Number of Other Accounts Managed and Total Assets by Account Type†															Number of Accounts and Total Assets for Which Advisory Fee is Performance Based†
Name of Portfolio Manager	Registered Investment Companies					Other Pooled Investment Vehicles					Other Accounts					Registered Investment Companies					Other Pooled Investment Vehicles					Other Accounts
	Number of Accounts		Asset Managed			Number of Accounts		Asset Managed			Number of Accounts		Asset Managed			Number of Accounts		Asset Managed			Number of Accounts		Asset Managed			Number of Accounts		Asset Managed
Portfolio Management Team
Todd Henry	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]
David Westbrook	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]	[	]	$	[	]

†	Footnotes:
1.	Asset information is in USD millions unless otherwise specified.
2.	“Other Pooled Investment Vehicles” includes private investment funds and SICAVs (a type of open-end investment company organized outside the U.S.).
3.

“Other Accounts” includes a separately managed account platform, advisory mutual fund platform, advisory relationships and others. For purposes of the above, a platform is included as a single account.

Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing the Fund as well as other registered funds, accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered private funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with a portfolio manager’s management of the Fund’s investments and the investments of other accounts, see “Potential Conflicts of Interest.”

Portfolio Managers — Compensation

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of the Investment Adviser and Goldman Sachs; the team’s net revenues for the past year which is primarily derived from advisory fees; and anticipated compensation levels among competitor firms.

The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the applicable Fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers of the Fund may receive equity-based awards as part of their discretionary variable compensation.

As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers of the Fund may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the Fund or multiple Funds. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the Fund(s) that a portfolio manager manages, or one or more other eligible Funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of the Fund by, among other things, purchasing shares of the relevant Fund(s).

Other Compensation—In addition to base salary and year-end discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Portfolio Managers — Portfolio Managers’ Ownership of Securities in the Fund

The Fund was not in operation as of [    ], 2022. Consequently, the portfolio managers owned no securities issued by the Fund as of that date.

Distributor and Transfer Agent

Distributor: ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as the exclusive distributor of Creation Units of shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of the Fund. Shares of the Fund are offered and sold on a continuous basis by ALPS, acting as agent. The Distributor does not maintain a secondary market in the Fund’s Shares.

Transfer Agent: The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, BNYM has undertaken with the Trust to provide the following services with respect to the Fund: (i) perform and facilitate the performance of purchases and redemptions of Creation Units, (ii) prepare and transmit by means of Depository Trust Company’s (“DTC”) book-entry system payments for dividends and distributions on or with respect to the Shares declared by the Trust on behalf of the Fund, (iii) prepare and deliver reports, information and documents as specified in the transfer agency agreement, (iv) perform the customary services of a transfer agent and dividend disbursing agent, and (v) render certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

The Trust’s distribution and transfer agency agreements each provide that BNYM may render similar services to others so long as the services BNYM provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify BNYM against certain liabilities.

Expenses

The Board of Trustees of the Trust has approved a unitary management fee structure for the Fund. Under the unitary fee structure, the Investment Adviser is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses.

The imposition of the Investment Adviser’s fees, as well as any other operating expenses not borne by the Investment Adviser as described above, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees, which would have the effect of lowering the Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

Custodian, Sub-Custodians and Provider of Administrative Services

BNYM is the custodian of the Trust’s portfolio securities and cash. The custodian of the Trust may change from time to time. BNYM also maintains the Trust’s accounting records. BNYM may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

BNYM provides administrative services pursuant to the fund administration agreement with the Trust (the “Fund Administration and Accounting Agreement”) pursuant to which BNYM provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of certain reports and filings with the Securities and Exchange Commission; (iii) certain net asset value computation services; and (iv) such other services for the Trust as may be mutually agreed upon between the Trust and BNYM. For its services under the Fund Administration and Accounting Agreement, BNYM receives such fees based on a stated percentage of net assets as are agreed upon from time to time between the parties. In addition, BNYM is reimbursed by the Fund for reasonable out-of-pocket expenses incurred in connection with the Fund Administration and Accounting Agreement. In addition, an affiliate of BNYM will also provide certain other services for the Trust, including, (i) providing foreign exchange transaction services and (ii) executing trades in connection with certain creation and redemption transactions effected partially in cash. For these services, the BNYM affiliate will receive compensation based on levels that are negotiated with the Trust and/or the Investment Adviser. BNYM also provides certain middle office services to GSAM pursuant to a service agreement.

Independent Registered Public Accounting Firm

[    ], is the Fund’s independent registered public accounting firm. The Fund’s independent registered public accounting firm may change from time to time. In addition to audit services, [    ] provides assistance on certain non-audit matters.

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated with the Funds

Goldman Sachs (which, for purposes of this “Potential Conflicts of Interest” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, it provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. Goldman Sachs acts as broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs advises and deals with clients and third parties in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products, for its own account and for the accounts of clients and of its personnel. In addition, Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets. In certain cases, the Investment Adviser causes the Funds to invest in products and strategies sponsored, managed or advised by Goldman Sachs or in which Goldman Sachs has an interest, either directly or indirectly, or otherwise restricts the Funds from making such investments, as further described herein. In this regard, there are instances when Goldman Sachs’ activities and dealings with other clients and third parties affect the Funds in ways that disadvantage the Funds and/or benefit Goldman Sachs or other Accounts.

In addition, the Investment Adviser’s activities on behalf of certain other entities that are not investment advisory clients of the Investment Adviser create conflicts of interest between such entities, on the one hand, and Accounts (including the Funds), on the other hand, that are the same as or similar to the conflicts that arise between the Funds and other Accounts, as described herein. In managing conflicts of interest that arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements. For purposes of this “Potential Conflicts of Interest” section, “Funds” shall mean, collectively, the Funds and any of the other Goldman Sachs Funds, “Indexes” shall mean, collectively, stock market and other indexes that the Investment Adviser and/or its affiliates develop, own or operate and “Accounts” shall mean Goldman Sachs’ own accounts, accounts in which personnel of Goldman Sachs have an interest, accounts of Goldman Sachs’ clients, including separately managed accounts (or separate accounts), and investment vehicles that Goldman Sachs sponsors, manages or advises, including the Funds.

The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the Investment Adviser or Goldman Sachs may have now or in the future. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

The Sale of Fund Shares and the Allocation of Investment Opportunities

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of the Investment Adviser, receive benefits and earn fees and compensation for services provided to Accounts (including the Funds) and in connection with the distribution of the Funds. Any such fees and compensation are generally paid directly or indirectly out of the fees payable to the Investment Adviser in connection with the management of such Accounts (including the Funds). Moreover, Goldman Sachs and its personnel, including employees of the Investment Adviser, have relationships (both involving and not involving the Funds, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Funds in connection with such relationships. As a result of these relationships, distributors, consultants and other parties have conflicts that create incentives for them to promote the Funds.

To the extent permitted by applicable law, Goldman Sachs and the Funds have in the past made, and may in the future make, payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments create an incentive for such persons to highlight, feature or recommend the Funds.

Allocation of Investment Opportunities Among the Funds and Other Accounts

The Investment Adviser manages or advises multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are the same or similar to the Funds and that seek to make or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This creates potential conflicts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, direct loan originations, regulated industries, small capitalization, direct or indirect investments in private investment funds, investments in master limited partnerships in the oil and gas industry and initial public offerings/new issues).

Accounts (including the Funds) may invest in other Accounts (including the Funds) at or near the establishment of such Accounts, which may facilitate the Accounts achieving a specified size or scale.

The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds. The simultaneous management of Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as the Investment Adviser has an incentive to favor Accounts with the potential to receive greater fees when allocating resources, services, functions or investment opportunities among Accounts. For instance, the Investment Adviser will be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that the Investment Adviser’s personnel making portfolio decisions for Accounts will make investment decisions for, and allocate investment opportunities among, such Accounts consistent with the Investment Adviser’s fiduciary obligations. However, the availability, amount, timing, structuring or terms of an investment available to the Funds differ from, and performance may be lower than, the investments and performance of other Accounts in certain cases. In addition, these policies and procedures may result in the pro rata allocation (on a basis determined by the Investment Adviser) of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in other cases such allocation may not be pro rata. Furthermore, certain investment opportunities sourced by the Investment Adviser, or Goldman Sachs businesses or divisions outside of the Investment Adviser, may be allocated to Goldman Sachs for its own account or investment vehicles organized to facilitate investment by its current or former directors, partners, trustees, managers, members, officers, employees, and their families and related entities, including employee benefit plans in which they participate, and current consultants, and not to Accounts. See Item 11 (“Code of Ethics, Participation or Interest in Client Transactions and Personal Trading, Participation or Interest in Client Transactions—Certain Effects of the Activities of Goldman Sachs and Advisory Accounts”) of the Investment Adviser’s Form ADV.

Allocation-related decisions for the Funds and other Accounts are made by reference to one or more factors. Factors may include: the Account’s portfolio and its investment horizons and objectives (including with respect to portfolio construction and target returns), guidelines and restrictions (including legal and regulatory restrictions affecting certain Accounts or affecting holdings across Accounts); client instructions; adverse effects of timing on other Accounts or the Investment Adviser potentially participating in the investment opportunity; strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the Funds and the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity needs and other considerations; anticipated magnitude of the overall investment program for the then current year and any changes in the rate at which the program is carried out; the availability (or lack thereof) of other appropriate or substantially similar investment opportunities; the opportunity to invest in different layers in the capital structure of a company; differences in benchmark factors and hedging strategies among Accounts; the Investment Adviser’s perception of a potential co-investment party’s interest; and the source of the investment opportunity. Suitability considerations, reputational matters and other considerations may also be considered.

In a case in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or to receive priority with respect to, a particular trading strategy, other Accounts (including the Funds) may not have access to such strategy or may have more limited access than would otherwise be the case. To the extent that such Accounts are managed by areas of Goldman Sachs other than the Investment Adviser, such Accounts will not be subject to the Investment Adviser’s allocation policies. Investments by such Accounts may reduce or eliminate the availability of investment opportunities to, or otherwise adversely affect, the Fund. Furthermore, in cases in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or receive priority with respect to, a particular trading strategy or type of investment, such Accounts have specific policies or guidelines with respect to Accounts or other persons receiving the opportunity to invest alongside such Accounts with respect to one or more investments (“Co-Investment Opportunities”). As a result, certain Accounts or other persons will receive allocations to, or rights to invest in, Co-Investment Opportunities that are not available generally to the Funds.

In addition, in some cases the Investment Adviser makes investment recommendations to Accounts that make investment decisions independently of the Investment Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Accounts invest in the investment opportunity at the same time as, or prior to, a Fund, the availability of the investment opportunity for the Fund will be reduced irrespective of the Investment Adviser’s policies regarding allocations of investments.

The Investment Adviser, from time to time, develops and implements new trading strategies or seeks to participate in new trading strategies and investment opportunities. These strategies and opportunities are not employed in all Accounts or employed pro rata among Accounts where they are used, even if the strategy or opportunity is consistent with the objectives of such Accounts. Further, a trading strategy employed for a Fund that is similar to, or the same as, that of another Account may be implemented differently, sometimes to a material extent. For example, a Fund may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another Account with the same or similar trading strategy. The implementation of the Fund’s trading strategy depends on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above and in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

The Investment Adviser and the Funds may receive notice of, or offers to participate in, investment opportunities from third parties for various reasons. The Investment Adviser in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of the Fund’s investments. Some or all Funds may, from time to time, be offered investment opportunities that are made available through Goldman Sachs businesses outside of the Investment Adviser, including, for example, interests in real estate and other private investments. In this regard, a conflict of interest exists to the extent that Goldman Sachs controls or otherwise influences the terms and pricing of such investments and/or retains other benefits in connection therewith. However, Goldman Sachs businesses outside of the Investment Adviser are under no obligation or other duty to provide investment opportunities to the Funds, and generally are not expected to do so. Further, opportunities sourced within particular portfolio management teams within the Investment Adviser may not be allocated to Accounts (including the Funds) managed by such teams or by other teams. Opportunities not allocated (or not fully allocated) to the Funds or other Accounts managed by the Investment Adviser may be undertaken by Goldman Sachs (including the Investment Adviser), including for Accounts, or made available to other Accounts or third parties, and the Funds will not receive any compensation related to such opportunities. Even in the case of an opportunity received by a Fund pursuant to contractual requirements, the Investment Adviser may decide in its discretion that the Fund will not participate in such opportunity for portfolio construction reasons, due to the investment objective and strategies of such Fund, or because the Investment Adviser determines that participation would not be appropriate for such Fund for other reasons, in which case the Investment Adviser may allocate such opportunity to another Account. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

As a result of the various considerations above, there will be cases in which certain Accounts (including Accounts in which Goldman Sachs and personnel of Goldman Sachs have an interest) receive an allocation of an investment opportunity at times that the Funds do not, or when the Funds receive an allocation of such opportunities but on different terms than other Accounts (which may be less favorable). In addition, due to regulatory or other considerations, the receipt of an investment opportunity by certain Funds may restrict or limit the ability of other Funds to receive an allocation of the same opportunity. The application of these considerations may cause differences in the performance of different Accounts that employ strategies the same or similar to those of the Funds.

Multiple Accounts (including the Funds) may participate in a particular investment or incur expenses applicable in connection with the operation or management of the Accounts, or otherwise may be subject to costs or expenses that are allocable to more than one Account (which may include, without limitation, research expenses, technology expenses, valuation agent expenses, expenses relating to participation in bondholder groups, restructurings, class actions and other litigation, and insurance premiums). The Investment Adviser may allocate investment-related and other expenses on a pro rata or different basis. Certain Accounts are, by their terms or by determination of the Investment Adviser, on a case-by-case basis, not responsible for their share of such expenses, and, in addition, the Investment Adviser has agreed with certain Accounts to cap the amount of expenses (or the amount of certain types of expenses) borne by such Accounts, which results in such Accounts not bearing the full share of expenses they would otherwise have borne as described above. As a result, certain Accounts are responsible for bearing a different or greater amount of expenses, while other Accounts do not bear any, or do not bear their full share, of such expenses. The Investment Adviser may bear any such expenses on behalf of certain Accounts and not for others, as it determines in its sole discretion. If the Investment Adviser bears expenses on behalf of an Account and the Account subsequently receives reimbursement for such expenses, the Investment Adviser will generally be entitled to receive all or a portion of the amount of such reimbursement, up to the amount that was borne by the Investment Adviser on behalf of such Account.

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares

Goldman Sachs and its personnel have interests in promoting sales of Fund shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Fund shares over interests in other Accounts.

Management of the Funds by the Investment Adviser

Considerations Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies designed to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to certain information and personnel, including senior personnel, in other areas of Goldman Sachs relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the Funds with the benefit of information held by such other areas. Goldman Sachs, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, will from time to time make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that is adverse to the Funds, and will not have any obligation or other duty to share information with the Investment Adviser.

In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures, personnel on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Investment Adviser faces conflicts of interest in determining whether to engage in such wall crossings. In addition, Goldman Sachs or the Investment Adviser may determine to move certain personnel, businesses, or business units from one side of an information barrier to the other side of the information barrier. In connection therewith, Goldman Sachs personnel, businesses, and business units that were moved will no longer have access to the personnel, businesses and business units on the side of the information barrier from which they were moved.

Information obtained in connection with such wall crossings and changes to information barriers may limit or restrict the ability of the Investment Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Investment Adviser may otherwise have purchased or sold for an Account in the absence of a wall crossing or change to an information barrier). In managing conflicts of interest that arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements. Information barriers also exist between certain businesses within the Investment Adviser. The conflicts described herein with respect to information barriers and otherwise with respect to Goldman Sachs and the Investment Adviser also apply to the Asset Management Division of Goldman Sachs (of which the Investment Adviser is a part), as well as to the businesses within the Asset Management Division of Goldman Sachs (including the Investment Adviser). In addition, there may also be circumstances in which, as a result of information held by certain portfolio management teams in the Investment Adviser, the Investment Adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.

In addition, regardless of the existence of information barriers, Goldman Sachs will not have any obligation or other duty to make available for the benefit of the Funds any information regarding Goldman Sachs’ trading activities, strategies or views, or the activities, strategies or views used for other Accounts. Furthermore, to the extent that the Investment Adviser has developed fundamental analysis and proprietary technical models or other information, Goldman Sachs and its personnel, or other parts of the Investment Adviser, will not be under any obligation or other duty to share certain information with the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds), and the Funds may make investment decisions that differ from those they would have made if Goldman Sachs had provided such information, and be disadvantaged as a result thereof.

Different areas of the Investment Adviser and Goldman Sachs take views, and make decisions or recommendations, that are different than those of other areas of the Investment Adviser and Goldman Sachs. Different portfolio management teams within the Investment Adviser make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner different than or adverse to the Funds. Such teams do not share information with the Funds’ portfolio management teams, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

Goldman Sachs operates a business known as Prime Services, which provides prime brokerage, administrative and other services to clients that from time to time involve investment funds (including pooled investment vehicles and private funds) in which one or more Accounts invest (“Underlying Funds”) or markets and securities in which Accounts invest. Prime Services and other parts of Goldman Sachs have broad access to information regarding the current status of certain markets, investments and funds and detailed information about fund operators that is not available to the Investment Adviser. In addition, Goldman Sachs from time to time acts as a prime broker to one or more Underlying Funds, in which case Goldman Sachs will have information concerning the investments and transactions of such Underlying Funds that is not available to the Investment Adviser. As a result of these and other activities, parts of Goldman Sachs will possess information in respect of markets, investments, investment advisers that are affiliated or unaffiliated with Goldman Sachs and Underlying Funds, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by Accounts or acquire certain positions on behalf of Accounts, or take other actions. Goldman Sachs will be under no obligation or other duty to make any such information available to the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds).

Valuation of the Funds’ Investments

The Investment Adviser performs certain valuation services related to securities and assets held in the Funds. The Investment Adviser performs such valuation services in accordance with its valuation policies. The Investment Adviser may value an identical asset differently than Goldman Sachs, or another division or unit within Goldman Sachs values the asset, including because Goldman Sachs, or such other division or unit, has information or uses valuation techniques and models that it does not share with, or that are different than those of, the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may also value an identical asset differently in different Accounts, including because different Accounts are subject to different valuation guidelines pursuant to their respective governing agreements (e.g., in connection with certain regulatory restrictions applicable to different Accounts). In addition, there may be significant differences in the treatment of the same asset by the Investment Adviser and Goldman Sachs, other divisions or units of Goldman Sachs, and/or among Accounts (e.g., with respect to an asset that is a loan, there can be differences when it is determined that such loan is deemed to be on non-accrual status or in default). Differences in valuation should be expected where different third-party vendors are hired to perform valuation functions for the Accounts, the Accounts are managed or advised by different portfolio management teams within the Investment Adviser that employ different valuation policies or procedures, or otherwise. The Investment Adviser will face a conflict with respect to valuations generally because of their effect on the Investment Adviser’s fees and other compensation. Furthermore, the application of particular valuation policies with respect to the Funds will, under certain circumstances, result in improved performance of the Funds or enable the Investment Adviser to more easily track the performance of an Index than might have been the case had the Investment Adviser applied different valuation policies.

Data and Information Sharing

Accounts, the Investment Adviser, and/or their respective affiliates, portfolio companies and other investments (collectively, the “Data Parties”) often possess data and information that they may utilize for various purposes and which they would not otherwise possess in the ordinary course of their businesses. For example, information relating to business operations, trends, budgets, customers or users, assets, funding and other metrics that the Data Parties possess or acquire through their management of Accounts and/or their own businesses and investment activities may be used by Goldman Sachs to identify and/or evaluate potential investments for Accounts and to facilitate the management of Accounts, including through operational improvements. Conversely, Goldman Sachs may use data and information that it has or acquires in connection with an Account’s activities for the benefit of Goldman Sachs’ own businesses and investment activities and their portfolio companies and other investments.

From time to time, Goldman Sachs may commission third-party research, at an Account’s expense, in connection with the diligence of an investment opportunity or in connection with its management of a portfolio investment, and such research is expected to subsequently be available to other investment vehicles (and such persons will generally not be required to compensate an Account for the benefit they receive from such research). Such benefits could be material and Goldman Sachs will have no duty, contractual, fiduciary or otherwise, not to use such information in connection with the business and investment activities of itself, Accounts and/or their portfolio companies and other investments.

Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information, regulatory limitations on the use of material nonpublic information, and the Data Parties’ information walls, Goldman Sachs is generally free to use data and information from an Account’s activities to assist in the pursuit of its various other interests and activities, including to trade for the benefit of Goldman Sachs or another Account. Accounts and other sources of such data and information may not receive any financial or other benefit from having provided such data and information to Goldman Sachs. The potential ability to monetize such data and information may create incentives for Goldman Sachs to cause an Account to invest in entities and companies with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.

Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts

The Investment Adviser provides advisory services to the Funds. Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to, related to or opposed to those of the Funds. Goldman Sachs may receive greater fees or other compensation (including performance-based fees) from such Accounts than it does from the Funds, in which case Goldman Sachs is incentivized to favor such Accounts. In addition, Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with Accounts, and/or compete for commercial arrangements or transactions in the same types of companies, assets securities and other instruments, as the Funds. Such arrangements, transactions or investments adversely affect such Funds by, for example, limiting their ability to engage in such activity or affecting the pricing or terms of such arrangements, transactions or investments. Moreover, a particular Fund on the one hand, and Goldman Sachs or other Accounts, on the other hand, may vote differently on or take or refrain from taking different actions with respect to the same security, which are disadvantageous to the Fund. Additionally, as described below, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.

Transactions by, advice to and activities of Accounts (including with respect to investment decisions, voting and the enforcement of rights) may involve the same or related companies, securities or other assets or instruments as those in which the Funds invest, and it should be expected that such Accounts engage in a strategy while a Fund is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Fund (including its ability to engage in a transaction or other activities).

In various circumstances, different Accounts make investments as part of a single transaction, including in situations in which multiple Accounts comprise a single “fund family.” In these circumstances, the participating Accounts may have different interests, including investment horizons. Similarly, capital contribution and other obligations associated with an investment may extend beyond a particular Account’s investment period or expected term. In such circumstances, the Investment Adviser may negotiate the terms of an investment on a collective basis and such terms may not be as favorable, from the perspective of a particular Account, than if the Account had been the sole participating Account. Terms required by one Account (for example, due to regulatory requirements) when it invests may negatively impact the ability of another Account to consummate the investment or may adversely alter its terms. Similarly, one Account may seek to dispose of an investment at a time when it would be desirable for another Account to continue to hold such investment (or vice versa). Depending on the structure of the applicable investment, disposing of a portion of the investment may not be practicable or may have adverse effects on the rights of Accounts continuing to hold the investment. When making an investment decision with respect to an investment in which multiple Accounts are invested, Goldman Sachs may primarily take into account the specific effect such investment decision will have on the Accounts as a whole, and not based on the best interests of any particular Account.

In addition, Goldman Sachs may be engaged to provide advice to an Account that is considering entering into a transaction with a Fund, and Goldman Sachs may advise the Account not to pursue the transaction with the Fund, or otherwise in connection with a potential transaction provide advice to the Account that would be adverse to the Fund. Additionally, if a Fund buys a security and an Account establishes a short position in that same security or in similar securities, such short position may result in the impairment of the price of the security that the Fund holds or could be designed to profit from a decline in the price of the security. A Fund could similarly be adversely impacted if it establishes a short position, following which an Account takes a long position in the same security or in similar securities. Furthermore, Goldman Sachs (including the Investment Adviser) may make filings in connection with a shareholder class action lawsuit or similar matter involving a particular security on behalf of an Account (including a Fund), but not on behalf of a different Account (including a Fund) that holds or held the same security, or that is invested in or has extended credit to different parts of the capital structure of the same issuer. Accounts may also have different rights in respect of an investment with the same issuer, or invest in different classes of the same issuer that have different rights, including, without limitation, with respect to liquidity. The determination to exercise such rights by the Investment Adviser on behalf of such other Accounts may have an adverse effect on the Funds.

The Funds are expected to transact with a variety of counterparties. Some of these counterparties will also engage in transactions with other Accounts managed by the Investment Adviser or another Goldman Sachs entity or business unit. For example, a Fund may directly or indirectly purchase assets from a counterparty at the same time the counterparty (or an affiliate thereof) is also negotiating to purchase different assets from another Account. This creates potential conflicts of interest, particularly with respect to the terms and purchase prices of the sales. For example, Goldman Sachs may receive fees or other compensation in connection with the sale of assets by an Account to a counterparty, which creates an incentive to negotiate a higher purchase price for those assets in a separate transaction where the Fund is a purchaser.

Similarly, a particular Fund may dispose of one or more assets through a block sale that includes assets held by other Accounts or as part of a series of transactions in which assets from multiple Accounts are sold to the same purchaser. This creates potential conflicts of interest, particularly with regard to the determination of the purchase prices of the applicable assets. For example, Goldman Sachs may receive greater fees or other compensation (including performance-based fees) in connection with the sale of assets in other Accounts that participate in a block sale as compared to the compensation that Goldman Sachs receives in connection with the sale of assets by the particular Fund. There can be no assurance that the compensation received by the particular Fund as a result of participating in a block sale would be greater than the compensation that the particular Fund would receive if its assets were sold as part of a standalone transaction. Any such transaction will be effected in accordance with the Investment Adviser’s fiduciary obligations.

Shareholders may be offered access to advisory services through several different Goldman Sachs businesses (including through Goldman Sachs & Co. LLC and the Investment Adviser). Different advisory businesses within Goldman Sachs manage Accounts according to different strategies and apply different criteria to the same or similar strategies and have differing investment views in respect of an issuer or a security or other investment. Similarly, within the Investment Adviser, certain investment teams or portfolio managers can have differing or opposite investment views in respect of an issuer or a security, and as a result some or all of the positions a Fund’s investment team or portfolio managers take in respect of the Fund will be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other investment teams or portfolio managers of the Investment Adviser. Research, analyses or viewpoints will be available to clients or potential clients at different times. Goldman Sachs will not have any obligation or other duty to make available to the Funds any research or analysis at any particular time or prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on behalf of the Funds, and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. The timing of transactions entered into or recommended by Goldman Sachs, on behalf of itself or its clients, including the Funds, may negatively impact the Funds or benefit certain other Accounts. For example, if Goldman Sachs, on behalf of one or more Accounts, implements an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Funds (whether or not the investment decisions emanate from the same research analysis or other information), it could result, due to market impact or other factors, in liquidity constraints or in certain Funds receiving less favorable investment or trading results or incurring increased costs. Similarly, if Goldman Sachs implements an investment decision or strategy that results in a purchase (or sale) of a security for one Fund, such implementation may increase the value of such security already held by another Account (or decrease the value of such security that such other Account intends to purchase), thereby benefitting such other Account.

Subject to applicable law, the Investment Adviser is incentivized to cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divested of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investment in and activities with respect to such companies. The Investment Adviser, in its discretion and in certain circumstances, recommends that certain Funds have ongoing business dealings, arrangements or agreements with persons who are (i) former employees of Goldman Sachs, (ii) affiliates or other portfolio companies of Goldman Sachs or other Accounts, (iii) Goldman Sachs’ employees’ family members and/or relatives and/or certain of their portfolio companies or (iv) persons otherwise associated with an investor in an Account or a portfolio company or service provider of Goldman Sachs or an Account. The Funds may bear, directly or indirectly, the costs of such dealings, arrangements or agreements. These recommendations, and recommendations relating to continuing any such dealings, arrangements or agreements, pose conflicts of interest and may be based on differing incentives due to Goldman Sachs’ relationships with such persons. In particular, when acting on behalf of, and making decisions for, Accounts, the Investment Adviser may take into account Goldman Sachs’ interests in maintaining its relationships and business dealings with such persons. As a result, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.

When the Investment Adviser wishes to place an order for different types of Accounts (including the Funds) for which aggregation is not practicable, the Investment Adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be reasonable. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.

Potential Conflicts Relating to Follow-On Investments

From time to time, the Investment Adviser provides opportunities to Accounts (including potentially the Funds) to make investments in companies in which certain Accounts have already invested. Such follow-on investments can create conflicts of interest, such as the determination of the terms of the new investment and the allocation of such opportunities among Accounts (including the Funds). Follow-on investment opportunities may be available to the Funds notwithstanding that the Funds have no existing investment in the issuer, resulting in the assets of the Funds potentially providing value to, or otherwise supporting the investments of, other Accounts. Accounts (including the Funds) may also participate in releveraging, recapitalization, and similar transactions involving companies in which other Accounts have invested or will invest. Conflicts of interest in these and other transactions arise between Accounts (including the Funds) with existing investments in a company and Accounts making subsequent investments in the company, which have opposing interests regarding pricing and other terms. The subsequent investments may dilute or otherwise adversely affect the interests of the previously-invested Accounts (including the Funds).

Diverse Interests of Shareholders

It should be expected that the various types of investors in and beneficiaries of the Funds, including to the extent applicable the Investment Adviser and its affiliates, have conflicting investment, tax and other interests with respect to their interests in the Funds. When considering a potential investment for a Fund, the Investment Adviser will generally consider the investment objectives of the Fund, not the investment objectives of any particular investor or beneficiary. The Investment Adviser makes decisions, including with respect to tax matters, from time to time that will be more beneficial to one type of investor or beneficiary than another, or to the Investment Adviser and its affiliates than to investors or beneficiaries unaffiliated with the Investment Adviser. In addition, Goldman Sachs faces certain tax risks based on positions taken by the Funds, including as a withholding agent. Goldman Sachs reserves the right on behalf of itself and its affiliates to take actions adverse to the Funds or other Accounts in these circumstances, including withholding amounts to cover actual or potential tax liabilities.

Selection of Service Providers

The Funds expect to engage service providers (including attorneys and consultants) that in certain cases also provide services to Goldman Sachs and other Accounts. In addition, certain service providers to the Investment Adviser or Funds are also portfolio companies or other affiliates of the Investment Adviser or other Accounts (for example, a portfolio company of an Account may retain a portfolio company of another Account). To the extent it is involved in such selection, the Investment Adviser intends to select these service providers based on a number of factors, including expertise and experience, knowledge of related or similar products, quality of service, reputation in the marketplace, relationships with the Investment Adviser, Goldman Sachs or others, and price. These service providers may have business, financial, or other relationships with Goldman Sachs (including its personnel), which may influence the Investment Adviser’s selection of these service providers for the Funds. In such circumstances, there is a conflict of interest between Goldman Sachs (acting on behalf of the Funds) and the Funds or between Funds if the Funds determine not to engage or continue to engage these service providers.

The Investment Adviser may, in its sole discretion, determine to provide, or engage or recommend an affiliate of the Investment Adviser to provide, certain services, including, but not limited to, services such as internal legal and accounting services, to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular Fund and applicable law, the Investment Adviser or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, the Investment Adviser faces a conflict of interest when selecting or recommending service providers for the Funds. Notwithstanding the foregoing, the selection or recommendation of service providers for the Funds will be conducted in accordance with the Investment Adviser’s fiduciary obligations to the Funds. The service providers selected or recommended by the Investment Adviser may charge different rates to different recipients based on the specific services provided, the personnel providing the services, the complexity of the services provided or other factors. As a result, the rates paid with respect to these service providers by a Fund, on the one hand, may be more or less favorable than the rates paid by Goldman Sachs, including the Investment Adviser, on the other hand. In addition, the rates paid by the Investment Adviser or the Funds, on the one hand, may be more or less favorable than the rates paid by other parts of Goldman Sachs or Accounts managed by other parts of Goldman Sachs, on the other hand. Goldman Sachs (including the Investment Adviser), its personnel, and/or Accounts may hold investments in companies that provide services to entities in which the Funds invest generally, and, subject to applicable law, the Investment Adviser may refer or introduce such companies’ services to entities that have issued securities held by the Funds.

Investments in Goldman Sachs Funds

To the extent permitted by applicable law, the Funds will, from time to time invest in money market and/or other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment. To the extent consistent with applicable law, certain Funds that invest in other funds sponsored, managed or advised by Goldman Sachs pay advisory fees to the Investment Adviser that are not reduced by any fees payable by such other funds to Goldman Sachs as manager of such other funds (i.e., there will be “double fees” involved in making any such investment, which would not arise in connection with the direct allocation of assets by investors in the Funds to such other funds). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.

The Investment Adviser, from time to time, manages Accounts (including the Funds), which may, individually or in the aggregate, own a substantial amount of the Funds. Further, the Investment Adviser, its affiliates, or another entity (i.e., a seed investor) may invest in the Funds at or near the establishment of such Funds, which may facilitate the Funds achieving a specified size or scale. The Investment Adviser and/or its affiliates may make payments to an investor that contributes seed capital to a Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached, and will be made from the assets of the Investment Adviser and/or such affiliates (and not the applicable Fund). Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from the Investment Adviser and/or its affiliates have ceased. Such redemptions could have a significant negative impact on the Fund, including on its liquidity and the market price of its shares.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Distributions of Assets Other Than Cash

With respect to redemptions from the Funds, the Funds will, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Investment Adviser will sometimes have a potentially conflicting division of loyalties and responsibilities to redeeming investors and remaining investors.

Goldman Sachs Will Act in a Capacity Other Than Investment Adviser to the Funds

Investments in and Advice Regarding Different Parts of an Issuer’s Capital Structure

In some cases, Goldman Sachs (including the Investment Adviser) or Accounts, on the one hand, and the Funds, on the other hand, invest in or extend credit to different parts of the capital structure of a single issuer. As a result, Goldman Sachs (including the Investment Adviser) or Accounts may take actions that adversely affect the Funds. In addition, in some cases, Goldman Sachs (including the Investment Adviser) advises Accounts with respect to different parts of the capital structure of the same issuer, or classes of securities that are subordinate or senior to securities, in which the Funds invest. Goldman Sachs (including the Investment Adviser) is able to pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of itself or other Accounts with respect to an issuer in which the Funds have invested, and such actions (or inaction) may have a material adverse effect on the Funds.

For example, in the event that Goldman Sachs (including the Investment Adviser) or an Account holds loans, securities or other positions in the capital structure of an issuer that ranks senior in preference to the holdings of a Fund in the same issuer, and the issuer experiences financial or operational challenges, Goldman Sachs (including the Investment Adviser), acting on behalf of itself or the Account, may seek a liquidation, reorganization or restructuring of the issuer that has, or terms in connection with the foregoing, that have, an adverse effect on or otherwise conflict with the interests of the Fund’s holdings in the issuer. In connection with any such liquidation, reorganization or restructuring, the Fund’s holdings in the issuer may be extinguished or substantially diluted, while Goldman Sachs (including the Investment Adviser) or another Account recovers some or all of the amounts due to them. In addition, in connection with any lending arrangements involving the issuer in which Goldman Sachs (including the Investment Adviser) or an Account participates, Goldman Sachs (including the Investment Adviser) or the Account may seek to exercise its rights under the applicable loan agreement or other document, in a manner detrimental to the Fund. In situations in which Goldman Sachs (including the Investment Adviser) holds positions in multiple parts of the capital structure of an issuer across Accounts (including the Funds), the Investment Adviser may not pursue actions or remedies available to the Fund, as a result of legal and regulatory requirements or otherwise.

These potential issues are examples of conflicts that Goldman Sachs (including the Investment Adviser) will face in situations in which the Funds, and Goldman Sachs (including the Investment Adviser) or other Accounts, invest in or extend credit to different parts of the capital structure of a single issuer. Goldman Sachs (including the Investment Adviser) addresses these issues based on the circumstances of particular situations. For example, Goldman Sachs (including the Investment Adviser) relies on information barriers between different Goldman Sachs (including the Investment Adviser) business units or portfolio management teams. Goldman Sachs (including the Investment Adviser) in some circumstances relies on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.

As a result of the various conflicts and related issues described above and the fact that conflicts will not necessarily be resolved in favor of the interests of the Funds, the Funds could sustain losses during periods in which Goldman Sachs (including the Investment Adviser) and other Accounts (including Accounts sponsored, managed or advised by the Investment Adviser) achieve profits generally or with respect to particular holdings in the same issuer, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed. It should be expected that the negative effects described above will be more pronounced in connection with transactions in, or the Funds’ use of, small capitalization, emerging market, distressed or less liquid strategies.

Principal and Cross Transactions

When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of certain Funds (for example, those employing taxable fixed income, municipal bond fixed income and structured investment strategies), may (but is under no obligation or other duty to) enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser or its affiliates and cause the Funds to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There are potential conflicts of interest, regulatory issues or restrictions contained in the Investment Adviser’s internal policies relating to these transactions which could limit the Investment Adviser’s determination and/or ability to engage in these transactions for Accounts (including the Funds). In certain circumstances such as when Goldman Sachs is the only or one of a few participants in a particular market or is one of the largest such participants, such limitations will eliminate or reduce the availability of certain investment opportunities to Accounts (including the Funds) or impact the price or terms on which transactions relating to such investment opportunities may be effected.

Goldman Sachs will have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. The Investment Adviser has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some Accounts relative to other Accounts, including the Funds, due to the relative amount of market savings obtained by the Accounts, and cross transactions may be effected at different prices for different Accounts due to differing legal and/or regulatory requirements applicable to such Accounts. Certain Accounts are also prohibited from participating in cross transactions, even if consent is obtained. Where principal, cross or agency cross transactions are not prohibited, such transactions will be effected in accordance with fiduciary requirements and applicable law (which include disclosure and consent).

Goldman Sachs Acting in Multiple Commercial Capacities

To the extent permitted by applicable law, an issuer in which a Fund has an interest may hire Goldman Sachs to provide underwriting, merger advisory, other financial advisory, placement agency, foreign currency hedging, research, asset management services, brokerage services or other services to the issuer, including issuers whose securities are components of one or more indices, such as the Indexes, that are created and operated by Goldman Sachs. Furthermore, Goldman Sachs sponsors, manages, advises or provides services to affiliated Underlying Funds (or their personnel) in which the Funds invest. Goldman Sachs may be entitled to compensation in connection with the provision of such services and the operation of the Indexes that are tracked by the Funds, and the Funds will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and in connection with providing such services takes commercial steps in its own interest, or advises the parties to which it is providing services, or takes other actions. Such actions may benefit Goldman Sachs. For example, Goldman Sachs may require repayment of all or part of a loan from a company in which an Account (including a Fund) holds an interest, which could cause the company to default or be required to liquidate its assets more rapidly, which could adversely affect the value of the company and the value of the Funds invested therein. If Goldman Sachs advises a company to make changes to its capital structure, the result would be a reduction in the value or priority of a security held (directly or indirectly) by one or more Funds. In addition, underwriters, placement agents or managers of initial public offerings, including Goldman Sachs, often require the Funds who hold privately placed securities of a company to execute a lock-up agreement prior to such company’s initial public offering restricting the resale of the securities for a period of time before and following the IPO. As a result, the Investment Adviser will be restricted from selling the securities in such Funds at a more favorable price. Actions taken or advised to be taken by Goldman Sachs in connection with other types of transactions may also result in adverse consequences for the Funds. Goldman Sachs faces conflicts of interest in providing and selecting services for the Funds because Goldman Sachs provides many services and has many commercial relationships with companies and affiliated and unaffiliated Underlying Funds (or their applicable personnel). Providing services to the Funds and companies (or their personnel) in which the Funds invest enhances Goldman Sachs’ relationships with various parties, facilitates additional business development and enables Goldman Sachs to obtain additional business and/or generate additional revenue. The Funds will not be entitled to compensation related to any such benefit to businesses of Goldman Sachs. In addition, such relationships may adversely impact the Funds, including, for example, by restricting potential investment opportunities, as described below, incentivizing the Investment Adviser to take or refrain from taking certain actions on behalf of the Funds when doing so would be adverse to such business relationships, and/or influencing the Investment Adviser’s selection or recommendation of certain investment products and/or strategies over others.

Certain of Goldman Sachs’ activities on behalf of its clients also restrict investment opportunities that are otherwise available to the Funds. For example, Goldman Sachs is often engaged by companies as a financial advisor, or to provide financing or other services, in connection with commercial transactions that are potential investment opportunities for the Funds. There are circumstances in which the Funds are precluded from participating in such transactions as a result of Goldman Sachs’ engagement by such companies. In addition, in connection with an equity offering of securities of a portfolio company for which Goldman Sachs is acting as an underwriter, Accounts may, in certain instances, be subject to regulatory restrictions (in addition to contractual restrictions) on their ability to sell equity securities of the portfolio company for a period after completion of the offering. Goldman Sachs reserves the right to act for these companies in such circumstances, notwithstanding the potential adverse effect on the Funds. Goldman Sachs (including the Investment Adviser) also represents creditor or debtor companies in proceedings under Chapter 11 of the U.S. Bankruptcy Code (and equivalent non-U.S. bankruptcy laws) or prior to these filings. From time to time, Goldman Sachs (including the Investment Adviser) serves on creditor or equity committees. It should be expected that these actions, for which Goldman Sachs may be compensated, will limit or preclude the flexibility that the Funds otherwise have to buy or sell securities issued by those companies, as well as certain other assets. Please also see “—Management of the Funds by the Investment Adviser—Considerations Relating to Information Held by Goldman Sachs” above and “—Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds” below.

Goldman Sachs is frequently engaged as a financial advisor or financing provider to corporations and other entities and their management teams in connection with the sale of those companies or some or all of their assets, and Goldman Sachs’ compensation in connection with these engagements may be substantial. Goldman Sachs’ compensation for those engagements is usually based upon sales proceeds and is contingent, in substantial part, upon a sale. As a result, because sellers generally require Goldman Sachs to act exclusively on their behalf, Accounts will be precluded in many instances from attempting to acquire securities of, or providing financing to, the business being sold or otherwise participate as a buyer in the transaction. Goldman Sachs’ decision to take on seller engagements is based upon a number of factors, including the likelihood in any particular situation that the successful buyer will be a financial purchaser rather than a strategic purchaser, the likelihood that any Accounts will be involved in the financing of that transaction and the compensation Goldman Sachs might receive by representing the seller. On occasion, Goldman Sachs may be given a choice by a seller of acting as its agent, as a potential purchaser of securities or assets, or as a buyer’s source of financing through Accounts. Goldman Sachs reserves the right to act as the seller’s agent in those circumstances, even where this choice may preclude Accounts from acquiring the relevant securities or assets.

Goldman Sachs also represents potential buyers of businesses, including private equity sponsors, and Goldman Sachs’ compensation in connection with these representations may be substantial. In these cases, Goldman Sachs’ compensation is usually a flat fee that is contingent, in substantial part, upon a purchase. Accordingly, Goldman Sachs may have an incentive to direct an acquisition opportunity to one of these parties rather than to Accounts or to form a consortium with one or more of these parties to bid for the acquisition opportunity, thereby eliminating or reducing the investment opportunity available to Accounts. Furthermore, Goldman Sachs may seek to provide acquisition financing to one or more other bidders in these auctions, including in situations where an Account is bidding for the asset. Moreover, Goldman Sachs may provide financing to an Account in situations where it is also offering financing to one or more other bidders. When Goldman Sachs represents a buyer seeking to acquire a particular business, or provides financing to a buyer in connection with an acquisition, Accounts may be precluded from participating in the financing of the acquisition of that business. Goldman Sachs’ buyer and financing assignments may include representation of clients who would not permit either Goldman Sachs or affiliates thereof, potentially including Accounts, to invest in the acquired company. In this case, none of the Investment Adviser or its affiliates, including Accounts, would be allowed to participate as an investor. In some cases, a buyer represented by Goldman Sachs may invite Investment Adviser and certain Accounts to participate in the investment. Alternatively, Investment Adviser and certain Accounts may be invited to provide financing for this type of purchase. Each of these situations is likely to present difficult competing considerations involving conflicts of interest. In addition, Goldman Sachs may accept buyer advisory assignments in respect of a company in which Accounts have an investment. Accounts may be precluded from selling their investment during the assignment. Goldman Sachs evaluates potential buyer assignments in light of factors similar to those that will be considered in engaging in seller assignments.

Subject to applicable law, the Investment Adviser is incentivized to cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in Goldman Sachs or other Accounts being relieved of obligations or otherwise divested of investments. For example, subject to applicable law certain Funds may acquire securities or indebtedness of a company affiliated with Goldman Sachs directly or indirectly through syndicate or secondary market purchases, or make a loan to, or purchase securities from, a company that uses the proceeds to repay loans made by Goldman Sachs. These activities by a Fund may enhance the profitability of Goldman Sachs or other Accounts with respect to their investment in and activities relating to such companies. The Fund will not be entitled to compensation as a result of this enhanced profitability.

To the extent permitted by applicable law, Goldman Sachs (including the Investment Adviser) creates, writes, sells, issues, invests in or acts as placement agent or distributor of derivative instruments related to the Funds, or with respect to underlying securities or assets of the Funds or which are be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.

Goldman Sachs makes loans to, and enters into margin, asset-based or other credit facilities or similar transactions with, clients, companies or individuals that are secured by publicly or privately held securities or other assets, including a client’s Fund shares as described above. Some of these borrowers are public or private companies, or founders, officers or shareholders in companies in which the Funds (directly or indirectly) invest, and such loans may be secured by securities of such companies, which may be the same as, pari passu with, or more senior or junior to, interests held (directly or indirectly) by the Funds. In connection with its rights as lender, Goldman Sachs acts to protect its own commercial interest and may take actions that adversely affect the borrower, including by liquidating or causing the liquidation of securities on behalf of a borrower or foreclosing and liquidating such securities in Goldman Sachs’ own name. Such actions will adversely affect the Funds (if, for example, a large position in a security is liquidated, among the other potential adverse consequences will be that the value of such security will decline rapidly and the Funds will in turn decline in value or will be unable to liquidate their positions in such security at an advantageous price or at all). In addition, Goldman Sachs may make loans to shareholders or enter into similar transactions that are secured by a pledge of, or mortgage over, a shareholder’s Fund shares, which would provide Goldman Sachs with the right to redeem such Fund shares in the event that such shareholder defaults on its obligations. These transactions and related redemptions may be significant and may be made without notice to the shareholders

Allocation of Personnel, Services and/or Resources

Conflicts of interest may arise in allocating time, personnel and/or resources of the Investment Adviser among the investment activities of multiple Accounts. The Investment Adviser and other Goldman Sachs personnel who play key roles in managing the Accounts may spend a portion of their time on matters other than or only tangentially related to any particular Account, or may leave the Investment Adviser for another investment group of Goldman Sachs (or may leave Goldman Sachs entirely). Time may be spent on other Goldman Sachs investment activities, including without limitation, investments made on behalf of Goldman Sachs and certain other entities (including special purpose acquisition companies) that are not investment advisory clients of the Investment Adviser. As a result, the other obligations of these individuals could conflict with their responsibilities to any of the Accounts. Further, the Investment Adviser may devote less time, services or resources to sourcing for investments of insufficient size to be expected to be shared with the other Accounts, even where such investment opportunities may be in the best interest of an Account.

Code of Ethics and Personal Trading

Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and Distributor, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons buy and sell securities or other investments for their personal accounts, including investments in the Funds, and also take positions that are the same as, different from, or made at different times than, positions taken (directly or indirectly) by the Funds. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by electronic request to publicinfo@sec.gov. Additionally, all Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading. The Investment Adviser requires pre-clearance of personal securities transactions, both public and private, by the Investment Adviser personnel and the Investment Adviser can deny any such transaction in its discretion. In order to address potential conflicts of interest with the Accounts and other legal and regulatory restrictions (such as when the Investment Adviser has confidential information about a portfolio company), Goldman Sachs maintains a list of securities in which the Investment Adviser personnel cannot trade. Additionally, the Investment Adviser generally does not allow its personnel to purchase securities of single-name public issuers.

Proxy Voting by the Investment Adviser

The Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Investment Adviser in respect of securities held by the Funds may benefit the interests of Goldman Sachs and/or Accounts other than the Funds. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “PROXY VOTING.”

Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds

The Investment Adviser restricts its investment decisions and activities on behalf of the Funds in various circumstances, including as a result of applicable regulatory requirements, information held by the Investment Adviser or Goldman Sachs, Goldman Sachs’ roles in connection with other clients and in the capital markets (including in connection with advice it gives to such clients or commercial arrangements or transactions that are undertaken by such clients or by Goldman Sachs), Goldman Sachs’ internal policies and/or potential reputational risk in connection with Accounts (including the Funds). In certain cases, the Investment Adviser will not engage in transactions or other activities for, or enforce certain rights in favor of, one or more Funds due to Goldman Sachs’ activities outside the Funds (e.g., the Investment Adviser may refrain from making investments for the Funds that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.

In addition, in certain circumstances, the Investment Adviser restricts, limits or reduces the amount of a Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Goldman Sachs and other Accounts) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests. For example, such limitations may exist if a position or transaction could require a filing or license or other regulatory or corporate consent, which could, among other things, result in additional costs and disclosure obligations for, or impose regulatory restrictions on, Goldman Sachs, including the Investment Adviser, or on other Accounts, or where exceeding a threshold is prohibited or results in regulatory or other restrictions. In certain cases, restrictions and limitations will be applied to avoid approaching such threshold. Circumstances in which such restrictions or limitations arise include, without limitation: (i) a prohibition against owning more than a certain percentage of an issuer’s securities; (ii) a “poison pill” that has a dilutive impact on the holdings of the Fund should a threshold be exceeded; (iii) provisions that cause Goldman Sachs to be considered an “interested stockholder” of an issuer; (iv) provisions that cause Goldman Sachs to be considered an “affiliate” or “control person” of the issuer; and (v) the imposition by an issuer (through charter amendment, contract or otherwise) or governmental, regulatory or self-regulatory organization (through law, rule, regulation, interpretation or other guidance) of other restrictions or limitations. In addition, due to regulatory restrictions, certain Accounts are prohibited from, or are subject to certain restrictions when, trading with or through Goldman Sachs, engaging Goldman Sachs as a service provider or purchasing investments issued or managed by Goldman Sachs.

When faced with the foregoing limitations, Goldman Sachs will generally avoid exceeding the threshold because exceeding the threshold could have an adverse impact on the ability of the Investment Adviser or Goldman Sachs to conduct its business activities. The Investment Adviser may also reduce a Fund’s interest in, or restrict a Fund from participating in, an investment opportunity that has limited availability or where Goldman Sachs has determined to cap its aggregate investment in consideration of certain regulatory or other requirements so that other Accounts that pursue similar investment strategies are able to acquire an interest in the investment opportunity. In some cases, the Investment Adviser determines not to engage in certain transactions or activities beneficial to the Funds because engaging in such transactions or activities in compliance with applicable law would result in significant cost to, or administrative burden on, the Investment Adviser or create the potential risk of trade or other errors.

The Investment Adviser generally is not permitted to use material non-public information in effecting purchases and sales in transactions for the Funds that involve public securities. The Investment Adviser may limit an activity or transaction (such as a purchase or sale transaction) which might otherwise be engaged in by the Funds, including as a result of information held by Goldman Sachs (including the Investment Adviser or its personnel). For example, directors, officers and employees of Goldman Sachs may take seats on the boards of directors of, or have board of directors observer rights with respect to, companies in which Goldman Sachs invests on behalf of the Funds. To the extent a director, officer or employee of Goldman Sachs were to take a seat on the board of directors of, or have board of directors observer rights with respect to, a public company, the Investment Adviser (or certain of its investment teams) may be limited and/or restricted in its or their ability to trade in the securities of the company. In addition, any such director, officer or employee of Goldman Sachs that is a member of the board of directors of a portfolio company may have duties in his or her capacity as a director that conflict with the Investment Adviser’s duties to Accounts, and may act in a manner that disadvantages or otherwise harms a Fund and/or Goldman Sachs. In addition, the Investment Adviser may, in its sole discretion, determine to limit the information it receives in respect of an investment opportunity to avoid receiving material non-public information. As a result, other investors may be in possession of information in respect of investments, which, if known to the Investment Adviser, might cause the Investment Adviser to not make such investment, to seek to dispose of, retain or increase interests in such investments, or take other actions. Any decision by the Investment Adviser to limit access to such information may be disadvantageous to an Account.

Different areas of Goldman Sachs come into possession of material non-public information regarding an issuer of securities held by an Underlying Fund in which an Account invests. In the absence of information barriers between such different areas of Goldman Sachs or under certain other circumstances, the Account will be prohibited, including by internal policies, from trading, redeeming from or otherwise disposing of such security or such Underlying Fund during the period such material non-public information is held by such other part of Goldman Sachs, which period may be substantial. As a result, the Account would not be permitted to redeem from an Underlying Fund in whole or in part during periods when it otherwise would have been able to do so, which could adversely affect the Account. Other investors in the Underlying Fund that are not subject to such restrictions may be able to redeem from the Underlying Fund during such periods.

In addition, the Investment Adviser’s clients may partially or fully fund a new Account with in-kind securities in which the Investment Adviser is restricted. In such circumstances, the Investment Adviser will generally sell any such securities at the next available trading window, subject to operational and technological limitations (unless such securities are subject to another express arrangement), requiring such Accounts to dispose of investments at an earlier or later date and/or at a less favorable price than would otherwise have been the case had the Investment Adviser not been so restricted. Accounts will be responsible for all tax liabilities that result from any such sale transactions.

The Investment Adviser operates a program reasonably designed to ensure compliance generally with economic and trade sanctions-related obligations applicable directly to its activities (although such obligations are not necessarily the same obligations to which any particular Fund is subject). Such economic and trade sanctions may prohibit, among other things, transactions with and the provision of services to, directly or indirectly, certain countries, territories, entities and individuals. It should be expected that these economic and trade sanctions, if applicable, and the application by the Investment Adviser of its compliance program in respect thereof, will restrict or limit the Funds’ investment activities, and may require the Investment Adviser to cause a Fund to sell its position in a particular investment at an inopportune time and/or when the Investment Adviser would otherwise not have done so.

The Investment Adviser may determine to limit or not engage at all in transactions and activities on behalf of the Funds for reputational, legal or other reasons. Examples of when such determinations may be made include, but are not limited to, where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related activity or transaction to that being considered on behalf of the Funds, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, where there are political, public relations, or other reputational considerations relating to counterparties or other participants in such activity or transaction or where such activity or transaction on behalf of or in respect of the Funds could affect in tangible or intangible ways Goldman Sachs, the Investment Adviser, an Account or their activities.

Goldman Sachs has and seeks to have long-term relationships with many significant participants in the financial markets. Goldman Sachs also has and seeks to have longstanding relationships with, and regularly provides financing, investment banking services and other services to, a significant number of corporations and private equity sponsors, leveraged buyout and hedge fund purchasers, and their respective senior managers, shareholders and partners. Some of these purchasers may directly or indirectly compete with Accounts for investment opportunities. Goldman Sachs considers these relationships in its management of Accounts. In this regard, there may be certain investment opportunities or certain investment strategies that Goldman Sachs (i) does not undertake on behalf of Accounts in view of these relationships, or (ii) refers to clients (in whole or in part) instead of retaining for Accounts. Similarly, Goldman Sachs may take the existence and development of such relationships into consideration in the management of Fund portfolios. Without limiting the generality of the foregoing, there may, for example, be certain strategies involving the acquisition, management or realization of particular investments that an Account will not employ in light of these relationships, as well as investment opportunities or strategies that an Account will not pursue in light of their potential impact on other areas of Goldman Sachs or on Account investments or be unable to pursue as a result of non-competition agreements or other similar undertakings made by Goldman Sachs.

Goldman Sachs will consider its client relationships and the need to preserve its reputation in its management of Accounts and, as a result, (i) there may be certain investment opportunities or strategies that Goldman Sachs will not undertake on behalf of Funds or will refer to one or more Funds but not others, (ii) there may be certain rights or activities that Goldman Sachs will not undertake on behalf of Funds (including in respect of director representation and recusal), or (iii) there may be certain investments that, in certain limited circumstances, are sold, disposed of or restructured earlier or later than otherwise expected.

In order to engage in certain transactions on behalf of a Fund, the Investment Adviser will also be subject to (or cause the Fund to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser and/or the Fund are required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearing houses and other venues, or are required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue often result in the Investment Adviser and/or the Fund being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.

From time to time, a Fund, the Investment Adviser or its affiliates and/or their service providers or agents are required, or determine that it is advisable, to disclose certain information about the Fund, including, but not limited to, investments held by the Fund, and the names and percentage interest of beneficial owners thereof (and the underlying beneficial owners of such beneficial owners), to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, the Investment Adviser or the Fund. The Investment Adviser generally expects to comply with requests to disclose such information as it so determines including through electronic delivery platforms; however, in some cases, the Investment Adviser will cause the sale of certain assets for the Fund rather than make certain required disclosures, at a time that is inopportune from a pricing or other standpoint. In addition, the Investment Adviser may provide third parties with aggregated data regarding the activities of, or certain performance or other metrics associated with the Accounts, and the Investment Adviser may receive compensation from such third parties for providing them such information.

Goldman Sachs may become subject to additional restrictions on its business activities that could have an impact on the Funds’ activities. In addition, the Investment Adviser may restrict its investment decisions and activities on behalf of the Funds and not other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser.

Brokerage Transactions

The Investment Adviser often selects U.S. and non-U.S. broker-dealers (including affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, Investment Adviser affiliates and other Goldman Sachs personnel with proprietary or third-party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process. These brokerage and research services may be bundled with the trade execution, clearing or settlement services provided by a particular broker-dealer and, subject to applicable law, the Investment Adviser may pay for such brokerage and research services with client commissions (or “soft dollars”). There are instances or situations in which such practices are subject to restrictions under applicable law. For example, the EU’s Markets in Financial Instruments Directive II (“MiFID II”) restricts EU domiciled investment advisers from receiving research and other materials that do not qualify as “acceptable minor non-monetary benefits” from broker-dealers unless the research or materials are paid for by the investment advisers from their own resources or from research payment accounts funded by and with the agreement of their clients.

Accounts differ with regard to whether and to what extent they pay for brokerage and research services through commissions and, subject to applicable law, brokerage and research services may be used to service the Funds and any or all other Accounts throughout the Investment Adviser, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Funds based on the relative amount of commissions paid by the Funds and in particular those Accounts that do not pay for brokerage and research services or do so to a lesser extent, including in connection with the establishment of maximum budgets for research costs (and switching to execution-only pricing when maximums are met). The Investment Adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.

Aggregation of Orders by the Investment Adviser

The Investment Adviser follows policies and procedures pursuant to which it may (but is not required to) combine or aggregate purchase or sale orders for the same security or other instrument for multiple Accounts (including Accounts in which Goldman Sachs or personnel of Goldman Sachs have an interest) (sometimes referred to as “bunching”), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. The Investment Adviser aggregates orders when the Investment Adviser considers doing so to be operationally feasible and appropriate and in the interests of its clients and may elect block trade treatment when available. In addition, under certain circumstances orders for the Funds may be aggregated with orders for Accounts that contain Goldman Sachs assets.

When a bunched order or block trade is completely filled, or if the order is only partially filled, at the end of the day, the Investment Adviser generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on the Funds’ relative sizes. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

Although it may do so in certain circumstances, the Investment Adviser does not always bunch or aggregate orders for different Funds, elect block trade treatment or net buy and sell orders for the same Fund, if portfolio management decisions relating to the orders are made by different portfolio management teams or if different portfolio management processes are used for different account types, if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective, or if doing so would not be appropriate in light of applicable regulatory considerations, which may differ among Accounts. For example, time zone differences, trading instructions, cash flows, separate trading desks or portfolio management processes may, among other factors, result in separate, non-aggregated, non-netted executions, with orders in the same instrument being entered for different Accounts at different times or, in the case of netting, buy and sell trades for the same instrument being entered for the same Account. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated orders than on orders for Funds that are not aggregated, and incur lower transaction costs on netted orders than orders that are not netted. The Investment Adviser is under no obligation or other duty to aggregate or net for particular orders. Where orders for a Fund are not aggregated with other orders, or not netted against orders for the Fund or other Accounts, the Fund will not benefit from a better price and lower commission rate or lower transaction cost that might have been available had the orders been aggregated or netted. Aggregation and netting of orders may disproportionately benefit some Accounts relative to other Accounts, including a Fund, due to the relative amount of market savings obtained by the Accounts. The Investment Adviser may aggregate orders of Accounts that are subject to MiFID II (“MiFID II Advisory Accounts”) with orders of Accounts not subject to MiFID II, including those that generate soft dollar commissions (including the Funds) and those that restrict the use of soft dollars. All Accounts included in an aggregated order with MiFID II Advisory Accounts pay (or receive) the same average price for the security and the same execution costs (measured by rate). However, MiFID II Advisory Accounts included in an aggregated order may pay commissions at “execution-only” rates below the total commission rates paid by Accounts included in the aggregated order that are not subject to MiFID II.

Affiliated Indexes and ETFs

The Investment Adviser and its affiliates have in the past, and may in the future, develop, own and operate Indexes based on investment and trading strategies and concepts developed by the Investment Adviser or its affiliates (“Investment Adviser Strategies”). The Investment Adviser may in the future enter into revenue sharing arrangements with third-party co-developers of an Index pursuant to which the Investment Adviser receives a portion of the fees generated from licensing the right to use the Index or components thereof to third parties. Some of the Funds seek to track the performance of the Indexes. The Investment Adviser manages Accounts which track the same Indexes used by the Funds or which are based on the same, or substantially similar, Investment Adviser Strategies that are used in the operation of the Indexes and the Funds. The operation of the Indexes, the Funds and the Accounts in this manner gives rise to potential conflicts of interest.

For example, Accounts that track the same Indexes used by the Funds may engage in purchases and sales of securities prior to when the Index and the Funds engage in similar transactions because such Accounts may be managed and rebalanced on an ongoing basis, whereas the Funds’ portfolios are only rebalanced on a periodic basis corresponding with the rebalancing of the Index. These differences may result in the Accounts having more favorable performance relative to that of the Index and the Funds or other Accounts that track the Index. Other potential conflicts include the potential for unauthorized access to Index information, allowing Index changes that benefit the Investment Adviser or other Accounts and not the investors in the Funds, and the manipulation of Index pricing to present the performance of the Funds, or tracking ability, in a preferential light.

The Investment Adviser has adopted policies and procedures that are designed to address potential conflicts that arise in connection with the Investment Adviser’s operation of the Indexes, the Funds and the Accounts. The Investment Adviser has established certain information barriers and other policies designed to address the sharing of information between different businesses within the Investment Adviser, including with respect to personnel responsible for maintaining the Indexes and those involved in decision-making for the Funds. In addition, as described above in “—Code of Ethics and Personal Trading,” the Investment Adviser has adopted a Code of Ethics.

To the extent it is intended that a Fund track an Index, the Fund may not match, and may vary substantially from, the Index for any period of time. A Fund that tracks an Index may purchase, hold and sell securities at times when a non-Index fund would not do so. The Investment Adviser does not guarantee that any tracking error targets will be achieved. Funds tracking an Index may be negatively impacted by any errors in the Index, either as a result of calculation errors, inaccurate data sources or otherwise. The Investment Adviser does not guarantee the availability, timeliness, accuracy and/or completeness of an Index and the Investment Adviser is not responsible for errors, omissions or interruptions in the Index (including when the Investment Adviser or an affiliate acts as the Index provider) or the calculation thereof (including when the Investment Adviser or an affiliate acts as the calculation agent).

CREATIONS AND REDEMPTIONS

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below).

For orders received in proper form before 12:00 p.m., Eastern time on a given Business Day (“NAV 1 Order”), the Fund will effect deliveries as follows, in each case on the same Business Day (“T+0”): (i) Creation Units by 3:00 p.m., Eastern time (for transactions for which the Authorized Participant (as defined below) has advanced full collateral) or by 6:00 p.m., Eastern time (for transactions for which the Authorized Participant has not advanced full collateral); and (ii) redemption proceeds by 3:00 p.m., Eastern time (by 5:30 p.m., Eastern time for certain Authorized Participants). For orders received in proper form on or after 12:00 p.m., Eastern time on a given Business Day (“NAV 2 Order”), the Fund will effect deliveries as follows, in each case on the next Business Day (“T+1”): (i) Creation Units by 6:00 p.m., Eastern time; and (ii) redemption proceeds by 3:00 p.m., Eastern time (by 5:30 p.m., Eastern time for certain Authorized Participants).

Although Creation Units and redemption proceeds will normally be delivered as described above, Creation Units or redemption proceeds may be delayed longer than one day under certain circumstances, namely: (1) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks; (2) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (3) for any period during which an emergency exists as a result of which (a) disposal of securities owned by the Fund is not reasonably practicable or (b) it is not reasonably practicable for the Fund to fairly determine the NAV of Shares of the Fund; (4) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (5) for any period that the SEC may by order permit for shareholder protection; or (6) for any period during which the Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws. Any such suspension or postponement described above will be consistent with the Fund’s obligations under Section 22(e) of the Investment Company Act.

In its discretion, the Investment Adviser reserves the right to increase or decrease the number of the Fund’s Shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is each day NYSE, the Exchange and the Trust are open, including any day that the Fund is required to be open under Section 22(e) of the Act, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from large institutional investors who have entered into agreements with the Distributor to create or redeem Creation Units will only be accepted on a Business Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess creation and redemption transactions that were initially processed at a NAV other than the NAV determined by the Fund at 12:00 p.m., Eastern time (“NAV 1”) and the Fund’s official closing NAV (“NAV 2”) (as each may be subsequently adjusted). The Trust reserves the right to recover amounts from (or distribute amounts to) Authorized Participants (as defined below) based on NAV 1 and NAV 2. The Trust also reserves the right to advance the time by which creation and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Fund Deposit

The consideration for purchase of Creation Units generally consists of Deposit Securities and the Cash Component. When permitted or required by the Fund, the consideration for purchase of Creation Units may consist of cash. Together, the Deposit Securities and Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The portfolio of securities required may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares.

The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component would be an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

BNYM, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the identity and the required number or amount of each Deposit Security and the amount of the Cash Component (or cash deposit) to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Fund Deposit is applicable, subject to any adjustments, as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Fund Deposit is made available.

The Trust reserves the right to accept a basket of securities and/or cash that differs from a basket of Deposit Securities and/or cash published or transacted on a Business Day, or to permit or require the substitution of an amount of cash (a “cash-in-lieu” amount) to be added to the Cash Component to replace any Deposit Security.

Procedures for Creating Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the authorized participant to place orders for the purchase and redemption of Creation Units (a “Participant Agreement,” and such participants, an “Authorized Participant”). All shares of the Fund, however created, will be entered on the records of DTC in the name of its nominee for the account of a participant of DTC (“DTC Participant”).

Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all orders to create Creation Units of the Fund must be received by the Transfer Agent by specified times (“Order Cutoff Times”) in each case on the date such order is placed for creation of Creation Units to be effected based on the NAV of shares of such Fund as next determined after receipt of an order in proper form. An order to create a Creation Unit of the Fund must be received before 12:00 p.m., Eastern time for that order to be effected at NAV 1. An order to create a Creation Unit of the Fund must be received on or after 12:00 p.m., and before the closing time of the regular trading session of the Fund’s Exchange (ordinarily 4:00 p.m., Eastern time) for that order to be effected at NAV 2. A “Custom Order” may be placed by an Authorized Participant in the event that the Fund accepts (or delivers, in the case of a redemption) a basket of securities and/or cash that differs from a basket of Deposit Securities and/or cash published or transacted on a Business Day (discussed below). Custom Orders must be received by the Transfer Agent at such earlier time as provided in the Participant Agreement. On days when the Exchange closes earlier than normal (such as the day before a holiday), the Fund requires standard orders to create Creation Units to be placed by the earlier closing time and Custom Orders to create Creation Units must be received no later than one hour prior to the earlier closing time. Notwithstanding the foregoing, the Trust may, but is not required to, permit Custom Orders until (i) 12:00 p.m., Eastern time for NAV 1 Orders or until 4:00 p.m., Eastern time for NAV 2 Orders or until the market close (in the event the Exchange closes early). The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant through the Transfer Agent’s electronic order system or by telephone or other transmission method acceptable to the Transfer Agent and approved by the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent, Distributor or an Authorized Participant.

All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers are expected to execute a Participant Agreement and only a small number of such Authorized Participants are expected to have international capabilities.

Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. To effect settlement of NAV 1 Orders by 3:00 p.m., Eastern time on a given Business Day, an Authorized Participant must post collateral with the Trust by 12:00 p.m., Eastern time that day consisting of cash at least equal to a percentage of the marked-to-market value of the entire Fund Deposit that is specified in the Participant Agreement. In each case, the Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Transfer Agent and deposited into the Trust.

Those persons placing orders for Creation Units should ascertain any deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component. Orders for creation that are effected outside the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process.

Orders to create Creation Units of the Fund may be placed through the Clearing Process utilizing procedures applicable for domestic securities (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to foreign securities (“Foreign Fund”) (see “—Placement of Creation Orders Outside Clearing Process—Foreign Fund”).

Placement of Creation Orders Using Clearing Process

Fund Deposits must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of the Fund need not be a broker-dealer or other participant in the Clearing Process (“Participating Party”), but such orders must state that the creation of Creation Units will be effected through a transfer of securities and/or cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust and the delivery of the Cash Component (if applicable) directly to the Transfer Agent through the Federal Reserve wire system, in each case by no later than the time specified in the following table:

Order Type	Settlement Time (Delivery of Creation Unit(s) to Authorized Participant)	Delivery Deadline (Delivery of Fund Deposit by Authorized Participant to Trust)
NAV 1 Order* *Authorized Participant elects to post full collateral to settle by 3:00 p.m., Eastern time (T+0)		Authorized Participant must post full collateral by 12:00 p.m., Eastern time (T+0)

	By 3:00 p.m., Eastern time (T+0)	Authorized Participant must deliver Deposit Securities and Cash Component (if applicable) by 3:00 p.m., Eastern time (T+0) (by 5:30 p.m., Eastern time (T+0) for certain Authorized Participants, as set forth in the Participant Agreement)

NAV 1 Order** **Authorized Participant does not elect to post full collateral to settle by 3:00 p.m., Eastern time (T+0)	By 6:00 p.m., Eastern time (T+0)	By 3:00 p.m., Eastern time (T+0) (by 5:30 p.m., Eastern time (T+0) for certain Authorized Participants, as set forth in the Participant Agreement)

NAV 2 Order	By 6:00 p.m., Eastern time (T+1)	By 3:00 p.m., Eastern time (T+1) (by 5:30 p.m., Eastern time (T+1) for certain Authorized Participants, as set forth in the Participant Agreement)

Notwithstanding the above, where the Federal Reserve and/or DTC are closed on a day when the NYSE and the Fund’s Exchange are open (such as Columbus Day and Veterans Day), (i) NAV 2 Orders placed the day before the day on which the Federal Reserve and/or DTC are closed will settle on a T+2 basis and (ii) all orders placed the day on which the Federal Reserve and/or DTC are closed will settle on a T+1 basis.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. An order to create Creation Units of the Fund is deemed received by the Transfer Agent, and approved by the Distributor on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Order Cutoff Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion, such order will be cancelled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the current NAV of the Fund. The delivery of Creation Units so created will occur no later than the second (2nd ) Business Day following the day on which the creation order is deemed received by the Transfer Agent and approved by the Distributor.

Additional transaction fees may be imposed in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process—Foreign Fund

The Transfer Agent will inform the Distributor, the Investment Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate subcustodian. The Custodian will cause the subcustodian of the Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash-in-lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the Settlement Date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below. The “Settlement Date” for the Fund is generally the second Business Day following the Transmittal Date.

Once the Distributor has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.

Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Distributor and the Investment Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders

The Trust and the Distributor reserve the right to reject or revoke a purchase order for any reason, provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 and the SEC’s positions thereunder. For example, the Trust and the Distributor may reject or revoke acceptance of a creation order, including, but not limited to, when (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (iii) acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful; or (iv) in the event that circumstances outside the control of the Trust, the Transfer Agent, the Distributor or the Investment Adviser make it impracticable to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Adviser, the Distributor, DTC, the Clearing Process, Federal Reserve, the Transfer Agent or any other participant in the creation process, and other extraordinary events. The Distributor shall notify the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. Neither the Trust, the Transfer Agent, the Distributor nor the Investment Adviser are under any duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered and the amount and form of the Cash Component, as applicable, shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Use of Eligible Securities List

In connection with certain cash creations, the Investment Adviser may place purchase orders for the Fund’s portfolio transactions through the use of an “Eligible Securities List.” The Eligible Securities List would be compiled by the Investment Adviser and would consist of securities that the Investment Adviser would consider purchasing on a given business day as part of the representative sampling strategy for the Fund, and may also include certain information about risk and other characteristics of the securities that the Investment Adviser would consider purchasing. The securities on the Eligible Securities List may not be current holdings of the Fund. Following close of trading on the prior business day and prior to the commencement of trading on the given business day, the Investment Adviser would post the Eligible Securities List on the Fund’s website and disseminate the Eligible Securities List to market makers and Authorized Participants for the Fund. A market maker or Authorized Participant may contact the Investment Adviser prior to or after submission of a cash creation order regarding the possible sale of securities from the Eligible Securities List to the Fund. Once a cash creation order is received by the Fund, the Investment Adviser would have the discretion to purchase securities from the Eligible Securities List from a market maker or Authorized Participant, or to purchase securities in the open market.

Creation Transaction Fee

A creation transaction fee payable to the Custodian of $[    ] per U.S. Treasury Security issue comprising the Deposit Securities is imposed on each creation transaction.

In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed a variable charge to compensate the Fund for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market

Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant may be required to reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Investment Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Investment Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect existing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. See “Portfolio Transactions and Brokerage” for additional information regarding certain cash creation transactions. To the extent the Fund does not recoup the amount of costs incurred in connection with a creation transaction, those costs will be borne by the Fund and may negatively affect the Fund’s performance. From time to time, all or a portion of the Fund’s fixed creation transaction fee may be waived at the sole discretion of the Investment Adviser, including in connection with an Authorized Participant’s investment of seed capital in the Fund or where an Authorized Participant is engaged in certain customized creation and redemption basket activity that is designed to benefit the Fund by facilitating index tracking in a tax efficient manner (i.e., to minimize the realization of capital gains).

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day and only through a DTC Participant who has executed a Participant Agreement. The Fund will not redeem Shares in amounts less than Creation Units (except the Fund may redeem Shares in amounts less than a Creation Unit in the event the Fund is being liquidated). Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.

With respect to the Fund, BNYM, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number or amount of the Fund’s securities and/or an amount of cash that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. All orders are subject to acceptance by the Distributor. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash-only redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit will generally consist of Fund Securities – as published on the Business Day of the request for a redemption order received in proper form – plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Notwithstanding the foregoing, the Trust reserves the right to deliver a basket of securities and/or cash that differs from a basket of Fund Securities and/or cash published or transacted on a Business Day, or to substitute an amount of cash (a “cash-in-lieu” amount) to be added to the Cash Component to replace any Fund Security. Where “cash-in-lieu” is used, the amount of cash paid out in such cases will be equivalent to the value of the instrument listed as the Fund Security. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by an Authorized Participant.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Fund reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities it owns or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.

If the Trust determines, based on information available to the Trust when a redemption request is submitted by an Authorized Participant, that (i) the short interest of the Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all Authorized Participants redeeming Fund Shares on a Business Day represent 25% or more of the outstanding Shares of the Fund, such Authorized Participant will be required to verify to the Trust the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.

Redemption Transaction Fee

A redemption transaction fee payable to the Custodian of $[    ] per U.S. Treasury Security issue comprising the Fund Securities is imposed on each redemption transaction:

An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for the Fund) may also be imposed to compensate each applicable Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant may be required to reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash-in-lieu amount (which amount, at the Investment Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Investment Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash-in-lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by the Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. See “Portfolio Transactions and Brokerage” for additional information regarding certain cash redemption transactions. From time to time, all or a portion of the Fund’s transaction fees may be waived at the sole discretion of the Investment Adviser, including in connection with an Authorized Participant’s redemption of seed capital invested in the Fund or where an Authorized Participant is engaged in certain customized creation and redemption basket activity that is designed to benefit the Fund by facilitating index tracking in a tax efficient manner (i.e., to minimize the realization of capital gains). To the extent the Fund does not recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund and may negatively affect the Fund’s performance.

Placement of Redemption Orders

Orders to redeem Creation Units of the Fund must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of the Fund need not be a Participating Party, but such orders must state that redemption of Creation Units of the Fund will be effected through transfer of Creation Units of the Fund directly through DTC.

An order to redeem Creation Units of the Fund is deemed received by BNYM on the Transmittal Date if (i) such order is received by BNYM before 12:00 p.m., Eastern time for the order to be effected at NAY 1 and on or after 12:00 p.m., Eastern time and before the closing time for the order to be effected at NAY 2, in all cases on such Transmittal Date; (ii) all other procedures set forth in the Participant Agreement are properly followed. An Authorized Participant must deliver the requisite number of Shares of Creation Units specified in such order through DTC to BNYM and deliver any applicable cash amount directly to BNYM through the Federal Reserve wire system, in each case by no later than the time specified in the following table:

Order Type	Settlement Time (Delivery of Fund Securities to Authorized Participant)	Delivery Deadline (Delivery of Shares by Authorized Participant to Trust)
NAV 1 Order*	By 3:00 p.m., Eastern time (T+0) (by 5:30 p.m., Eastern time (T+0) for certain Authorized Participants, as set forth in the Participant Agreement)	By 1:00 pm. Eastern time (T+0)

NAV 2 Order	By 3:00 p.m., Eastern time (T+1) (by 5:30 p.m., Eastern time (T+1) for certain Authorized Participants, as set forth in the Participant Agreement)	By 1:00 pm. Eastern time (T+1)

Notwithstanding the above, where the Federal Reserve and/or DTC are closed on a day when the NYSE and the Fund’s Exchange are open (such as Columbus Day and Veterans Day), (i) NAV 2 Orders placed the day before the day on which the Federal Reserve and/or DTC are closed will settle on a T+2 basis and (ii) all orders placed the day on which the Federal Reserve and/or DTC are closed will settle on a T+1 basis.

Placement of Redemption Orders Outside Clearing Process—Foreign Funds

Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the Settlement Date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

Regular Foreign Holidays. The Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus two Business Days (i.e., days on which the national securities exchange is open) (“T+2”). The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T + 2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

The timing of settlement may also be affected by the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices. Because the portfolio securities of the Fund may trade on days that the Fund’s Exchange is closed or on days that are not Business Days for the Fund, Authorized Participants may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on an Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

BOOK ENTRY ONLY SYSTEM

DTC acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited purpose trust company, was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such

DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to an Exchange.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s Prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact the financial intermediary through which you hold your shares.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to [    ]% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The portfolio transactions for the Fund are generally effected at a net price without a broker’s commission (i.e., a dealer is dealing with the Fund as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreement provides that the Investment Adviser shall attempt to obtain the most favorable execution and net price available. The Management Agreement provides that, on occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which an Investment Adviser or an affiliate acts as Investment Adviser), the Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for the Fund. The Management Agreement permits the Investment Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Fund effects its securities transactions may be used by the Investment Adviser in servicing other accounts and not all of these services may be used by the Investment Adviser in connection with the Fund generating the brokerage credits. Such research or other services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. The fees received under the Management Agreement is not reduced by reason of the Investment Adviser receiving such brokerage and research services.

Such services are used by the Investment Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of the Fund, and the services furnished by such brokers may be used by the Investment Adviser in providing management services for the Trust. The Investment Adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which the Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Investment Adviser. The Investment Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations– even as to the portion that would be eligible if accounted for separately.

The research services received as part of commission sharing and client commission arrangements will comply with

Section 28(e) of the Securities Exchange Act of 1934 and may be subject to different legal requirements in the jurisdictions in which the Investment Adviser does business. Participating in commission sharing and client commission arrangements may enable the Investment Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Investment Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Investment Adviser might not be provided access to absent such arrangements.

When creation or redemption transactions consist of cash, the transactions may require the Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities or sales of Fund Securities (as defined above), as applicable. Depending on the timing of the transactions and certain other factors, such transactions may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creation or redemption baskets in cash rather than in-kind.

Specifically, following the Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant or affiliated broker-dealer to purchase or sell the Deposit Securities or Fund Securities, as applicable. Such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the Deposit Securities/Fund Securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order, which will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.

An Authorized Participant is required to deposit an amount with the Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the Deposit Securities, the Fund receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to the Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.

An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the Fund Securities, the Fund receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).

Since the Fund is newly-organized, it did not pay brokerage commissions during the last three fiscal years.

Subject to the above considerations, the Investment Adviser may use Goldman Sachs or an affiliate as a broker for the Fund. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for the Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

See “Custodian, Sub-Custodians and Provider of Administrative Services” for information regarding foreign exchange transaction services and execution of trades in connection with certain creation and redemption transactions.

DETERMINATION OF NET ASSET VALUE

In accordance with procedures approved by the Trustees, the NAV per share of the Fund’s Shares is calculated by the Fund’s provider of administrative services by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are generally valued on each Business Day at 12:00 p.m. Eastern time and as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern time), or such other times as the NYSE or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close.

For the purpose of calculating the NAV per share of the Fund, investments are valued under valuation procedures approved by the Trustees. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act. Portfolio securities of the Fund are generally valued as follows: (i) equity securities listed on any U.S. or foreign stock exchange or on the NASDAQ will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale or official closing price on the valuation date, equity securities may be valued at the closing bid price for long positions or the closing ask price for short positions at the time closest to, but no later than, the NAV calculation time. If the relevant exchange or system has not closed by the above mentioned time for determining the Fund’s NAV, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the NAV is determined; (ii) over-the-counter equity securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price for long positions or the last ask price for short positions at the time closest to, but no later than, the NAV calculation time; (iii) equity securities for which no prices are obtained under sections (i) or (ii), including those for which a pricing source supplies no exchange quotation or a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (iv) fixed income securities will be valued via electronic feeds from independent pricing services to the administrator using evaluated prices provided by a recognized pricing service and dealer-supplied quotations. Fixed income securities for which a pricing service either does not supply a quotation or supplies a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (v) fixed income securities for which vendor pricing or broker quotes are not available will be valued by the Investment Adviser based on fair valuation policies that incorporate matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities and various other factors; (vi) investments in open-end registered investment companies (excluding investments in ETFs) and investments in private funds are valued based on the NAV of those registered investment companies or private funds (which may use fair value pricing as discussed in their prospectus or offering memorandum); (vii) spot foreign exchange rates will be valued using a pricing service at the time closest to the time used for the index calculation of the Fund and forward foreign currency contracts will be valued by adding forward points provided by an independent pricing service to the spot foreign exchange rates and interpolating based upon maturity dates of each contract or by using outright forward rates, where available (if quotations are unavailable from a pricing service or, if the quotations by the Investment Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and ask quotations supplied by at least one dealer in such contracts); (viii) exchange-traded futures contracts will be valued at the last published settlement price on the exchange where they are principally traded (or, if a sale occurs after the last published settlement price but before the NAV calculation time, at the last sale price at the time closest to, but no later than, the NAV calculation time); (ix) exchange-traded options contracts with settlement prices will be valued at the last published settlement price on the exchange where they are principally traded (or, if a sale occurs after the last published settlement price but before the NAV calculation time, at the last sale price at the time closest to, but no later than, the NAV calculation time); (x) exchange-traded options contracts without settlement prices will be valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions at the time closest to, but no later than, the NAV calculation time); (xi) over-the-counter derivatives, including, but not limited to, interest rate swaps, credit default swaps, total return index swaps, put/call option combos, total return basket swaps, index volatility and foreign exchange (“FX”) variance swaps, will be valued at their fair value as determined using counterparty supplied valuations, an independent pricing service or valuation models which use market data inputs supplied by an independent pricing service; and (xii) all other instruments, including those for which a pricing service supplies no exchange quotation/price or a quotation that is believed by the Investment Adviser to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees. Securities may also be valued at fair value in accordance with procedures approved by the Board of Trustees where the Fund’s provider of administrative services is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value. Fair values determined in accordance with the valuation procedures approved by the Board of Trustees may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at foreign currency exchange rates generally determined as of 4:00 p.m. Greenwich Mean Time. If such quotations are not available, the rate of exchange will be determined in good faith under procedures approved by the Board of Trustees.

Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the NYSE is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Fund’s NAV is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation.

The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

In general, fair value represents a good faith approximation of the current value of an asset and may be used when there is no public market or possibly no market at all for an asset. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures or by other investors. The fair value of an asset may not be the price at which that asset is ultimately sold.

The proceeds received by the Fund and each other series of the Trust from the issue or sale of its Shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund or particular series and constitute the underlying assets of the Fund or series. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Fund and the other series of the Trust are generally allocated in proportion to the NAVs of the respective Fund except where allocations of expenses can otherwise be fairly made.

The Fund relies on various sources to calculate its NAV. The ability of the Fund’s provider of administrative services to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods and affect the ability of the Fund to effect in-kind creations and redemptions on a T+0 or T+1 basis, respectively. The Fund may be unable to recover any losses associated with such failures. In addition, if the third-party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

SHARES OF THE TRUST

The Fund is a series of Goldman Sachs ETF Trust, a Delaware statutory trust formed on December 16, 2009.

The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of [    ], 2022, the Trustees have authorized the issuance of one class of shares of the Fund (“Shares”). Additional series may be added in the future.

Each Share of the Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund and all expenses of the Fund are borne at the same rate by each class of shares. In addition, the fees and expenses set forth below for Shares may be subject to fee waivers or reimbursements, as discussed more fully in the Fund’s Prospectus.

Certain aspects of the Shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued for the consideration described in the Fund’s Prospectus, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, shareholder servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees.

The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each Share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

The Declaration of Trust states that the Trust shall continue without limitation of time but, Trustees may without Shareholder approval (i) sell and convey all or substantially all of the assets of the Trust or any affected Series to another trust, partnership, association, or corporation, or to a separate series of shares thereof, organized under the laws of any state, which trust, partnership, association, or corporation is an open-end management investment company as defined in the Investment Company Act, or is a series thereof, for adequate consideration which may include the assumption of all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest, stock, or other ownership interests of such trust, partnership, association, or corporation or of a series thereof; or (ii) at anytime, sell and convert into money all of the assets of the Trust or any affected series.

The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge, reorganize or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

Shareholder and Trustee Liability

Under Delaware Law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who collectively hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

TAXATION

The following are certain additional U.S. federal income tax considerations generally affecting the Fund and the purchase, ownership and disposition of shares of the Fund that are not described in the Prospectus. The discussions below and in the Prospectus are only summaries and are not intended as substitutes for careful tax planning. They do not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on [                ], 2022 which are subject to change. Future changes in tax laws may adversely impact the Fund and its shareholders.

Fund Taxation

The Fund is treated as a separate taxable entity and has elected to be treated and intends to qualify for each of its taxable years as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

There are certain tax requirements that the Fund must follow if it is to avoid federal taxation. In its efforts to adhere to these requirements, the Fund may have to limit its investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (i) the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, net income from qualified publicly traded partnerships or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (ii) the Fund diversify its holdings so that, in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items,

U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.

For purposes of the 90% gross income test, income that the Fund earns from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally have the same character for the Fund as in the hands of such an entity; consequently, the Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to the Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in the Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.

If the Fund complies with the foregoing provisions, then in any taxable year in which the Fund distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), plus 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. If, instead, the Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to Fund shareholders for these purposes — including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of Fund Shares that should be treated as such distributions — there can be no assurance that the Fund will avoid corporate-level tax in each year.

The Fund generally intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors and may therefore make it more difficult for the Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. The Fund generally expects, however, to be able to obtain sufficient cash to satisfy those requirements, from new investors, the sale of securities or other sources. If for any taxable year the Fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income and net capital gain at corporate rates, and its distributions to shareholders will generally be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.

To avoid a 4% federal excise tax, the Fund must generally distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of 98% of its taxable ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the year declared. The Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by the Fund will be required to be “marked-to-market” for federal tax purposes — that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by the Fund, it may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund, and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of the Fund’s distributions to shareholders. The application of certain requirements for qualification as a regulated investment company and the application of certain other tax rules may be unclear in some respects in connection with certain investment practices such as dollar rolls, or investments in certain derivatives, including interest rate swaps, floors, caps and collars, currency swaps, total return swaps, mortgage swaps, index swaps, forward contracts and structured notes. As a result, the Fund may therefore be required to limit its investments in such transactions and it is also possible that the IRS may not agree with the Fund’s tax treatment of such transactions. In addition, the tax treatment of derivatives, and certain other investments, may be affected by future legislation, Treasury Regulations and guidance issued by the IRS that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders. Certain tax elections may be available to the Fund to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments, which may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed the Fund’s investment company taxable income (computed without regard to that loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes, with the result being either no dividends being paid or a portion of the Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

The Fund’s investment, if any, in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause the Fund to realize income or gain before the receipt of cash payments with respect to these securities or contracts. For the Fund to obtain cash to enable the Fund to distribute any such income or gain, to maintain its qualification as a regulated investment company and to avoid federal income and excise taxes, the Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.

Investments in lower-rated securities may present special tax issues for the Fund to the extent actual or anticipated defaults may be more likely with respect to those kinds of securities. Tax rules are not entirely clear about issues such as when an investor in such securities may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by the Fund, in the event it invests in such securities, so as to seek to eliminate or to minimize any adverse tax consequences.

If the Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that will ameliorate these adverse tax consequences, but those elections will require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. The Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

If the Fund invests in certain real estate investment trusts (“REITs”) or in real estate mortgage investment conduit residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income.” In addition, tax may be imposed on the Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.

Taxable U.S. Shareholders – Distributions

For U.S. federal income tax purposes, distributions by the Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax.

In general, distributions from investment company taxable income for the year will be taxable as ordinary income. However, distributions to noncorporate shareholders attributable to dividends received by the Fund, if any, from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date and the Fund must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock. The amount of the Fund’s distributions that otherwise qualify for these lower rates may be reduced as a result of the Fund’s securities lending activities, hedging activities or a high portfolio turnover rate.

Distributions reported to shareholders as derived from the Fund’s dividend income, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company may be eligible for the dividends received deduction for corporate shareholders. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends received deduction also may be reduced as a result of the Fund’s hedging activities, securities lending activities or a high portfolio turnover rate. The dividend may, if it is treated as an “extraordinary dividend” under the Code, reduce a shareholder’s tax basis in its shares of the Fund. Capital gain dividends (i.e., dividends from net capital gain), if reported as such to shareholders, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions, if any, that are in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from publicly traded partnerships. Applicable treasury regulations permit a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders income from publicly traded partnerships that would be eligible for such deduction.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders - Sale of Shares

When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing that tax basis, a shareholder should generally retain its account statements for the period that it holds shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year and short-term otherwise, subject to the rules below.

Certain special tax rules may apply to a shareholder’s capital gains or losses on Fund shares. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. If the Fund redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Shareholders

The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.

Except as discussed below, distributions to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) including amounts retained by the Fund which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Non-U.S. shareholders generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Fund. It is expected that the Fund will generally make designations of short-term gains, to the extent permitted, but the Fund does not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of the Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. persons who fail to furnish the proper IRS Form W-8 (i.e., W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 24% rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. shareholders of the Fund may be subject to U.S. estate tax with respect to their Fund shares.

Withholding of U.S. tax (at a 30% rate) is required with respect to payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the

U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Fund.

Backup Withholding

Backup withholding may be required at a rate up to 24% with respect to distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Creation Units

As a result of U.S. federal income tax requirements, the Trust on behalf of the Fund, has the right to reject an order for a creation of shares if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creations and Redemptions.”

State and Local Taxes

The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of the Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning state and local tax matters.

FINANCIAL STATEMENTS

A copy of the Fund’s Annual Report (when available) may be obtained upon request and without charge by writing Goldman Sachs Funds, P.O. Box 806395, Chicago, Illinois 60680 or by calling 1-800-621-2550.

PROXY VOTING

The Trust, on behalf of the Fund, has delegated the voting of portfolio securities to the Investment Adviser. For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that they generally apply when voting on behalf of client accounts. Attached as Appendix B is a summary of the Guidelines. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override that vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that they may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Fund’s managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on or through the Fund’s website at http://www.gsam.com/content/gsam/us/en/advisors/resources/client-service/proxy-voting.html without charge and on the SEC’s website at www.sec.gov.

PAYMENTS TO OTHERS (INCLUDING INTERMEDIARIES)

The Investment Adviser, Distributor (upon direction of the Fund or the Investment Adviser) and/or their affiliates may make payments to intermediaries from time to time to promote the sale, distribution and/or servicing of shares of the Fund (each, an “Intermediary”). Certain payments (“Additional Payments”) are made out of the Investment Adviser’s, and/or its affiliates’ own assets (which may come directly or indirectly from fees paid by the Fund), are not an additional charge to the Fund or its shareholders, and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund receives as proceeds from such purchases. Although paid by the Investment Adviser, Distributor (upon direction of the Fund or the Investment Adviser), and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by the Fund to the Intermediaries as described in the Fund’s Prospectus and this SAI.

The Additional Payments are intended to compensate Intermediaries for, among other things: marketing activities and presentations, educational training programs, the support or purchase of technology platforms/software and/or reporting systems. The Investment Adviser, Distributor (upon direction of the Fund or the Investment Adviser) and/or their affiliates may also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded funds in general and/or for the provision of analytical or other data to GSAM or its affiliates relating to sales of Fund shares. In addition, the Investment Adviser, Distributor (upon direction of the Fund or the Investment Adviser) and/or their affiliates may make payments to Intermediaries that make Fund shares available to their clients or for otherwise promoting the Fund, including through provision of consultative services to GSAM or its affiliates relating to marketing of the Fund and/or sale of Fund shares.

These Additional Payments may be significant to certain Intermediaries, and may be an important factor in an Intermediary’s willingness to support the sale of the Fund through its distribution system.

The Investment Adviser and/or its affiliates may be motivated to make Additional Payments since they promote the sale of Fund shares to clients of Intermediaries and the retention of those investments by those clients. To the extent Intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, the Investment Adviser benefits from the incremental management and other fees paid by the Fund with respect to those assets.

In addition, certain Intermediaries may have access to certain research and investment services from the Investment Adviser and/or its affiliates. Such research and investment services (“Additional Services”) may include research reports; economic analysis; portfolio analysis, portfolio construction and similar tools and software; business planning services; certain marketing and investor education materials and strategic asset allocation modeling. The Intermediary may not pay for these products or services or may only pay for a portion of the total cost of these products or services. The cost of the Additional Services and the particular services provided may vary from Intermediary to Intermediary.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Fund, or other investments based, at least in part, on the level of compensation paid. Additionally, if one fund sponsor makes greater distribution payments than another, an Intermediary may have an incentive to recommend one fund complex over another. Similarly, if an Intermediary receives more distribution assistance for one share class versus another, that Intermediary may have an incentive to recommend that share class. Because Intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an Intermediary to purchase or sell Shares of the Fund.

Your Intermediary may charge you additional fees or commissions other than those disclosed in the Prospectus. Shareholders should contact their Intermediary for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions it charges. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.

Not described above are other subsidiaries of Goldman Sachs who may receive revenue from the Investment Adviser, Distributor and/or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

Furthermore, the Investment Adviser and/or its affiliates may, to the extent permitted by applicable regulations, sponsor various trainings and educational programs and reimburse investors for certain expenses incurred in connection with accessing the Fund through portal arrangements. The Investment Adviser and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable federal or state laws or FINRA regulations. This compensation is not included in, and is made in addition to, the Additional Payments described above.

OTHER INFORMATION

Disclosure of Portfolio Holdings Information and Portfolio Characteristics Information

The Trust has adopted a policy regarding the selective disclosure of portfolio holdings information and portfolio characteristics information. The policy seeks to (1) ensure that the disclosure of portfolio holdings information and portfolio characteristics information is in the best interest of Fund shareholders; and (2) address the conflicts of interest associated with the disclosure of portfolio holdings information and portfolio characteristics information. The policy provides that neither the Fund nor the Trust’s officers or Trustees, nor its Investment Adviser or any agent, nor any employee thereof (“Fund Representative”), will disclose the Fund’s portfolio holdings information or portfolio characteristics information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as non-public information about its trading strategies, as applicable, or pending transactions. Portfolio holdings information does not include summary or statistical information which is derived from (but does not include) individual portfolio holdings (“portfolio characteristics information”).

Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information or portfolio characteristics information. The Fund Representative may generally provide portfolio holdings information and material portfolio characteristics information to third parties if such information has been included in the Fund’s public filings with the SEC, disclosed on the Fund’s publicly accessible website, publicly disseminated through the NSCC or is otherwise publicly available.

Portfolio Holdings Information. The Fund’s complete portfolio holdings are publicly disseminated through financial reporting and news services, including the Fund’s publicly accessible Internet website (http://www.gsamfunds.com). In addition, a basket composition file, which includes the security names and share quantities or amounts to deliver in exchange for Fund shares and may overlap with actual or expected Fund holdings, is publicly disseminated via the NSCC.

As described above under “Creations and Redemptions,” following close of trading on a business day and prior to the commencement of trading on the next business day, the Investment Adviser may post an Eligible Securities List on the Fund’s website and disseminate the Eligible Securities List to market makers and Authorized Participants for the Fund. Such Eligible Securities List would consist of securities that the Investment Adviser would consider purchasing on such next business day as part of the representative sampling strategy for the Fund and may also include certain information about risk and other characteristics of the securities that the Investment Adviser would consider purchasing.

Portfolio holdings information that is not filed with the SEC, disclosed on the Fund’s publicly available website, publicly disseminated through the NSCC or is otherwise publicly available may be provided to third parties (including, without limitation, individuals, institutional investors, intermediaries that sell shares of the Fund, consultants and third-party data and other providers) only for legitimate business purposes and only if the third-party recipients are required to keep all such portfolio holdings information confidential and are prohibited from trading on the information they receive in violation of the federal securities laws. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services; rating and ranking organizations; lenders and other third-party service providers that may obtain access to such information in the performance of their contractual duties to the Fund will generally be permitted. In general, each recipient of non-public portfolio holdings information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.

Portfolio Characteristics Information. Material portfolio characteristics information that is not publicly available (e.g., information that is not filed with the SEC or disclosed on the Fund’s publicly available website) or calculated from publicly available information may be provided to third parties only if the third-party recipients are required to keep all such portfolio characteristics information confidential and are prohibited from trading on the information they receive in violation of the federal securities laws. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of material, non-public portfolio characteristics information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.

However, upon request, the Fund will provide certain non-public portfolio characteristics information to any (i) shareholder or (ii) non-shareholder (including, without limitation, individuals, institutional investors, intermediaries that sell shares of the Fund, consultants and third-party data providers) whose request for such information satisfies and/or serves a legitimate business purpose for the Fund. Examples of portfolio characteristics information include, but are not limited to, certain statistical information about the Fund’s portfolio. In accordance with the policy, this type of portfolio characteristics information that is made available upon request will be disclosed in accordance with, and subject to the time lag indicated in, the schedule below. This portfolio characteristics information may be requested by calling Goldman Sachs & Co. LLC toll-free at 1-800-621-2550. Portfolio characteristics information that is otherwise publicly available may be disclosed without these time lags.

The type and volume of portfolio characteristics information that is made available upon request will vary among the Goldman Sachs Funds (depending on the investment strategies and the portfolio management team of the applicable Fund). If portfolio characteristics information is disclosed to one recipient, it must also be disclosed to all other eligible recipients requesting the same information. However, under certain circumstances, the volume of portfolio characteristics information provided to one recipient may differ from the volume of portfolio characteristics information provided to other recipients.

Type of Information	When Available Upon Request
Financial Characteristics Information (Aggregate Liquidity Classification Information)

Prior to 90 Calendar Days After Month-End: Cannot disclose without (i) a confidentiality agreement; (ii) an agreement not to trade on the basis of non-public information in violation of the federal securities laws; and (iii) legal or compliance approval.

90 Calendar Days After Month-End: May disclose to shareholders and any non-shareholder with a legitimate business purpose.

In addition, the Fund described in this SAI currently intend to publish certain portfolio characteristics information on the Trust’s website (http://www.gsamfunds.com) on a daily basis. Operational disruptions and other systems disruptions may delay the posting of this information on the Trust’s website or the availability of this information by calling Goldman Sachs & Co. LLC at the toll-free number listed above.

Oversight of the Policy. Under the policy, Fund Representatives will periodically supply the Board of the Trustees with a list of third parties who receive non-public portfolio holdings information and material, non-public portfolio characteristics information pursuant to an ongoing arrangement subject to a confidentiality agreement and agreement not to trade on the basis of such information in violation of the federal securities laws. In addition, the Board receives information, on a quarterly basis, on such arrangements that were permitted during the preceding quarter. Under the policy, the Investment Adviser’s legal and compliance personnel authorize the disclosure of portfolio holdings information and portfolio characteristics information.

Miscellaneous

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

Corporate Actions

From time to time, the issuer of a security held in the Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that the Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of the Fund’s investment portfolio.

In cases where the Fund or the Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether the Fund will participate in that corporate action. If the Fund or the Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Fund’s investment portfolio.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund has not commenced operations as of [     ], 2022, and the Trust does not know of any persons who own of record or beneficially 5% or more of the outstanding Shares of the Fund as of that date.

INDEX DISCLAIMER

Goldman Sachs Access Treasury 0-6 Month ETF

The Goldman Sachs Access Treasury 0-6 Month ETF (the “Fund”) has been developed solely by GSAM. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the [    ].

The Index is calculated by or on behalf of [    ] or its affiliate, agent or partner. The [    ] does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The [    ] makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by GSAM.

APPENDIX A DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

1-A

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The “R-1” and “R-2” rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

2-A

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

3-A

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“E” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“F” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

4-A

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “B” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of the claims. All rating categories other than “AAA” and “ ” also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

5-A

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative , non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “A” category.

“C” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3”—while speculative grade short-term obligations are designated “SG.” The following summarizes the ratings used by Moody’s for these short-term obligations:

6-A

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

7-A

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.

8-A

APPENDIX B GSAM PROXY VOTING GUIDELINES SUMMARY

Effective March 2022

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM Portfolio Management Teams and/or the Global Stewardship Team may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

Region: Americas

1. Business Items	2-B

2. Board of Directors	3-B

3. Executive and Non-Executive Compensation	6-B

4. Shareholders Rights and Defenses	8-B

5. Strategic Transactions and Capital Structures	8-B

6. Environmental and Social Issues	10-B

Region: Europe, Middle East and Africa (EMEA) Proxy Items

1. Business Items	14-B

2. Board of Directors	15-B

3. Remuneration	19-B

4. Shareholder Rights and Defences	20-B

5. Strategic Transactions, Capital Structures and other Business Considerations	20-B

6. Environmental and Social Issues	22-B

Region: Asia Pacific (APAC) Proxy Items

1. Business Items	26-B

2. Board of Directors	27-B

3. Remuneration	31-B

4. Shareholder Rights and Defences	32-B

5. Strategic Transactions, Capital Structures and other Business Considerations	32-B

6. Environmental and Social Issues	34-B

Region: Japan Proxy Items

1. Operational Items	38-B

2. Board of Directors and Statutory Auditors	38-B

3. Compensation	42-B

4. Shareholder Rights and Defenses	42-B

5. Strategic Transactions and Capital Structures	42-B

6. Environmental and Social Issues	43-B

1-B

Region: Americas

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to North, Central and South American public equity investments of operating and/or holding companies Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Business Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

Reincorporation Proposals

We may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. We may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive Venue for Shareholder Lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following good governance features:

•	Majority independent board;

•	Independent key committees;

•	An annually elected board;

•	A majority vote standard in uncontested director elections;

•	The absence of a poison pill, unless the pill was approved by shareholders; and/or

•	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

Virtual Meetings

Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.

*

The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

Public Benefit Corporation Proposals

Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2-B

Administrative Requests

Generally vote FOR non-contentious administrative management requests.

2.	Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and/or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities. Vote on director nominees should be determined on a CASE-BY-CASE basis.

Voting on Director Nominees in Uncontested Elections

Board Composition

We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.

Vote AGAINST or WITHHOLD from members of the Nominating Committee:

•	At companies incorporated in the US if the board does not have at least 10% women directors and at least one other diverse board director;

•	At companies within the S&P 500, if, in addition to our gender expectations, the board does not have at least one diverse director from an underrepresented ethnic group;

•

At companies not incorporated in the US, if the board does not have at least 10% women directors or does not meet the requirements of local listing rules or corporate governance codes or national targets

Vote AGAINST or WITHHOLD from the full board at companies incorporated in the US that do not have at least one woman director.

Vote AGAINST or WITHHOLD from individual directors who:

•	Sit on more than five public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Vote AGAINST or WITHHOLD from members of the Nominating Committee if the average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.

Director Independence

At companies incorporated in the US, where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.

Additionally, we will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (as described above) when:

•	The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and

•

The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.

Director Accountability

Vote AGAINST or WITHHOLD from individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.

Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

Vote AGAINST or WITHHOLD from members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.

3-B

•

Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).

•

The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•

The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Committee Responsibilities and Expectations

Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.

Audit Committee

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);

•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;

•	There is excessive pledging or hedging of stock by executives;

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Compensation Committee

See section 3 on Executive and Non-Executive compensation for reasons to withhold from members of the Compensation Committee.

Nominating/Governance Committee

Vote AGAINST or WITHHOLD from the members of the Nominating/Governance Committee if:

•	The company has opted into, or failed to opt out of, state laws requiring a classified board structure;

•

At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The board does not meet our diversity expectations;

4-B

•	The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders.

Voting on Director Nominees in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed; and

•	Whether minority or majority representation is being sought.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

We may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for us to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (we generally will not support if the ownership threshold is less than 3%);

•	The maximum proportion of directors that shareholders may nominate each year (we generally will not support if the proportion of directors is greater than 25%); and

•	Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.

We will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Other Board Related Proposals (Management and Shareholder)

Independent Board Chair (for applicable markets)

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

Shareholder Proposals Regarding Board Declassification

We will generally vote FOR proposals requesting that the board adopt a declassified board structure.

5-B

Majority Vote Shareholder Proposals

We will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. We also look for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

We will generally vote FOR shareholder proposals to restore or provide cumulative unless:

•

The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3.	Executive and Non-Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or

•	There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

Factors Considered Include:

•	Pay for Performance Disconnect;

•

We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

•	Long-term equity-based compensation is 100% time-based;

•	Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

6-B

•	Extraordinary relocation benefits;

•	Internal pay disparity; and

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;

•	Limits on employee contributions;

•	Company matching contributions; and

•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing;

•	If it is a value-for-value exchange;

•	If surrendered stock options are added back to the plan reserve;

•	Option vesting;

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Retention Holding Period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of Accelerated Vesting in the Event of a Change in Control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based Equity Awards and Pay-for-Superior-Performance Proposals

Generally vote FOR unless there is sufficient evidence that the current compensation structure is already substantially performance-based. We consider performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

Compensation Committee

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•	We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP;

•	The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast

7-B

4.	Shareholders Rights and Defenses

Shareholder Ability to Act by Written Consent

Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Special Meetings Arrangements

Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

Generally vote AGAINST management proposals seeking shareholder approval for the company to hold special meetings with 14 days notice unless the company offers shareholders the ability to vote by electronic means and a proposal to reduce the period of notice to not less than 14 days has received majority support.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Shareholder Voting Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR management and shareholder proposals to reduce supermajority vote requirements.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:

•	a shareholder-approved poison pill in place; or

•	adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

5.	Strategic Transactions and Capital Structures

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Dual Class Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

8-B

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•

The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

We will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

9-B

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and The stated rationale for the transaction, including discussions of timing

Common and Preferred Stock Authorization

Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.

Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.

6.	Environmental and Social Issues

Overall Approach

Proposals considered under this category could include, among others, reports on:

1) employee labor and safety policies;

2) impact on the environment of the company’s production or manufacturing operations;

3) societal impact of products manufactured;

4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and

5) overall board structure, including diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•

If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

10-B

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Issues

Climate Transition Plans

Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:

•	If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;

•	If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and

•	If the company has detailed disclosure in line with Paris Agreement goals.

Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•	If the proposal asks for detailed disclosure according to the TCFD’s recommendations;

•	If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;

•	If the proposal asks for long-term targets, as well as short and medium term milestones;

•	If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;

•	If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);

•	If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and

•	Whether the proposal is binding or non-binding.

Environmental Sustainability Reporting

Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•

If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Other Environmental Proposals

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:

•

Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;

•	Calling for the reduction of Greenhouse Gas (GHG) emissions;

11-B

•	Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;

•	Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;

•	Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

•	Requesting a company report on its energy efficiency policies; and

•	Requesting reports on the feasibility of developing renewable energy resources.

Social Issues

Board and Workforce Demographics

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap

Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and

•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Labor, Human and Animal Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.

Racial Equity Audit

•

Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:

•	The degree to which existing relevant policies and practices are disclosed;

12-B

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and

•	Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

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Region: Europe, Middle East and Africa (EMEA) Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to EMEA public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Business Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

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Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Virtual Meetings

Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.

*

The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

Public Benefit Corporation Proposals

Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Administrative Requests

Generally vote FOR non-contentious administrative management requests.

2.	Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Number of directors on the board

•	Lack of gender diversity on the board

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•

There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.

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Board Composition

We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.

Vote AGAINST members of the Nominating Committee:

•	At companies if the board does not have at least 10% women directors, or does not meet the requirements of local listing rules or corporate governance codes or national targets;

•	At companies in the FTSE100 if the board does not have at least one director from an underrepresented minority ethnic background, in line with the Parker review guidelines.

Employee and /or Labor Representatives

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Director Independence

Classification of Directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (a cooling off period may be applied);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

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Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Director Accountability

Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.

Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company,

•

including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•

The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to

•	malfeasance or poor supervision, such as operating in private or company interest rather than in

•	shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

Committee Responsibilities and Expectations

Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.

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Audit Committee

Vote AGAINST members of the Audit Committee if:

•	Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.

•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;

•	There is excessive pledging or hedging of stock by executives;

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Remuneration Committee

See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.

Nominating/Governance Committee

Vote AGAINST members of the Nominating/Governance Committee if:

•

At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The board does not meet our diversity expectations;

•	The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders

Voting on Director Nomineess in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed; and

•	Whether minority or majority representation is being sought.

Other Board Related Proposals (Management and Shareholder)

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Independent Board Chair (for applicable markets)

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

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•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

3.	Remuneration

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.

Remuneration Plans

Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

Factors considered may include:

•	Pay for Performance Disconnect;

•

We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

•	Long-term equity-based compensation is 100% time-based;

•	Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity; and

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.

Non-Executive Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

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Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Other Remuneration Related Proposals

Vote on other remuneration related proposals on a CASE-BY-CASE basis.

Remuneration Committee

When voting for members of the Remuneration Committee, factors considered may include:

•	We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and

•	The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast

•	Remuneration structure is widely inconsistent with local market best practices or regulations

4.	Shareholder Rights and Defences

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis.

For French companies listed on a regulated market, generally VOTE AGAINST any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders’ prior explicit approval.

5.	Strategic Transactions, Capital Structures and other Business Considerations

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Dual Class Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.

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Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•

The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

We will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

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Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing

6.	Environmental and Social Issues

Overall Approach

Proposals considered under this category could include, among others, reports on:

1) employee labor and safety policies;

2) impact on the environment of the company’s production or manufacturing operations;

3) societal impact of products manufactured;

4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and

5) overall board structure, including diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•

If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

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Environmental Issues

Climate Transition Plans

Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:

•	If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;

•	If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and

•	If the company has detailed disclosure in line with Paris Agreement goals.

Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•	If the proposal asks for detailed disclosure according to the TCFD’s recommendations;

•	If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;

•	If the proposal asks for long-term targets, as well as short and medium term milestones;

•	If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;

•	If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);

•	If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and

•	Whether the proposal is binding or non-binding.

Environmental Sustainability Reporting

Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•

If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Other Environmental Proposals

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:

•

Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;

•	Calling for the reduction of Greenhouse Gas (GHG) emissions;

•	Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;

•	Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;

•	Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

•	Requesting a company report on its energy efficiency policies; and

•	Requesting reports on the feasibility of developing renewable energy resources.

Social Issues

Board and Workforce Demographics

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

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Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap

Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and

•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Labor, Human and Animal Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.

Racial Equity Audit

•

Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:

•	The degree to which existing relevant policies and practices are disclosed;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and

•	Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

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Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

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Region: Asia Pacific (APAC) Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to APAC public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market. For Japan-specific policies, see Japan Proxy Items from page X.

1.	Business Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

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Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Virtual Meetings

Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.

*

The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Administrative Requests

Generally vote FOR non-contentious administrative management requests.

2.	Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.

Voting on Director Nominees in Uncontested Elections

•	Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Number of directors on the board

•	Lack of gender diversity on the board

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•

There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Board Composition

We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.

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Vote AGAINST members of the Nominating Committee:

•	At companies if the board does not have at least 10% women directors, or does not meet the requirements of local listing rules or corporate governance codes or national targets;

Employee and /or Labor Representatives

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Director Independence

Classification of Directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (a cooling off period may be applied);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

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Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Director Accountability

Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.

Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company,

•

including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•

The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to

•	malfeasance or poor supervision, such as operating in private or company interest rather than in

•	shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

Committee Responsibilities and Expectations

Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.

Audit Committee

Vote AGAINST members of the Audit Committee if:

•	Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.

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•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;

•	There is excessive pledging or hedging of stock by executives;

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Remuneration Committee

See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.

Nominating/Governance Committee

Vote AGAINST members of the Nominating/Governance Committee if:

•

At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The board does not meet our diversity expectations;

•	The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders

Voting on Director Nominees in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed; and

•	Whether minority or majority representation is being sought.

Other Board Related Proposals (Management and Shareholder)

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Independent Board Chair (for applicable markets)

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

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•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

3.	Remuneration

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.

Remuneration Plans

Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

Factors considered may include:

•	Pay for Performance Disconnect;

•

We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

•	Long-term equity-based compensation is 100% time-based;

•	Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity; and

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.

Non-Executive Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

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Vote AGAINST proposals to indemnify auditors.

Other Remuneration Related Proposals

Vote on other remuneration related proposals on a CASE-BY-CASE basis.

Remuneration Committee

When voting for members of the Remuneration Committee, factors considered may include:

•	We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and

•	The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast

•	Remuneration structure is widely inconsistent with local market best practices or regulations

4.	Shareholder Rights and Defences

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

5.	Strategic Transactions, Capital Structures and other Business Considerations

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Dual Class Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law. At companies in India, vote FOR issuance requests without preemptive rights to a maximum of 25% of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

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•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•

The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances, or any stricter limit set in local best practice recommendations or law.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

We will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

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Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and The stated rationale for the transaction, including discussions of timing

6.	Environmental and Social Issues

Overall Approach

Proposals considered under this category could include, among others, reports on:

1) employee labor and safety policies;

2) impact on the environment of the company’s production or manufacturing operations;

3) societal impact of products manufactured;

4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and

5) overall board structure, including diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•

If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Issues

Climate Transition Plans

Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:

•	If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;

•	If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and

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•	If the company has detailed disclosure in line with Paris Agreement goals.

Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•	If the proposal asks for detailed disclosure according to the TCFD’s recommendations;

•	If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;

•	If the proposal asks for long-term targets, as well as short and medium term milestones;

•	If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;

•	If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);

•	If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and

•	Whether the proposal is binding or non-binding.

Environmental Sustainability Reporting

Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•

If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Other Environmental Proposals

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:

•

Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;

•	Calling for the reduction of Greenhouse Gas (GHG) emissions;

•	Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;

•	Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;

•	Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

•	Requesting a company report on its energy efficiency policies; and

•	Requesting reports on the feasibility of developing renewable energy resources.

Social Issues

Board and Workforce Demographics

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

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Gender Pay Gap

Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and

•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Labor, Human and Animal Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.

Racial Equity Audit

•

Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:

•	The degree to which existing relevant policies and practices are disclosed;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and

•	Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

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We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

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Region: Japan Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to Japanese public equity investments of operating and/or holding companies. Applying these guidelines is not inclusive of all considerations in the Japanese market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio is less than 20%, and is not appropriate or sufficient when considering the company’s financial position; or

•	The company proposes the payments even though the company posted a net loss for the year under review, and the payout is excessive given the company’s financial position;

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Virtual Meetings

Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.

*

The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

2.	Board of Directors and Statutory Auditors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should have independent oversight of management; and should be held accountable for actions and results related to their responsibilities.

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:.

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•	The company’s committee structure: statutory auditor board structure, U.S.-type three committee structure, or audit committee structure; or

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Number of directors on the board

•	Lack of gender diversity on the board

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•

There are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote AGAINST top executives when the company has an excessive amount of strategic shareholdings.

Vote AGAINST top executives when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.

Vote AGAINST top executives when the company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (such as Scope 1, Scope 2, Scope 3 emissions), material to the company’s business. For companies with 3-committee structure boards, vote AGAINST the Audit Committee Chair.

Board Composition

We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.

Vote AGAINST members of the Nominating Committee if the Board does not have at least 10% women directors. For Japanese boards with statutory auditors or audit committee structure, vote AGAINST top executives.

Director Independence

Classification of Directors

Inside Director

•	Employee or executive of the company;

•	Any director who is not classified as an outside director of the company.

Non-Independent Non-Executive Director (affiliated outsider)

•	Any director specifically designated as a representative of a significant shareholder of the company;

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•	Any director who is/was also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, or one of the top 10 shareholders, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%)

•	Government representative;

•	Currently provides or previously provided professional services to the company or to an affiliate of the company;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains

•	transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who worked at the company’s external audit firm (auditor).

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Any director who works or has worked at a company whose shares are held by the company in question as strategic shareholdings (i.e. “cross-shareholdings”)

•	Former executive;

•	Any director who has served at a company as an outside director for 12 years or more;

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

•

“Cooling off period” for former employees or executives’ representation of significant shareholders and other stakeholders, as well as professional services is considered based on the market best practices and liquidity of executive labor market.

Independent Non-Executive Directors (independent outsider)

•	No material connection, either directly or indirectly, to the company other than a board seat.

At companies adopting a board with a statutory auditor committee structure or an audit committee structure, vote AGAINST top executives when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.

At companies adopting an audit committee structure, vote AGAINST affiliated outside directors who are audit committee members.

At companies adopting a U.S.-type three committee structure, vote AGAINST members of Nominating Committee when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.

At companies adopting a U.S.-type three committee structure, vote AGAINST affiliated outside directors when less than a majority of the board consists of independent outside directors.

At controlled companies adopting board with a statutory auditor structure or an audit committee structure, vote AGAINST top executives if the board does not consist of majority independent outside directors.

Director Accountability

Vote AGAINST individual outside directors who attend less than 75% of the board and/or committee meetings without a disclosed valid excuse.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company,

•

including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

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•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Voting on Director Nomineess in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Other Board Related Proposals (Management and Shareholder)

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Independent Board Chair

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

Statutory Auditor Elections

Statutory Auditor Independence

Vote AGAINST affiliated outside statutory auditors.

For definition of affiliated outsiders, see “Classification of Directors”

Statutory Auditor Appointment

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

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•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Outside statutory auditor’s attendance at less than 75% of the board and statutory auditor meetings without a disclosed valid excuse; or

•

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

3.	Compensation

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement bonuses for outside directors and/or outside statutory auditors, unless the amounts are disclosed and are not excessive relative to other companies in the country or industry.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and statutory auditors on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.	Shareholder Rights and Defenses

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless certain conditions are met to ensure the proposal is intended to enhance shareholder value, including consideration of the company’s governance structure, the anti-takeover defense duration, the trigger mechanism and governance, and the intended purpose of the antitakeover defense.

5.	Strategic Transactions and Capital Structures

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Dual Class Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

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Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Share Repurchase Plans

We will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

6.	Environmental and Social Issues

Overall Approach

Proposals considered under this category could include, among others, reports on:

1) employee labor and safety policies;

2) impact on the environment of the company’s production or manufacturing operations;

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3) societal impact of products manufactured;

4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and

5) overall board structure, including diversity.

•	When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•

If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Issues

Climate Transition Plans

Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:

•	If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;

•	If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and

•	If the company has detailed disclosure in line with Paris Agreement goals.

Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•	If the proposal asks for detailed disclosure according to the TCFD’s recommendations;

•	If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;

•	If the proposal asks for long-term targets, as well as short and medium term milestones;

•	If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;

•	If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);

•	If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and

•	Whether the proposal is binding or non-binding.

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Environmental Sustainability Reporting

Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•

If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Other Environmental Proposals

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:

•

Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;

•	Calling for the reduction of Greenhouse Gas (GHG) emissions;

•	Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;

•	Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;

•	Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

•	Requesting a company report on its energy efficiency policies; and

•	Requesting reports on the feasibility of developing renewable energy resources.

Social Issues

Board and Workforce Demographics

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap

Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and

•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Labor, Human and Animal Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

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•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.

Racial Equity Audit

•

Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:

•	The degree to which existing relevant policies and practices are disclosed;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and

Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

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PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Certificate of Trust of the Registrant dated December 16, 2009 (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-200933, filed May 4, 2015)

	(2)	Amended and Restated Declaration of Trust dated September 20, 2022 (incorporated by reference from Post-Effective Amendment No. 466 to the Trust’s registration statement, SEC File No. 333-200933, filed September 30, 2022)

	(3)	Form of Amended Schedule A dated July 22, 2022 to the Amended and Restated Declaration of Trust dated September 20, 2022 (incorporated by reference from Post-Effective Amendment No. 466 to the Trust’s registration statement, SEC File No. 333-200933, filed September 30, 2022)

(b)	Amended and Restated By-laws dated July 22, 2021 (incorporated by reference from Post-Effective Amendment No. 369 to the Trust’s registration statement, SEC File No. 333-200933, filed July 26, 2021)

(c)	Not applicable.

(d)	(1)	Management Agreement between Registrant and Goldman Sachs Asset Management, L.P. (with respect to ActiveBeta® Emerging Markets Equity ETF) (incorporated by reference from Pre- Effective Amendment No. 3 to the Trust’s registration statement, SEC File No. 333-200933, filed September 11, 2015)

	(2)	Form of Management Agreement between Registrant and Goldman Sachs Asset Management, L.P. (with respect to ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF and ActiveBeta® U.S. Small Cap Equity ETF) (incorporated by reference from Post-Effective Amendment No. 10 to the Trust’s registration statement, SEC File No. 333-200933, filed May 25, 2016)

	(3)	Form of Amended Annex A to the Management Agreement between Registrant and Goldman Sachs Asset Management, L.P. (with respect to all series of Registrant except ActiveBeta® Emerging Markets Equity ETF) (incorporated by reference from Post-Effective Amendment No. 466 to the Trust’s registration statement, SEC File No. 333-200933, filed September 30, 2022)

(e)	(1)	Distribution Agreement dated March 26, 2015 between Registrant and ALPS Distributors, Inc. (incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s registration statement, SEC File No. 333-200933, filed August 7, 2015)

	(2)	Distribution Agreement dated April 16, 2018 between Registrant and ALPS Distributors, Inc. (incorporated by reference from Post-Effective Amendment No. 126 to the Trust’s registration statement, SEC File No. 333-200933, filed August 27, 2018)

	(3)	Form of Amendment to Distribution Agreement between Registrant and ALPS Distributors, Inc. (incorporated by reference from Post-Effective Amendment No. 126 to the Trust’s registration statement, SEC File No. 333-200933, filed August 27, 2018)

(f)	Not applicable.

(g)	(1)	Custody Agreement dated April 5, 2011 between Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 279 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 28, 2011)

(2)	Letter Amendment to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s registration statement, SEC File No. 333-200933, filed August 7, 2015)

(3)	Letter Amendment dated October 20, 2015 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 518 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed January 15, 2016)

(4)	Amendment dated January 6, 2016 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 523 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed January 29, 2016)

(5)	Amendment dated March 1, 2016 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Financial Square Tax-Exempt Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund) (incorporated by reference from Post-Effective Amendment No. 559 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed May 20, 2016)

(6)	Amendment dated June 13, 2016 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Hedge Industry VIP ETF) (incorporated by reference from Post-Effective Amendment No. 93 to the Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

(7)	Amendment dated August 29, 2016 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs TreasuryAccess 0-1 Year ETF) (incorporated by reference from Post-Effective Amendment No. 93 to the Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

(8)	Amendment dated April 5, 2017 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Access Emerging Markets Local Currency Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF and Goldman Sachs Access Investment Grade Corporate Bond ETF) (incorporated by reference from Post-Effective Amendment No. 93 to the Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

(9)	Amendment dated May 10, 2017 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Equal Weight U.S. Large Cap Equity ETF) (incorporated by reference from Post-Effective Amendment No. 93 to the Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

(10)	Amendment dated December 10, 2018 to the Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 202 to the Trust’s registration statement, SEC File No. 333-200933, filed May 10, 2019)

(11)	Amendment dated July 12, 2019 to the Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (certain equity funds) (incorporated by reference from Post-Effective Amendment No. 778 to the Goldman Sachs Trust's registration statement, SEC File No. 33-17619, filed December 20, 2019)

	(12)	Amendment dated December 13, 2019 to the Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 281 to the Trust's registration statement, SEC File No. 333-200933, filed July 6, 2020)

(h)	(1)	Transfer Agency and Service Agreement between Registrant and The Bank of New York Mellon (incorporated by reference from Pre-Effective Amendment No. 3 to the Trust’s registration statement, SEC File No. 333-200933, filed September 11, 2015)

	(2)	Amendment dated December 10, 2018 to the Transfer Agency and Service Agreement between Registrant and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 202 to the Trust’s registration statement, SEC File No. 333-200933, filed May 10, 2019)

	(3)	Amendment dated December 13, 2019 to the Transfer Agency and Service Agreement between Registrant and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 281 to the Trust's registration statement, SEC File No. 333-200933, filed July 6, 2020)

	(4)	Form of Authorized Participant Agreement (incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s registration statement, SEC File No. 333-200933, filed August 7, 2015)

	(5)	Fund Administration and Accounting Agreement dated April 5, 2011 between Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 279 to the Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 28, 2011)

	(6)	Letter Amendment to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s registration statement, SEC File No. 333-200933, filed August 7, 2015)

	(7)	License Agreement between the Trust and Goldman Sachs Asset Management, L.P. (incorporated by reference from Pre-Effective Amendment No. 3 to the Trust’s registration statement, SEC File No. 333-200933, filed September 11, 2015)

	(8)	Letter Amendment dated October 20, 2015 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 3 to the Trust’s registration statement, SEC File No. 333-200933, filed February 8, 2016)

	(9)	Amendment dated January 6, 2016 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 523 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed January 29, 2016)

	(10)	Amendment dated March 1, 2016 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Financial Square Tax-Exempt Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund) (incorporated by reference from Post-Effective Amendment No. 559 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed May 20, 2016)

	(11)	Amendment dated December 10, 2018 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 202 to the Trust’s registration statement, SEC File No. 333-200933, filed May 10, 2019)

	(12)	Amendment dated July 12, 2019 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Registrant and The Bank of New York Mellon (certain equity funds) (incorporated by reference from Post-Effective Amendment No. 778 to the Goldman Sachs Trust's registration statement, SEC File No. 33-17619, filed December 20, 2019)

	(13)	Amendment dated December 13, 2019 to the Fund Administration and Accounting Agreement dated April 28, 2016 between Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Registrant and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 281 to the Trust's registration statement, SEC File No. 333-200933, filed July 6, 2020)

	(14)	Expense Limitation Agreement between Registrant and Goldman Sachs Asset Management, L.P. relating to Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (incorporated by reference from Post-Effective Amendment No. 72 to the Trust’s registration statement, SEC File No. 333-200933, filed July 6, 2017)

(i)	Opinion and Consent of Dechert LLP (to be filed by amendment)

(j)	Not applicable.

(k)	Not applicable.

(l)	Subscription Letter related to Initial Capital provided by The Goldman Sachs Group, Inc. (incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s registration statement, SEC File No. 333-200933, filed August 7, 2015)

(m)	Distribution and Service Plan (incorporated by reference from Pre-Effective Amendment No. 3 to the Trust’s registration statement, SEC File No. 333-200933, filed September 11, 2015)

(n)	Not applicable.

(p)	(1)	Code of Ethics – Goldman Sachs ETF Trust (incorporated by reference from Post-Effective Amendment No. 310 to the Trust’s registration statement, SEC File No. 333-200933, filed December 28, 2020)

	(2)	Code of Ethics – Goldman Sachs Asset Management, L.P. (incorporated by reference from Post-Effective Amendment No. 227 to the Trust’s registration statement, SEC File No. 333-200933, filed December 23, 2019)

	(3)	Code of Ethics – ALPS Distributors, Inc. (incorporated by reference from Pre-Effective Amendment No. 3 to the Trust’s registration statement, SEC File No. 333-200933, filed September 11, 2015)

(q)	Powers of Attorney for James A. McNamara, Joseph F. DiMaria, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Linda A. Lang, Michael Latham and Lawrence W. Stranghoener (incorporated by reference from Post-Effective Amendment No. 435 to the Trust’s registration statement, SEC File No. 333-200933, filed March 24, 2022)

Item 29. Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30. Indemnification

Article VII, Section 7.5 of the Amended and Restated Declaration of Trust of the Registrant, a Delaware statutory trust, provides for indemnification of the Trustees, officers and employees of the Registrant by the Registrant, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a).

Section 6 of the Distribution Agreement between the Registrant and Distributor dated March 26, 2015, provides that the Registrant will indemnify Distributor against certain liabilities, subject to certain conditions. A copy of the Distribution Agreement is incorporated by reference as Exhibit (e), to the Registrant’s Registration Statement.

Fund and trustees and officers liability policies purchased by the Registrant, Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31. Business and Other Connections of Investment Adviser

Goldman Sachs Asset Management, L.P. (“GSAM”) is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and serves as investment adviser to the Registrant. GSAM is engaged in the investment advisory business. GSAM is part of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a world-wide, full-service financial services organization. GSAM Holdings LLC is the general partner and principal owner of GSAM. Information about the officers and partners of GSAM is included in their Form ADV filed with the Commission (registration number 801-37591) and is incorporated herein by reference.

Item 32. Principal Underwriters

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1WS Credit Income Fund, 1290 Funds, Aberdeen Standard Investments ETFs, ALPS Series Trust, Alternative Credit Income Fund, The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, Barings Funds Trust, BBH Trust, Bluerock Total Income+ Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Broadstone Real Estate Access Fund, Brown Advisory Funds, Brown Capital Management Mutual Funds, Cambria ETF Trust, Centre Funds, CIM Real Assets & Credit Fund, CION Ares Diversified Credit Fund,

Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, Cullen Funds Trust, DBX ETF Trust, ETF Series Solutions, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, FS Multi-Alternative Income Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Graniteshares ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Heartland Group, Inc., IndexIQ Active ETF Trust, Index IQ ETF Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, Natixis ETF Trust II, Popular High Grade Fixed-Income Fund, Inc., Popular Total Return Fund, Inc., Popular Income Plus Fund, Inc., PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Puerto Rico Residents Tax Free Bond Fund I, Inc., Puerto Rico Residents Tax Free Funds, Inc., Puerto Rico Residents Tax Free Funds II, Inc., Puerto Rico Residents Tax Free Funds III, Inc., Puerto Rico Residents Tax Free Funds IV, Inc., Puerto Rico Residents Tax Free Funds V, Inc., Puerto Rico Residents Tax Free Funds VI, Inc. Reaves Utility Income Fund, RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VI, Stone Ridge Residential Real Estate Income Fund I, Inc., USCF ETF Trust, Wasatch Funds, WesMark Funds, Wilmington Funds, XAI Octagon Credit Trust, X-Square Balanced Fund and YieldStreet Prism Fund.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None

Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None

Joseph J. Frank**	Secretary	None

Patrick J. Pedonti **	Vice President, Treasurer and Assistant Secretary	None

Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None

Liza Orr	Vice President, Senior Counsel	None

Jed Stahl	Vice President, Senior Counsel	None

James Stegall	Vice President	None

Gary Ross	Senior Vice President	None

Kevin Ireland	Senior Vice President	None

Hilary Quinn	Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	The principal business address for Messrs. Pedonti and Frank is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c) Not applicable.

Item 33. Location of Accounts and Records

The Amended and Restated Declaration of Trust, Amended and Restated By-laws and minute books of the Registrant and certain investment adviser records will be in the physical possession of GSAM, 200 West Street, New York, New York 10282. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be in the physical possession of The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 482 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 30th day of November, 2022.

GOLDMAN SACHS ETF TRUST
(A Delaware statutory trust)

By:	/s/ Caroline L. Kraus

Caroline L. Kraus
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

[1]James A. McNamara	President (Chief Executive Officer) and Trustee	November 30, 2022
James A. McNamara

[1]Joseph F. DiMaria	Treasurer, Principal Financial Officer and Principal Accounting Officer	November 30, 2022
Joseph F. DiMaria

[1]Cheryl K. Beebe	Chair and Trustee	November 30, 2022
Cheryl K. Beebe

[1]Lawrence Hughes	Trustee	November 30, 2022
Lawrence Hughes

[1]John F. Killian	Trustee	November 30, 2022
John F. Killian

[1]Steven D. Krichmar	Trustee	November 30, 2022
Steven D. Krichmar

[1]Linda A. Lang	Trustee	November 30, 2022
Linda A. Lang

[1]Michael Latham	Trustee	November 30, 2022
Michael Latham

[1]Lawrence W. Stranghoener	Trustee	November 30, 2022
Lawrence W. Stranghoener

By: /s/ Caroline L. Kraus
Caroline L. Kraus,
Attorney-In-Fact

[1]	Pursuant to powers of attorney previously filed.

CERTIFICATE

The undersigned Secretary for Goldman Sachs ETF Trust (the “Trust”) hereby certifies that the Board of Trustees of the Trust duly adopted the following resolution by written consent.

RESOLVED, that Trustees and Officers of the Trust who may be required to sign the Trust’s Registration Statement or any amendments thereto be, and each hereby is, authorized to execute a power of attorney appointing James A. McNamara, Caroline L. Kraus and Joseph F. DiMaria, jointly and severally, as their attorneys-in-fact, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statement on Form N-1A of the Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, if any, and other documents in connection therewith, with the SEC and with other federal, state, foreign and quasi-governmental agencies and such other instruments related to compliance with certain of the federal securities laws and other applicable federal, state, foreign and quasi-governmental filings, the Trustees and Officers hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: November 30, 2022

/s/ Caroline L. Kraus
Caroline L. Kraus,
Secretary